                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07751

                            Nuveen Multistate Trust IV
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: May 31
                                               ------

                      Date of reporting period: May 31, 2005
                                                ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]




Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



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IT'S FAST, EASY & FREE:
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if you get your Nuveen Investments Fund dividends and statements from your
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(Be sure to have the address sheet that accompanied this report handy. You'll
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                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders have been asked to formally approve the continuation of your Fund's management contract with Nuveen. You should have already received proxy materials asking for such approval in recent weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments for the Nuveen Kansas, Kentucky,
  Michigan, Missouri, Ohio, and Wisconsin Municipal Bond Funds

  Portfolio managers Scott Romans and Cathryn Steeves examine economic and market conditions, key investment strategies, and the performance of the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio, and Wisconsin Municipal Bond Funds. Scott, who has 5 years of investment experience, began managing the Kansas, Missouri, and Wisconsin Funds in 2003. Cathryn has 9 years of investment experience and began managing the Kentucky and Ohio Funds in August 2004 and the Michigan Fund in January 2005.

--------------------------------------------------------------------------------

What factors had the greatest influence on the U.S. economy and the municipal market during the 12-month reporting period ended May 31, 2005?

The U.S. economy continued to see solid growth during the past 12 months. Gross domestic product, a measure of the goods and services produced in a nation, grew at an annualized rate of 3.3 percent during the second quarter of 2004,
4.0 percent during the year's third quarter, 3.8 percent in the fourth quarter, and 3.8 percent during the first quarter of 2005. The economy grew despite high energy prices, which fell in the final months of 2004 but rose sharply throughout most of the rest of the period. As another sign of the continued recovering economy, employment trended upward. Nearly 275,000 jobs were created in April 2005, although the following month's increase was a much smaller 78,000 jobs. On May 31, 2005, the unemployment rate was 5.1 percent, below the
5.6 percent rate of a year earlier.

With the economy's expansion came increased concerns about rising inflation. When the period began, it was becoming increasingly apparent that consumer prices, led by the cost of gasoline, were rising. Beginning in June 2004, the Federal Reserve, worried about inflation, started to raise short-term interest rates for the first time in more than four years. During the 12-month period, the Fed increased rates a total of eight times. By May 2005, the short-term federal funds rate stood at 3 percent, up from 1 percent at the start of the period. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 3.25 percent.)

Although inflation generally was rising, its rate of increase was in line with bond investors' expectations. Accordingly, investors remained confident that the Fed would continue its policy of "measured" interest rate hikes and would not need to raise rates more quickly. This confidence that inflation was manageable and that the Fed would proceed in a deliberate fashion supported long-term municipal bond prices, while their yields fell accordingly (a bond's yield and price move in opposite directions). By contrast, short-term municipal bond yields rose in line with the Fed's rate hikes. Lower-rated credits were among the best-performing securities in the municipal market during the period. Investors saw in these bonds opportunities to pick up additional income and were willing to take on additional credit risk to do so.

Throughout the period, supply of new municipal debt remained strong. Many issuers sought to take advantage of still-historically low interest rates to refinance outstanding obligations. During the first five months of 2005, for example, new municipal issuance totaled $164 billion, an increase of about 6 percent over new supply in the first five months of 2004.

How did the Funds perform during the 12-month reporting period ended May 31, 2005?

The table on the next page provides total return performance information for the six Funds discussed in this report for the one-year, five-year, and ten-year periods ended May 31, 2005. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 5/31/05
--------------------------------------------------------------------------------

                                          1-Year 5-Year 10-Year
                                          ---------------------
                Nuveen Kansas Municipal
                  Bond Fund
                 A Shares at NAV           8.95%  7.11%   5.64%
                 A Shares at Offer         4.35%  6.19%   5.19%
                Lipper Kansas Municipal
                  Debt Funds Category
                  Average/1/               5.01%  5.68%   4.58%
                Lehman Brothers Municipal
                  Bond Index/2/            7.96%  7.30%   6.22%
                -----------------------------------------------

                Nuveen Kentucky Municipal
                  Bond Fund
                 A Shares at NAV           8.51%  6.96%   5.56%
                 A Shares at Offer         3.93%  6.05%   5.11%
                Lipper Kentucky Municipal
                  Debt Funds Category
                  Average/1/               6.78%  5.88%   5.16%
                Lehman Brothers Municipal
                  Bond Index/2/            7.96%  7.30%   6.22%
                -----------------------------------------------

                Nuveen Michigan Municipal
                  Bond Fund
                 A Shares at NAV           8.48%  7.27%   5.64%
                 A Shares at Offer         3.95%  6.36%   5.18%
                Lipper Michigan Municipal
                  Debt Funds Category
                  Average/1/               6.58%  6.33%   5.22%
                Lehman Brothers Municipal
                  Bond Index/2/            7.96%  7.30%   6.22%
                -----------------------------------------------


                                             1-Year 5-Year 10-Year
                                             ---------------------

             Nuveen Missouri Municipal
               Bond Fund
              A Shares at NAV                 8.97%  7.01%   5.61%
              A Shares at Offer               4.42%  6.09%   5.15%
             Lipper Missouri Municipal
               Debt Funds Category
               Average/1/                     7.30%  6.54%   5.31%
             Lehman Brothers Municipal
               Bond Index/2/                  7.96%  7.30%   6.22%
             -----------------------------------------------------

             Nuveen Ohio Municipal
               Bond Fund
              A Shares at NAV                 9.00%  6.85%   5.42%
              A Shares at Offer               4.42%  5.93%   4.97%
             Lipper Ohio Municipal Debt
               Funds Category Average/1/      7.10%  6.24%   5.16%
             Lehman Brothers Municipal
               Bond Index/2/                  7.96%  7.30%   6.22%
             -----------------------------------------------------

             Nuveen Wisconsin
               Municipal Bond Fund
              A Shares at NAV                 7.94%  7.13%   5.46%
              A Shares at Offer               3.36%  6.21%   5.01%
             Lipper Other States
               Municipal Debt Funds Category
               Average/1/                     5.91%  5.95%   4.96%
             Lehman Brothers Municipal
               Bond Index/2/                  7.96%  7.30%   6.22%
             -----------------------------------------------------


Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

--------------------------------------------------------------------------------

Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in the report.

Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable


--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2005. The Lipper categories contained 11, 10 and 6 funds in the Lipper Kansas Municipal Debt Funds Category, 17, 16 and 7 funds in the Lipper Kentucky Municipal Debt Funds Category, 37, 36 and 29 funds in the Lipper Michigan Municipal Debt Funds Category, 21, 20 and 16 funds in the Lipper Missouri Municipal Debt Funds Category, 42, 38 and 32 funds in the Lipper Ohio Municipal Debt Funds Category and 63, 55 and 33 funds in the Lipper Wisconsin Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report  Page 3
monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders.

As of May 31, 2005, each Fund had negative UNII for financial statement purposes and positive UNII balances for tax purposes.

What type of economic environment did the six states profiled in this report experience during the period?

The Kansas economy continued to recover, despite its exposure to certain challenged sectors, such as manufacturing, telecommunications, and agriculture. The state's May 2005 unemployment rate was 5.3 percent, down 0.3 percent from May 2004 but slightly above the national average. To balance its fiscal year 2005 budget, Kansas continued to rely on nonrecurring revenues, a trend in evidence for the fiscal 2006 budget as well. New municipal debt issuance in the state for the first five months of 2005 was $1.02 billion, a 36 percent decline over the same time period in 2004 and well below the national increase of 6 percent. At period end, Kansas maintained credit ratings of Aa1 and AA+ by Moody's and Standard & Poor's, respectively, both of which maintained a negative outlook on the state's debt, citing the state's fiscal stresses and recent economic weakness.

As of May 31, 2005, Kentucky maintained credit ratings of Aa3 and A+ from Moody's and Standard & Poor's, respectively. The state's municipal issuance during the first five months of 2005 totaled $1.47 billion, a modest 1 percent decline over the prior year's issuance. Kentucky's economy continued to expand modestly during the reporting period. The state saw favorable job growth that was helped by strength in the leisure and hospitality industries. Nevertheless, Kentucky's unemployment rate was 5.7 percent in May 2005, 0.2 percent above the prior year's rate and 0.6 percent higher than the national average. The state's revenues for the 2005 fiscal year continue to outpace projections, growing at a nearly 9 percent pace.

Michigan's manufacturing-based economy remained in recession during the past 12 months, due primarily to the state's dependence on the challenged automotive industry. At period end, the state's jobless rate was 7.1 percent, tied with Mississippi for the nation's highest. Governor Jennifer Granholm's proposed budget for the 2006 fiscal year eliminates a general fund budget gap by relying on spending cuts, revenue enhancements, and proposed Medicaid reforms providing estimated savings of $80 million per year. Despite the state's financial challenges, Michigan's debt levels remained manageable, providing flexibility if revenue collections lag expectations. Michigan was an active issuer of bonds during the first five months of 2005, with new supply 128 percent higher than in the first five months of 2004. Both Moody's and Standard & Poor's downgraded Michigan's general obligation bond credit ratings during the period. Moody's rating fell from Aa1 to Aa2, while Standard & Poor's lowered its rating on the state's debt from AA+ to AA.

Missouri's economy continued to perform better than the overall Midwest region, following a deep recession that saw the loss of thousands of manufacturing-related jobs. The Show-Me State has benefited from its relatively diverse economy. At period end, Missouri's unemployment rate was 5.6 percent, same as a year ago but higher than the national average of 5.1 percent. The state's recently elected governor, Matt Blunt, proposed a $19 billion budget for the 2006 fiscal year that is structurally balanced. Despite declines in four of the past five years, Missouri maintains a healthy unreserved fund balance. Municipal issuance in the state totaled $1.97 billion for the first five months


                             Annual Report  Page 4
of 2005, more than 23 percent below the prior year's supply and lagging the national increase of 6 percent. Missouri continued to maintain the highest credit ratings of Aaa and AAA from Moody's and Standard & Poor's, respectively, reflecting the state's sound financial management.

Ohio's economy remained stagnant during the past year, with an unemployment rate of 6.1 percent in May 2005, a full percentage point above the national average. Although the state has seen job growth in healthcare and professional services, neither industry has made up for the substantial manufacturing job losses of prior years. Ohio's 2006 - 07 biennial budget is largely in balance. Revenue collections are slightly ahead of projections for the 2005 fiscal year, although ongoing economic challenges could weaken the state's financial position. Ohio issued $4.89 billion in municipal debt during the first five months of 2005, a modest 4 percent year-over-year increase. At period end, the state had credit ratings of Aa1 from Moody's and AA+ from Standard & Poor's.

Wisconsin's economy moderated during the past 12 months, benefiting from strength in service sectors such as education and healthcare but hurt by weakness in the leisure, hospitality, and transportation industries. In May 2005, the state's unemployment rate was 4.7 percent, a 0.3 percent improvement from May 2004 and better than the national average. Governor Doyle's fiscal 2005-07 biennial budget is balanced but relies on continued strong revenue growth as well as spending cuts to close a $1.6 billion shortfall. New municipal issuance in Wisconsin rose during the first five months of 2005, an 18 percent year-over-year increase in supply. As of May 31, 2005, Moody's and Standard & Poor's rated the state's general obligation debt Aa3 and AA-. In March 2005, Moody's upgraded its outlook for Wisconsin from negative to stable, citing the state's stabilizing economy and improved financial picture. S&P maintained its stable outlook throughout the period.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

The total return of all six Funds outperformed their Lipper peer group averages. Five of the six Funds also outperformed the national Lehman Brothers Municipal Bond Index, with the sixth, Wisconsin, essentially performing in line with the Lehman Brothers national index.

We pursued consistent management strategies across all six Funds, although our ability to implement the strategies varied depending on the types of securities available for purchase in each state. Our broad management themes during the past 12 months included:

.. Duration management. We sought to preserve each Fund's duration - its sensitivity to changes in interest rates - within a target range. With the Fed continuing to raise short-term rates but no consensus about how much rates would go up, we believed it was prudent to avoid making significant interest rate bets in the portfolios.

.. Reduction of concentrated credit positions. Throughout the past 12 months, credit spreads, the additional yield available to investors for taking on credit risk, narrowed considerably. As lower-rated bonds rallied, we took advantage of market conditions and reduced our holdings in securities that we believed had grown to a larger-than-desired weighting. Such a strategy allowed us to lock in some gains, reduce or at least diversify risk, and invest in parts of the market that offered more attractive value potential, in our view.

.. Yield curve positioning. We generally favored bonds in the long-intermediate part of the yield curve, with maturities of between 20 and 27 years, depending on the state, tending to offer the most compelling values, in our opinion.

The Nuveen Kansas Municipal Bond Fund enjoyed strong performance relative to its Lipper peer group average and the Lehman Brothers Municipal Bond Index. An overweighting in lower-rated and non-rated bonds helped performance, as did strong


                             Annual Report  Page 5
security selection. For example, non-rated revenue bonds issued for the Overland Park Convention Center, offering 7.375 percent in coupon income and maturing in 2032, performed particularly well, as did non-rated revenue bonds issued for Citizens Medical Center in Colby County, providing coupon income of
5.625 percent and maturing in 2016. On the negative side, some of the Fund's single family housing bonds had a slightly negative effect on performance. This sector was under pressure as interest rates remained low and it became more likely that these high-coupon bonds would be called. Although none of our housing bonds performed negatively, they still lagged the market and detracted from results on a relative basis.

During the period we worked to reposition the Fund to move closer to our desired portfolio structure. A greater-than-usual number of investment opportunities during the period enabled us to be fairly active with this portfolio. When appropriate, we sold some of the portfolio's lower-coupon intermediate-maturity holdings and replaced them with premium-coupon bonds offering 20-year maturity dates, which we believed offered good value as the period progressed. For example, we established a new position in Butler County Unified District bonds, which offered a 5 percent coupon and mature in 2025, the ideal structure we were looking to buy. By contrast, we sold the Fund's holdings in Johnson County Unified School District bonds. Although these securities offered a slightly higher coupon than the Butler County bonds, their 2017 maturity date represented a less attractive part of the yield curve, in our opinion.

The Nuveen Kentucky Municipal Bond Fund performed well, surpassing both its Lipper peer group as well as the national Lehman Brothers Index. The Fund benefited from its somewhat longer-than-average duration, which helped performance as shorter-dated securities underperformed longer bonds. The portfolio's exposure to lower-rated bonds also helped, as did weightings in the healthcare and lifecare sectors. Finally, our tobacco bonds gained in value as investors perceived an improved legal environment for the tobacco companies whose revenues back the securities. By contrast, an overweight in pre-refunded bonds detracted from results, as these underperformed along with other short-maturity securities. Also, bonds backed by International Paper were called during the period, having a negative impact on the Fund's income stream.

Supply of new debt was modest during the period, not unusual for Kentucky, and the difficulty of finding enough new bonds to meet our investment criteria kept our portfolio restructuring activity relatively limited. We did find some opportunities in the education sector, adding new bonds, for example, from the Kenton County School District. With the Fund's duration somewhat longer than our target, these bonds with maturity dates between 2017 and 2019 represented what we saw as a desirable part of the yield curve. Throughout the period, we continued to look for opportunities to reduce concentrated positions in lower-rated securities, taking advantage of market conditions to redeploy assets in better-valued, higher-rated bonds.

The Nuveen Michigan Municipal Bond Fund, which also outperformed both benchmarks, was helped by its overweighting of lower-rated bonds. The Fund also benefited from tobacco bonds as well as from an overweighting in the healthcare sector, which generally performed well. The Fund's longer-than-average duration also added to performance. On the negative side, the Fund was modestly underweighted in the very longest bonds, which enjoyed strong performance during the period, and overweighted in very short bonds, which did not. Another negative influence was supplied by a small position in debt backed by General Motors, whose recent financial problems have been well publicized.

Our management strategy in the Michigan Fund was similar to that of the other Funds during the period. To try to reduce the portfolio's risk, we continued to scale back our positions in lower-rated bonds that had recently performed well. We also sold some of our shorter holdings, including pre-refunded bonds, to maintain the Fund's


                             Annual Report  Page 6
duration, which was gradually declining as existing bonds rolled off or were called from the portfolio. As part of our duration-management efforts, we bought premium-coupon intermediate bonds, with 2025 and 2026 maturity dates representing our ideal target. For example, we purchased bonds issued by the Zeeland Public Schools, rated AAA, offering a 5 percent coupon, and maturing in 2022 and 2025.

The Nuveen Missouri Municipal Bond Fund was another strong performer relative to both the Lehman Brothers Municipal Bond Index and its Lipper category average. An overweighted position in BBB-rated and non-rated bonds helped performance. Security selection among our lower-rated holdings also contributed to results, especially among certain bonds whose price consequently jumped substantially, during the period. When a lower-rated bond is pre-refunded, meaning that the issuer refunds as of a future date an older bond with proceeds from a newer bond issued at lower rates, its price often goes up sharply even as its income stream remains constant. (The downside is that the bonds usually mature and leave the portfolio sooner.) Our higher-coupon housing bonds, however, were modest detractors from performance. Although these securities did not underperform by a wide margin, they failed to perform as well as the market because investors were unwilling to pay more for these bonds, knowing the securities could be called in an environment of low interest rates.

We believed the Missouri Fund was relatively well structured, so we did not make major changes to the portfolio during the period. We were able to reduce some of the portfolio's concentrated credit positions to help lower the Missouri Fund's risk. For example, we sold some of our Missouri Health and Educational Facilities Authority revenue bonds for Maryville University of St. Louis. Although we detected no credit problems with this issuer, we believed it was prudent to reduce exposure to this strong-performing bond and increase the portfolio's diversification. We also liquidated the Fund's holdings in CCC-rated Puerto Rico revenue bonds issued for American Airlines. Airport and airline bonds were strong perfomers during the period. We sold our American Airlines position because we were wary of its risk and reinvested the proceeds in other securities we believed offered better values. We looked to add issues providing coupons of 5 percent or more and with maturities around 20 years.

The Nuveen Ohio Municipal Bond Fund also performed well during the past 12 months relative to its Lipper peer group and the Lehman Brothers index. The Ohio Fund benefited from an overweighting in BBB-rated and lower-rated bonds. For example, performance was helped by revenue refunding bonds issued for Emery Air Freight Corporation and Emery Worldwide Airlines, which rose as airport and airline bonds recovered off of low levels. An overweighting in the strong-performing healthcare sector also helped performance, as did the Fund's tobacco bonds, which performed better as the industry's litigation environment improved.

The management strategies used in the Ohio Fund resembled that of the other portfolios during the period. When making new purchases, we favored intermediate-maturity premium-coupon bonds, which we believed offered our shareholders the best available values. At the same time, we reduced our weighting in pre-refunded bonds, whose short maturity dates hindered performance during a time of rising short-term yields. We also sold some of our concentrated lower-rated holdings to lock in recent gains and diversify the Fund's assets.

The Nuveen Wisconsin Municipal Bond Fund, which outperformed its Lipper peer group average and earned returns in line with the Lehman Brothers index during the past 12 months, benefited from its relatively large weighting in lower-rated and non-rated securities. In addition, a number of the individual lower-rated holdings in the Fund were particularly strong performers. By contrast, the Fund's shorter-maturity and pre-refunded securities detracted from results. These bonds saw their prices fall and yields rise in line


                             Annual Report  Page 7
with the Fed's short-term interest rate hikes during the period.

Wisconsin tends to be a challenging state in which to find suitable municipal bonds for investment, but we were able to find more opportunities than usual during the period. Accordingly, we were somewhat active in restructuring the portfolio. As in the other Funds, we reduced our exposure to concentrated positions in lower-rated bonds. We also increased the portfolio's diversification by adding to the number of issuers whose bonds are held in the Fund. When making new purchases, we invested further out on the yield curve, preferring bonds in the 20-year maturity range, which, as mentioned, we believed offered our shareholders the best values.


                             Annual Report  Page 8

     Nuveen Kansas Municipal Bond Fund

     Growth of an Assumed $10,000 Investment


                                     [CHART]


               Nuveen Kansas   Nuveen Kansas     Lehman
                 Municipal       Municipal      Brothers
                 Bond Fund       Bond Fund      Municipal
                   (NAV)          (Offer)       Bond Index
                   -----          -------       ----------
   5/31/95       $10,000         $ 9,580         $10,000
   6/30/95         9,895           9,479           9,913
   7/31/95         9,961           9,543          10,007
   8/31/95        10,079           9,656          10,134
   9/30/95        10,124           9,699          10,198
  10/31/95        10,324           9,890          10,346
  11/30/95        10,533          10,091          10,518
  12/31/95        10,673          10,225          10,619
   1/31/96        10,690          10,241          10,699
   2/29/96        10,559          10,115          10,627
   3/31/96        10,356           9,921          10,491
   4/30/96        10,318           9,884          10,461
   5/31/96        10,364           9,929          10,457
   6/30/96        10,505          10,064          10,571
   7/31/96        10,595          10,150          10,667
   8/31/96        10,589          10,144          10,665
   9/30/96        10,773          10,321          10,814
  10/31/96        10,875          10,418          10,937
  11/30/96        11,061          10,596          11,137
  12/31/96        11,033          10,570          11,184
   1/31/97        11,028          10,564          11,205
   2/28/97        11,130          10,663          11,308
   3/31/97        11,013          10,551          11,157
   4/30/97        11,139          10,671          11,251
   5/31/97        11,319          10,844          11,420
   6/30/97        11,412          10,933          11,542
   7/31/97        11,751          11,257          11,862
   8/31/97        11,621          11,132          11,750
   9/30/97        11,748          11,255          11,890
  10/31/97        11,842          11,345          11,966
  11/30/97        11,915          11,414          12,037
  12/31/97        12,100          11,592          12,213
   1/31/98        12,219          11,706          12,338
   2/28/98        12,201          11,688          12,342
   3/31/98        12,251          11,736          12,353
   4/30/98        12,163          11,652          12,298
   5/31/98        12,375          11,856          12,492
   6/30/98        12,426          11,904          12,541
   7/31/98        12,466          11,942          12,572
   8/31/98        12,658          12,126          12,767
   9/30/98        12,815          12,277          12,926
  10/31/98        12,783          12,246          12,926
  11/30/98        12,834          12,295          12,972
  12/31/98        12,849          12,310          13,004
   1/31/99        12,973          12,428          13,159
   2/28/99        12,916          12,373          13,101
   3/31/99        12,907          12,364          13,119
   4/30/99        12,957          12,413          13,152
   5/31/99        12,848          12,308          13,076
   6/30/99        12,628          12,098          12,888
   7/31/99        12,630          12,099          12,934
   8/31/99        12,445          11,923          12,830
   9/30/99        12,372          11,852          12,836
  10/31/99        12,149          11,639          12,697
  11/30/99        12,250          11,735          12,832
  12/31/99        12,100          11,592          12,735
   1/31/00        11,963          11,461          12,681
   2/29/00        12,154          11,644          12,828
   3/31/00        12,486          11,962          13,109
   4/30/00        12,385          11,865          13,031
   5/31/00        12,284          11,768          12,964
   6/30/00        12,607          12,077          13,307
   7/31/00        12,817          12,279          13,492
   8/31/00        13,015          12,468          13,700
   9/30/00        12,953          12,409          13,629
  10/31/00        13,074          12,525          13,777
  11/30/00        13,143          12,591          13,882
  12/31/00        13,476          12,910          14,225
   1/31/01        13,572          13,002          14,366
   2/28/01        13,656          13,082          14,411
   3/31/01        13,766          13,188          14,541
   4/30/01        13,608          13,036          14,384
   5/31/01        13,760          13,182          14,539
 6/30/2001        13,859          13,277          14,637
 7/31/2001        14,054          13,463          14,854
 8/31/2001        14,290          13,690          15,099
 9/30/2001        14,198          13,602          15,047
10/31/2001        14,353          13,751          15,226
11/30/2001        14,247          13,649          15,098
12/31/2001        14,140          13,546          14,955
 1/31/2002        14,326          13,724          15,214
 2/28/2002        14,512          13,902          15,398
 3/31/2002        14,235          13,637          15,096
 4/30/2002        14,507          13,898          15,390
 5/31/2002        14,594          13,982          15,484
 6/30/2002        14,753          14,134          15,648
 7/31/2002        14,927          14,300          15,849
 8/31/2002        15,101          14,467          16,039
 9/30/2002        15,464          14,814          16,391
10/31/2002        15,061          14,428          16,119
11/30/2002        15,017          14,386          16,052
12/31/2002        15,381          14,735          16,391
 1/31/2003        15,234          14,594          16,349
 2/28/2003        15,482          14,832          16,578
 3/31/2003        15,482          14,831          16,588
 4/30/2003        15,673          15,015          16,698
 5/31/2003        16,059          15,384          17,088
 6/30/2003        15,954          15,284          17,016
 7/31/2003        15,324          14,681          16,420
 8/31/2003        15,429          14,781          16,543
 9/30/2003        15,850          15,185          17,029
10/31/2003        15,744          15,082          16,943
11/30/2003        15,922          15,254          17,120
12/31/2003        16,056          15,381          17,262
 1/31/2004        16,144          15,466          17,361
 2/29/2004        16,463          15,771          17,622
 3/31/2004        16,335          15,649          17,561
 4/30/2004        15,898          15,231          17,145
 5/31/2004        15,895          15,227          17,083
 6/30/2004        15,969          15,299          17,145
 7/31/2004        16,199          15,519          17,370
 8/31/2004        16,525          15,831          17,718
 9/30/2004        16,647          15,948          17,813
10/31/2004        16,785          16,080          17,966
11/30/2004        16,623          15,924          17,818
12/31/2004        16,905          16,195          18,035
 1/31/2005        17,125          16,406          18,204
 2/28/2005        17,020          16,306          18,143
 3/31/2005        16,850          16,143          18,029
 4/30/2005        17,148          16,428          18,313
 5/31/2005        17,318          16,591          18,443



================================================================================

     Nuveen Kentucky Municipal Bond Fund

     Growth of an Assumed $10,000 Investment


                                     [CHART]

                Nuveen Kentucky     Nuveen Kentucky      Lehman
                   Municipal          Municipal         Brothers
                   Bond Fund          Bond Fund         Municipal
                    (NAV)              (Offer)          Bond Index
                    -----              -------          ----------
   5/31/95         $10,000            $ 9,580            $10,000
   6/30/95           9,900              9,484              9,913
   7/31/95           9,966              9,548             10,007
   8/31/95          10,079              9,656             10,134
   9/30/95          10,125              9,700             10,198
  10/31/95          10,285              9,853             10,346
  11/30/95          10,472             10,033             10,518
  12/31/95          10,586             10,141             10,619
   1/31/96          10,633             10,187             10,699
   2/29/96          10,583             10,139             10,627
   3/31/96          10,403              9,966             10,491
   4/30/96          10,365              9,930             10,461
   5/31/96          10,404              9,967             10,457
   6/30/96          10,509             10,068             10,571
   7/31/96          10,597             10,151             10,667
   8/31/96          10,598             10,152             10,665
   9/30/96          10,752             10,301             10,814
  10/31/96          10,860             10,404             10,937
  11/30/96          11,036             10,572             11,137
  12/31/96          10,993             10,531             11,184
   1/31/97          11,013             10,550             11,205
   2/28/97          11,102             10,635             11,308
   3/31/97          10,991             10,529             11,157
   4/30/97          11,081             10,615             11,251
   5/31/97          11,222             10,750             11,420
   6/30/97          11,333             10,857             11,542
   7/31/97          11,639             11,150             11,862
   8/31/97          11,556             11,071             11,750
   9/30/97          11,678             11,188             11,890
  10/31/97          11,760             11,266             11,966
  11/30/97          11,821             11,325             12,037
  12/31/97          11,988             11,485             12,213
   1/31/98          12,091             11,583             12,338
   2/28/98          12,100             11,591             12,342
   3/31/98          12,129             11,619             12,353
   4/30/98          12,051             11,545             12,298
   5/31/98          12,231             11,717             12,492
   6/30/98          12,282             11,766             12,541
   7/31/98          12,311             11,794             12,572
   8/31/98          12,472             11,948             12,767
   9/30/98          12,589             12,060             12,926
  10/31/98          12,564             12,036             12,926
  11/30/98          12,615             12,085             12,972
  12/31/98          12,626             12,096             13,004
   1/31/99          12,722             12,188             13,159
   2/28/99          12,697             12,164             13,101
   3/31/99          12,715             12,181             13,119
   4/30/99          12,743             12,207             13,152
   5/31/99          12,682             12,149             13,076
   6/30/99          12,495             11,970             12,888
   7/31/99          12,513             11,987             12,934
   8/31/99          12,336             11,818             12,830
   9/30/99          12,286             11,770             12,836
  10/31/99          12,107             11,599             12,697
  11/30/99          12,184             11,672             12,832
  12/31/99          12,067             11,560             12,735
   1/31/00          11,992             11,489             12,681
   2/29/00          12,163             11,652             12,828
   3/31/00          12,405             11,884             13,109
   4/30/00          12,341             11,823             13,031
   5/31/00          12,265             11,750             12,964
   6/30/00          12,511             11,985             13,307
   7/31/00          12,698             12,164             13,492
   8/31/00          12,874             12,333             13,700
   9/30/00          12,833             12,294             13,629
  10/31/00          12,938             12,395             13,777
  11/30/00          13,007             12,461             13,882
  12/31/00          13,284             12,726             14,225
   1/31/01          13,365             12,804             14,366
   2/28/01          13,434             12,870             14,411
   3/31/01          13,540             12,971             14,541
   4/30/01          13,422             12,858             14,384
   5/31/01          13,541             12,973             14,539
 6/30/2001          13,649             13,075             14,637
 7/31/2001          13,844             13,263             14,854
 8/31/2001          14,066             13,475             15,099
 9/30/2001          13,959             13,373             15,047
10/31/2001          14,119             13,526             15,226
11/30/2001          14,035             13,445             15,098
12/31/2001          13,925             13,340             14,955
 1/31/2002          14,099             13,506             15,214
 2/28/2002          14,286             13,686             15,398
 3/31/2002          14,057             13,467             15,096
 4/30/2002          14,272             13,673             15,390
 5/31/2002          14,383             13,779             15,484
 6/30/2002          14,508             13,898             15,648
 7/31/2002          14,646             14,031             15,849
 8/31/2002          14,784             14,163             16,039
 9/30/2002          15,044             14,412             16,391
10/31/2002          14,782             14,161             16,119
11/30/2002          14,788             14,167             16,052
12/31/2002          15,075             14,442             16,391
 1/31/2003          15,013             14,383             16,349
 2/28/2003          15,251             14,610             16,578
 3/31/2003          15,202             14,564             16,588
 4/30/2003          15,345             14,701             16,698
 5/31/2003          15,682             15,024             17,088
 6/30/2003          15,675             15,016             17,016
 7/31/2003          15,139             14,503             16,420
 8/31/2003          15,257             14,616             16,543
 9/30/2003          15,655             14,998             17,029
10/31/2003          15,620             14,964             16,943
11/30/2003          15,821             15,156             17,120
12/31/2003          15,966             15,296             17,262
 1/31/2004          16,041             15,367             17,361
 2/29/2004          16,303             15,618             17,622
 3/31/2004          16,234             15,552             17,561
 4/30/2004          15,877             15,210             17,145
 5/31/2004          15,823             15,158             17,083
 6/30/2004          15,884             15,217             17,145
 7/31/2004          16,107             15,430             17,370
 8/31/2004          16,416             15,727             17,718
 9/30/2004          16,492             15,799             17,813
10/31/2004          16,625             15,927             17,966
11/30/2004          16,479             15,787             17,818
12/31/2004          16,713             16,011             18,035
 1/31/2005          16,908             16,198             18,204
 2/28/2005          16,831             16,124             18,143
 3/31/2005          16,738             16,035             18,029
 4/30/2005          17,008             16,293             18,313
 5/31/2005          17,171             16,450             18,443



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 9

     Nuveen Michigan Municipal Bond Fund

     Growth of an Assumed $10,000 Investment


                                     [CHART]

                  Nuveen Michigan    Nuveen Michigan     Lehman
                     Municipal          Municipal        Brothers
                     Bond Fund          Bond Fund        Municipal
                      (NAV)             (Offer)         Bond Index
                      -----             -------         ----------
    5/31/95          $10,000           $ 9,580           $10,000
    6/30/95            9,882             9,467             9,913
    7/31/95            9,947             9,529            10,007
    8/31/95           10,056             9,633            10,134
    9/30/95           10,120             9,695            10,198
   10/31/95           10,283             9,851            10,346
   11/30/95           10,480            10,040            10,518
   12/31/95           10,617            10,171            10,619
    1/31/96           10,655            10,207            10,699
    2/29/96           10,583            10,139            10,627
    3/31/96           10,397             9,960            10,491
    4/30/96           10,343             9,909            10,461
    5/31/96           10,363             9,928            10,457
    6/30/96           10,473            10,033            10,571
    7/31/96           10,575            10,131            10,667
    8/31/96           10,587            10,142            10,665
    9/30/96           10,753            10,301            10,814
   10/31/96           10,866            10,410            10,937
   11/30/96           11,053            10,589            11,137
   12/31/96           11,018            10,555            11,184
    1/31/97           11,023            10,560            11,205
    2/28/97           11,119            10,652            11,308
    3/31/97           10,978            10,517            11,157
    4/30/97           11,074            10,609            11,251
    5/31/97           11,238            10,766            11,420
    6/30/97           11,355            10,878            11,542
    7/31/97           11,684            11,194            11,862
    8/31/97           11,550            11,065            11,750
    9/30/97           11,677            11,187            11,890
   10/31/97           11,776            11,282            11,966
   11/30/97           11,836            11,339            12,037
   12/31/97           12,003            11,499            12,213
    1/31/98           12,103            11,595            12,338
    2/28/98           12,113            11,604            12,342
    3/31/98           12,133            11,624            12,353
    4/30/98           12,063            11,556            12,298
    5/31/98           12,245            11,731            12,492
    6/30/98           12,295            11,779            12,541
    7/31/98           12,316            11,799            12,572
    8/31/98           12,490            11,965            12,767
    9/30/98           12,643            12,112            12,926
   10/31/98           12,623            12,093            12,926
   11/30/98           12,665            12,133            12,972
   12/31/98           12,681            12,149            13,004
    1/31/99           12,775            12,239            13,159
    2/28/99           12,712            12,179            13,101
    3/31/99           12,723            12,188            13,119
    4/30/99           12,753            12,218            13,152
    5/31/99           12,666            12,134            13,076
    6/30/99           12,494            11,969            12,888
    7/31/99           12,504            11,979            12,934
    8/31/99           12,330            11,813            12,830
    9/30/99           12,297            11,781            12,836
   10/31/99           12,110            11,602            12,697
   11/30/99           12,185            11,673            12,832
   12/31/99           12,041            11,536            12,735
    1/31/00           11,907            11,407            12,681
    2/29/00           12,094            11,586            12,828
    3/31/00           12,371            11,851            13,109
    4/30/00           12,278            11,762            13,031
    5/31/00           12,185            11,673            12,964
    6/30/00           12,499            11,974            13,307
    7/31/00           12,690            12,157            13,492
    8/31/00           12,881            12,340            13,700
    9/30/00           12,798            12,260            13,629
   10/31/00           12,922            12,379            13,777
   11/30/00           12,954            12,410            13,882
   12/31/00           13,288            12,730            14,225
    1/31/01           13,355            12,794            14,366
    2/28/01           13,446            12,881            14,411
    3/31/01           13,572            13,002            14,541
    4/30/01           13,404            12,841            14,384
    5/31/01           13,580            13,009            14,539
  6/30/2001           13,732            13,156            14,637
  7/31/2001           13,945            13,360            14,854
  8/31/2001           14,207            13,611            15,099
  9/30/2001           14,157            13,562            15,047
 10/31/2001           14,360            13,757            15,226
 11/30/2001           14,234            13,636            15,098
 12/31/2001           14,066            13,476            14,955
  1/31/2002           14,296            13,695            15,214
  2/28/2002           14,489            13,880            15,398
  3/31/2002           14,162            13,568            15,096
  4/30/2002           14,419            13,814            15,390
  5/31/2002           14,490            13,881            15,484
  6/30/2002           14,661            14,046            15,648
  7/31/2002           14,833            14,210            15,849
  8/31/2002           15,031            14,400            16,039
  9/30/2002           15,382            14,736            16,391
 10/31/2002           15,085            14,451            16,119
 11/30/2002           15,055            14,422            16,052
 12/31/2002           15,394            14,747            16,391
  1/31/2003           15,325            14,681            16,349
  2/28/2003           15,579            14,925            16,578
  3/31/2003           15,523            14,871            16,588
  4/30/2003           15,688            15,029            16,698
  5/31/2003           15,998            15,326            17,088
  6/30/2003           15,875            15,208            17,016
  7/31/2003           15,302            14,659            16,420
  8/31/2003           15,443            14,795            16,543
  9/30/2003           15,811            15,147            17,029
 10/31/2003           15,753            15,092            16,943
 11/30/2003           15,936            15,266            17,120
 12/31/2003           16,006            15,334            17,262
  1/31/2004           16,095            15,419            17,361
  2/29/2004           16,419            15,729            17,622
  3/31/2004           16,371            15,683            17,561
  4/30/2004           15,992            15,320            17,145
  5/31/2004           15,955            15,285            17,083
  6/30/2004           16,001            15,329            17,145
  7/31/2004           16,230            15,548            17,370
  8/31/2004           16,543            15,848            17,718
  9/30/2004           16,632            15,934            17,813
 10/31/2004           16,807            16,101            17,966
 11/30/2004           16,639            15,940            17,818
 12/31/2004           16,892            16,182            18,035
  1/31/2005           17,079            16,362            18,204
  2/28/2005           16,967            16,254            18,143
  3/31/2005           16,839            16,132            18,029
  4/30/2005           17,131            16,411            18,313
  5/31/2005           17,307            16,580            18,443




================================================================================

     Nuveen Missouri Municipal Bond Fund

     Growth of an Assumed $10,000 Investment


                                     [CHART]

                Nuveen Missouri     Nuveen Missouri       Lehman
                  Municipal           Municipal          Brothers
                  Bond Fund           Bond Fund          Municipal
                    (NAV)              (Offer)           Bond Index
                    -----              -------           ----------
   5/31/95         $10,000            $ 9,580             $10,000
   6/30/95           9,887              9,472               9,913
   7/31/95           9,943              9,526              10,007
   8/31/95          10,057              9,634              10,134
   9/30/95          10,131              9,706              10,198
  10/31/95          10,283              9,851              10,346
  11/30/95          10,454             10,015              10,518
  12/31/95          10,568             10,124              10,619
   1/31/96          10,625             10,179              10,699
   2/29/96          10,562             10,119              10,627
   3/31/96          10,357              9,922              10,491
   4/30/96          10,304              9,872              10,461
   5/31/96          10,351              9,916              10,457
   6/30/96          10,455             10,016              10,571
   7/31/96          10,542             10,099              10,667
   8/31/96          10,560             10,116              10,665
   9/30/96          10,715             10,265              10,814
  10/31/96          10,822             10,368              10,937
  11/30/96          11,019             10,557              11,137
  12/31/96          10,976             10,515              11,184
   1/31/97          10,974             10,513              11,205
   2/28/97          11,083             10,617              11,308
   3/31/97          10,956             10,496              11,157
   4/30/97          11,056             10,592              11,251
   5/31/97          11,208             10,737              11,420
   6/30/97          11,329             10,853              11,542
   7/31/97          11,658             11,169              11,862
   8/31/97          11,539             11,055              11,750
   9/30/97          11,672             11,182              11,890
  10/31/97          11,753             11,259              11,966
  11/30/97          11,823             11,327              12,037
  12/31/97          12,002             11,498              12,213
   1/31/98          12,105             11,597              12,338
   2/28/98          12,101             11,593              12,342
   3/31/98          12,130             11,621              12,353
   4/30/98          12,072             11,565              12,298
   5/31/98          12,252             11,737              12,492
   6/30/98          12,302             11,786              12,541
   7/31/98          12,331             11,813              12,572
   8/31/98          12,513             11,987              12,767
   9/30/98          12,652             12,121              12,926
  10/31/98          12,625             12,095              12,926
  11/30/98          12,677             12,145              12,972
  12/31/98          12,695             12,162              13,004
   1/31/99          12,802             12,264              13,159
   2/28/99          12,763             12,227              13,101
   3/31/99          12,758             12,222              13,119
   4/30/99          12,810             12,272              13,152
   5/31/99          12,737             12,202              13,076
   6/30/99          12,560             12,033              12,888
   7/31/99          12,578             12,050              12,934
   8/31/99          12,422             11,900              12,830
   9/30/99          12,382             11,862              12,836
  10/31/99          12,179             11,668              12,697
  11/30/99          12,244             11,729              12,832
  12/31/99          12,143             11,633              12,735
   1/31/00          12,032             11,526              12,681
   2/29/00          12,180             11,669              12,828
   3/31/00          12,413             11,892              13,109
   4/30/00          12,372             11,852              13,031
   5/31/00          12,294             11,778              12,964
   6/30/00          12,555             12,027              13,307
   7/31/00          12,733             12,198              13,492
   8/31/00          12,900             12,358              13,700
   9/30/00          12,847             12,308              13,629
  10/31/00          12,979             12,434              13,777
  11/30/00          13,061             12,513              13,882
  12/31/00          13,355             12,794              14,225
   1/31/01          13,439             12,874              14,366
   2/28/01          13,510             12,943              14,411
   3/31/01          13,619             13,047              14,541
   4/30/01          13,489             12,923              14,384
   5/31/01          13,638             13,065              14,539
 6/30/2001          13,736             13,159              14,637
 7/31/2001          13,924             13,339              14,854
 8/31/2001          14,203             13,606              15,099
 9/30/2001          14,134             13,540              15,047
10/31/2001          14,285             13,685              15,226
11/30/2001          14,188             13,592              15,098
12/31/2001          14,078             13,487              14,955
 1/31/2002          14,256             13,657              15,214
 2/28/2002          14,421             13,815              15,398
 3/31/2002          14,177             13,582              15,096
 4/30/2002          14,397             13,792              15,390
 5/31/2002          14,483             13,875              15,484
 6/30/2002          14,623             14,009              15,648
 7/31/2002          14,777             14,156              15,849
 8/31/2002          14,945             14,317              16,039
 9/30/2002          15,209             14,570              16,391
10/31/2002          14,916             14,289              16,119
11/30/2002          14,879             14,254              16,052
12/31/2002          15,200             14,562              16,391
 1/31/2003          15,122             14,487              16,349
 2/28/2003          15,348             14,704              16,578
 3/31/2003          15,353             14,708              16,588
 4/30/2003          15,553             14,900              16,698
 5/31/2003          15,877             15,211              17,088
 6/30/2003          15,781             15,118              17,016
 7/31/2003          15,163             14,526              16,420
 8/31/2003          15,321             14,677              16,543
 9/30/2003          15,735             15,074              17,029
10/31/2003          15,694             15,035              16,943
11/30/2003          15,881             15,214              17,120
12/31/2003          15,996             15,324              17,262
 1/31/2004          16,082             15,407              17,361
 2/29/2004          16,372             15,684              17,622
 3/31/2004          16,299             15,615              17,561
 4/30/2004          15,906             15,238              17,145
 5/31/2004          15,833             15,168              17,083
 6/30/2004          15,905             15,237              17,145
 7/31/2004          16,112             15,435              17,370
 8/31/2004          16,438             15,747              17,718
 9/30/2004          16,526             15,832              17,813
10/31/2004          16,675             15,975              17,966
11/30/2004          16,525             15,831              17,818
12/31/2004          16,781             16,076              18,035
 1/31/2005          16,978             16,264              18,204
 2/28/2005          16,916             16,206              18,143
 3/31/2005          16,779             16,075              18,029
 4/30/2005          17,083             16,366              18,313
 5/31/2005          17,250             16,526              18,443


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 10

     Nuveen Ohio Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                     [CHART]

                         Nuveen Ohio      Nuveen Ohio       Lehman
                          Municipal        Municipal       Brothers
                          Bond Fund        Bond Fund       Municipal
                            (NAV)           (Offer)        Bond Index
                            -----           -------        ----------
     5/31/1995            $10,000          $ 9,580         $10,000
     6/30/1995              9,906            9,490           9,913
     7/31/1995              9,971            9,553          10,007
     8/31/1995             10,081            9,658          10,134
     9/30/1995             10,137            9,711          10,198
    10/31/1995             10,292            9,859          10,346
    11/30/1995             10,473           10,033          10,518
    12/31/1995             10,583           10,138          10,619
     1/31/1996             10,612           10,167          10,699
     2/29/1996             10,539           10,096          10,627
     3/31/1996             10,377            9,941          10,491
     4/30/1996             10,331            9,897          10,461
     5/31/1996             10,360            9,925          10,457
     6/30/1996             10,471           10,031          10,571
     7/31/1996             10,565           10,121          10,667
     8/31/1996             10,558           10,114          10,665
     9/30/1996             10,698           10,249          10,814
    10/31/1996             10,803           10,349          10,937
    11/30/1996             10,973           10,512          11,137
    12/31/1996             10,936           10,477          11,184
     1/31/1997             10,939           10,479          11,205
     2/28/1997             11,035           10,571          11,308
     3/31/1997             10,901           10,443          11,157
     4/30/1997             10,979           10,518          11,251
     5/31/1997             11,125           10,658          11,420
     6/30/1997             11,233           10,761          11,542
     7/31/1997             11,517           11,033          11,862
     8/31/1997             11,409           10,929          11,750
     9/30/1997             11,527           11,043          11,890
    10/31/1997             11,607           11,119          11,966
    11/30/1997             11,667           11,177          12,037
    12/31/1997             11,839           11,341          12,213
     1/31/1998             11,958           11,456          12,338
     2/28/1998             11,957           11,455          12,342
     3/31/1998             11,987           11,483          12,353
     4/30/1998             11,914           11,413          12,298
     5/31/1998             12,097           11,589          12,492
     6/30/1998             12,137           11,627          12,541
     7/31/1998             12,168           11,656          12,572
     8/31/1998             12,322           11,805          12,767
     9/30/1998             12,467           11,944          12,926
    10/31/1998             12,455           11,932          12,926
    11/30/1998             12,506           11,981          12,972
    12/31/1998             12,520           11,994          13,004
     1/31/1999             12,635           12,104          13,159
     2/28/1999             12,591           12,062          13,101
     3/31/1999             12,600           12,070          13,119
     4/30/1999             12,641           12,110          13,152
     5/31/1999             12,574           12,046          13,076
     6/30/1999             12,420           11,898          12,888
     7/31/1999             12,417           11,896          12,934
     8/31/1999             12,261           11,746          12,830
     9/30/1999             12,203           11,690          12,836
    10/31/1999             12,022           11,517          12,697
    11/30/1999             12,108           11,599          12,832
    12/31/1999             11,988           11,484          12,735
     1/31/2000             11,928           11,427          12,681
     2/29/2000             12,083           11,575          12,828
     3/31/2000             12,317           11,799          13,109
     4/30/2000             12,257           11,742          13,031
     5/31/2000             12,173           11,662          12,964
     6/30/2000             12,456           11,933          13,307
     7/31/2000             12,637           12,107          13,492
     8/31/2000             12,820           12,281          13,700
     9/30/2000             12,770           12,234          13,629
    10/31/2000             12,861           12,320          13,777
    11/30/2000             12,940           12,397          13,882
    12/31/2000             13,232           12,676          14,225
     1/31/2001             13,312           12,753          14,366
     2/28/2001             13,345           12,785          14,411
     3/31/2001             13,450           12,885          14,541
     4/30/2001             13,304           12,746          14,384
     5/31/2001             13,396           12,834          14,539
     6/30/2001             13,501           12,934          14,637
     7/31/2001             13,702           13,127          14,854
     8/31/2001             13,905           13,321          15,099
     9/30/2001             13,803           13,223          15,047
    10/31/2001             13,958           13,372          15,226
    11/30/2001             13,866           13,283          15,098
    12/31/2001             13,736           13,159          14,955
     1/31/2002             13,941           13,355          15,214
     2/28/2002             14,109           13,517          15,398
     3/31/2002             13,828           13,247          15,096
     4/30/2002             14,047           13,457          15,390
     5/31/2002             14,142           13,548          15,484
     6/30/2002             14,275           13,676          15,648
     7/31/2002             14,460           13,852          15,849
     8/31/2002             14,632           14,017          16,039
     9/30/2002             14,972           14,343          16,391
    10/31/2002             14,644           14,029          16,119
    11/30/2002             14,599           13,985          16,052
    12/31/2002             14,943           14,315          16,391
     1/31/2003             14,858           14,234          16,349
     2/28/2003             15,113           14,478          16,578
     3/31/2003             15,106           14,472          16,588
     4/30/2003             15,258           14,617          16,698
     5/31/2003             15,648           14,991          17,088
     6/30/2003             15,549           14,896          17,016
     7/31/2003             14,915           14,289          16,420
     8/31/2003             15,043           14,411          16,543
     9/30/2003             15,479           14,829          17,029
    10/31/2003             15,432           14,784          16,943
    11/30/2003             15,656           14,998          17,120
    12/31/2003             15,786           15,123          17,262
     1/31/2004             15,833           15,168          17,361
     2/29/2004             16,142           15,464          17,622
     3/31/2004             16,052           15,378          17,561
     4/30/2004             15,617           14,961          17,145
     5/31/2004             15,552           14,899          17,083
     6/30/2004             15,625           14,969          17,145
     7/31/2004             15,853           15,187          17,370
     8/31/2004             16,194           15,514          17,718
     9/30/2004             16,283           15,599          17,813
    10/31/2004             16,457           15,766          17,966
    11/30/2004             16,291           15,607          17,818
    12/31/2004             16,552           15,857          18,035
     1/31/2005             16,742           16,039          18,204
     2/28/2005             16,643           15,944          18,143
     3/31/2005             16,515           15,821          18,029
     4/30/2005             16,806           16,100          18,313
     5/31/2005             16,952           16,240          18,443



================================================================================

     Nuveen Wisconsin Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]


                 Nuveen Wisconsin   Nuveen Wisconsin      Lehman
                     Municipal         Municipal          Brothers
                     Bond Fund         Bond Fund          Municipal
                       (NAV)            (Offer)          Bond Index
                       -----            -------          ----------

    5/31/95           $10,000          $ 9,580            $10,000
    6/30/95             9,859            9,445              9,913
    7/31/95             9,974            9,555             10,007
    8/31/95            10,080            9,657             10,134
    9/30/95            10,144            9,718             10,198
   10/31/95            10,303            9,870             10,346
   11/30/95            10,472           10,032             10,518
   12/31/95            10,622           10,175             10,619
    1/31/96            10,646           10,199             10,699
    2/29/96            10,562           10,118             10,627
    3/31/96            10,342            9,908             10,491
    4/30/96            10,301            9,868             10,461
    5/31/96            10,336            9,902             10,457
    6/30/96            10,434            9,996             10,571
    7/31/96            10,524           10,082             10,667
    8/31/96            10,505           10,064             10,665
    9/30/96            10,648           10,200             10,814
   10/31/96            10,761           10,309             10,937
   11/30/96            10,927           10,468             11,137
   12/31/96            10,886           10,429             11,184
    1/31/97            10,889           10,432             11,205
    2/28/97            10,981           10,519             11,308
    3/31/97            10,849           10,393             11,157
    4/30/97            10,941           10,481             11,251
    5/31/97            11,101           10,635             11,420
    6/30/97            11,194           10,724             11,542
    7/31/97            11,560           11,075             11,862
    8/31/97            11,403           10,924             11,750
    9/30/97            11,554           11,069             11,890
   10/31/97            11,649           11,160             11,966
   11/30/97            11,721           11,229             12,037
   12/31/97            11,910           11,410             12,213
    1/31/98            12,063           11,556             12,338
    2/28/98            12,064           11,557             12,342
    3/31/98            12,088           11,580             12,353
    4/30/98            11,995           11,491             12,298
    5/31/98            12,234           11,720             12,492
    6/30/98            12,270           11,755             12,541
    7/31/98            12,294           11,777             12,572
    8/31/98            12,498           11,973             12,767
    9/30/98            12,690           12,157             12,926
   10/31/98            12,642           12,111             12,926
   11/30/98            12,690           12,157             12,972
   12/31/98            12,690           12,157             13,004
    1/31/99            12,809           12,271             13,159
    2/28/99            12,758           12,222             13,101
    3/31/99            12,768           12,232             13,119
    4/30/99            12,803           12,265             13,152
    5/31/99            12,702           12,168             13,076
    6/30/99            12,463           11,939             12,888
    7/31/99            12,448           11,925             12,934
    8/31/99            12,230           11,716             12,830
    9/30/99            12,137           11,627             12,836
   10/31/99            11,868           11,369             12,697
   11/30/99            11,965           11,462             12,832
   12/31/99            11,828           11,332             12,735
    1/31/00            11,734           11,242             12,681
    2/29/00            11,961           11,459             12,828
    3/31/00            12,292           11,776             13,109
    4/30/00            12,197           11,685             13,031
    5/31/00            12,062           11,556             12,964
    6/30/00            12,449           11,927             13,307
    7/31/00            12,681           12,148             13,492
    8/31/00            12,900           12,358             13,700
    9/30/00            12,816           12,277             13,629
   10/31/00            12,930           12,387             13,777
   11/30/00            13,020           12,473             13,882
   12/31/00            13,403           12,840             14,225
    1/31/01            13,466           12,900             14,366
    2/28/01            13,569           12,999             14,411
    3/31/01            13,660           13,086             14,541
    4/30/01            13,466           12,900             14,384
    5/31/01            13,611           13,040             14,539
  6/30/2001            13,730           13,153             14,637
  7/31/2001            13,972           13,386             14,854
  8/31/2001            14,202           13,606             15,099
  9/30/2001            14,101           13,509             15,047
 10/31/2001            14,249           13,651             15,226
 11/30/2001            14,134           13,540             15,098
 12/31/2001            13,976           13,389             14,955
  1/31/2002            14,168           13,573             15,214
  2/28/2002            14,375           13,771             15,398
  3/31/2002            14,074           13,483             15,096
  4/30/2002            14,311           13,710             15,390
  5/31/2002            14,463           13,856             15,484
  6/30/2002            14,616           14,002             15,648
  7/31/2002            14,783           14,162             15,849
  8/31/2002            14,980           14,351             16,039
  9/30/2002            15,278           14,637             16,391
 10/31/2002            14,883           14,258             16,119
 11/30/2002            14,865           14,240             16,052
 12/31/2002            15,239           14,599             16,391
  1/31/2003            15,118           14,483             16,349
  2/28/2003            15,319           14,676             16,578
  3/31/2003            15,285           14,643             16,588
  4/30/2003            15,473           14,823             16,698
  5/31/2003            15,824           15,160             17,088
  6/30/2003            15,745           15,084             17,016
  7/31/2003            15,188           14,550             16,420
  8/31/2003            15,304           14,661             16,543
  9/30/2003            15,720           15,060             17,029
 10/31/2003            15,686           15,027             16,943
 11/30/2003            15,831           15,166             17,120
 12/31/2003            15,947           15,277             17,262
  1/31/2004            16,033           15,359             17,361
  2/29/2004            16,317           15,632             17,622
  3/31/2004            16,219           15,538             17,561
  4/30/2004            15,843           15,178             17,145
  5/31/2004            15,773           15,110             17,083
  6/30/2004            15,842           15,177             17,145
  7/31/2004            16,067           15,392             17,370
  8/31/2004            16,371           15,683             17,718
  9/30/2004            16,441           15,751             17,813
 10/31/2004            16,574           15,878             17,966
 11/30/2004            16,409           15,719             17,818
 12/31/2004            16,653           15,954             18,035
  1/31/2005            16,835           16,128             18,204
  2/28/2005            16,762           16,058             18,143
  3/31/2005            16,625           15,927             18,029
  4/30/2005            16,889           16,180             18,313
  5/31/2005            17,026           16,311             18,443




The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 11

  Fund Spotlight as of 5/31/05                 Nuveen Kansas Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.66   $10.58   $10.67   $10.71
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0345  $0.0280  $0.0300  $0.0365
         --------------------------------------------------------------
         Inception Date              1/09/92  2/19/97  2/11/97  2/25/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.95%  4.35%
                 ---------------------------------------------
                 5-Year                           7.11%  6.19%
                 ---------------------------------------------
                 10-Year                          5.64%  5.19%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           8.21%  4.21%
                 ---------------------------------------------
                 5-Year                           6.32%  6.16%
                 ---------------------------------------------
                 10-Year                          4.99%  4.99%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.39%
                 ---------------------------------------------
                 5-Year                           6.52%
                 ---------------------------------------------
                 10-Year                          5.13%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           9.26%
                 ---------------------------------------------
                 5-Year                           7.32%
                 ---------------------------------------------
                 10-Year                          5.88%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                3.88%  3.72%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.37%  3.22%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    4.99%  4.77%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.18%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.62%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.88%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.37%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.18%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.09%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.57%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.29%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            9.10%        4.50%
                            ------------------------------------------
                            5-Year            6.68%        5.77%
                            ------------------------------------------
                            10-Year           5.82%        5.37%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            8.37%        4.37%
                            ------------------------------------------
                            5-Year            5.90%        5.74%
                            ------------------------------------------
                            10-Year           5.16%        5.16%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            8.54%
                            ------------------------------------------
                            5-Year            6.10%
                            ------------------------------------------
                            10-Year           5.30%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            9.31%
                            ------------------------------------------
                            5-Year            6.92%
                            ------------------------------------------
                            10-Year           6.05%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $132,176
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.76
           ---------------------------------------------------------
           Average Duration                                     6.02
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/05                 Nuveen Kansas Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]


AAA/U.S. Guaranteed                63.4%
AA                                 17.0%
A                                   9.9%
BBB                                 6.7%
NR                                  3.0%

Sectors/1/

                    Tax Obligation/Limited            25.2%
                    ---------------------------------------
                    Tax Obligation/General            18.5%
                    ---------------------------------------
                    Healthcare                        18.0%
                    ---------------------------------------
                    U.S. Guaranteed                    9.9%
                    ---------------------------------------
                    Water and Sewer                    7.3%
                    ---------------------------------------
                    Utilities                          4.6%
                    ---------------------------------------
                    Education and Civic Organizations  4.3%
                    ---------------------------------------
                    Other                             12.2%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,041.80 $1,038.30 $1,039.10 $1,042.80 $1,020.64 $1,016.95 $1,017.90 $1,021.59
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.38 $    8.13 $    7.17 $    3.41 $    4.33 $    8.05 $    7.09 $    3.38
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .86%, 1.60%, 1.41% and .67% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 13

  Fund Spotlight as of 5/31/05               Nuveen Kentucky Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $11.30   $11.31   $11.29   $11.29
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0380  $0.0310  $0.0325  $0.0395
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0062  $0.0062  $0.0062  $0.0062
      --------------------------------------------------------------------
      Inception Date                    5/04/87  2/05/97 10/04/93  2/07/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.51%  3.93%
                 ---------------------------------------------
                 5-Year                           6.96%  6.05%
                 ---------------------------------------------
                 10-Year                          5.56%  5.11%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.80%  3.80%
                 ---------------------------------------------
                 5-Year                           6.18%  6.02%
                 ---------------------------------------------
                 10-Year                          4.96%  4.96%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.91%
                 ---------------------------------------------
                 5-Year                           6.38%
                 ---------------------------------------------
                 10-Year                          4.98%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.70%
                 ---------------------------------------------
                 5-Year                           7.19%
                 ---------------------------------------------
                 10-Year                          5.71%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.04%  3.86%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.35%  3.20%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.96%  4.74%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.29%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.60%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.85%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.45%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.80%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.15%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.20%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.54%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.24%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            8.74%        4.15%
                            ------------------------------------------
                            5-Year            6.66%        5.75%
                            ------------------------------------------
                            10-Year           5.72%        5.28%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            8.02%        4.02%
                            ------------------------------------------
                            5-Year            5.89%        5.73%
                            ------------------------------------------
                            10-Year           5.13%        5.13%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            8.13%
                            ------------------------------------------
                            5-Year            6.08%
                            ------------------------------------------
                            10-Year           5.15%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            8.93%
                            ------------------------------------------
                            5-Year            6.87%
                            ------------------------------------------
                            10-Year           5.88%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $496,063
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.55
           ---------------------------------------------------------
           Average Duration                                     5.49
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 14

  Fund Spotlight as of 5/31/05               Nuveen Kentucky Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]


AAA/U.S. Guaranteed                66.7%
AA                                  9.0%
A                                   9.1%
BBB                                12.3%
BB or Lower                         1.2%
NR                                  1.7%

Sectors/1/

                    Tax Obligation/Limited            31.0%
                    ---------------------------------------
                    U.S. Guaranteed                   12.6%
                    ---------------------------------------
                    Healthcare                        11.6%
                    ---------------------------------------
                    Utilities                          8.7%
                    ---------------------------------------
                    Water and Sewer                    8.4%
                    ---------------------------------------
                    Transportation                     5.4%
                    ---------------------------------------
                    Education and Civic Organizations  4.9%
                    ---------------------------------------
                    Housing Single Family              4.4%
                    ---------------------------------------
                    Other                             13.0%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,041.90 $1,038.00 $1,038.90 $1,042.80 $1,020.89 $1,017.20 $1,018.15 $1,021.84
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.12 $    7.88 $    6.91 $    3.16 $    4.08 $    7.80 $    6.84 $    3.13
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .81%, 1.55%, 1.36% and .62% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 15

  Fund Spotlight as of 5/31/05               Nuveen Michigan Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $11.89   $11.92   $11.88   $11.89
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0415  $0.0340  $0.0360  $0.0435
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0059  $0.0059  $0.0059  $0.0059
      --------------------------------------------------------------------
      Inception Date                    6/27/85  2/03/97  6/22/93  2/03/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.48%  3.95%
                 ---------------------------------------------
                 5-Year                           7.27%  6.36%
                 ---------------------------------------------
                 10-Year                          5.64%  5.18%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.73%  3.73%
                 ---------------------------------------------
                 5-Year                           6.47%  6.31%
                 ---------------------------------------------
                 10-Year                          5.05%  5.05%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.98%
                 ---------------------------------------------
                 5-Year                           6.68%
                 ---------------------------------------------
                 10-Year                          5.06%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.70%
                 ---------------------------------------------
                 5-Year                           7.48%
                 ---------------------------------------------
                 10-Year                          5.81%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.19%  4.01%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.37%  3.23%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.88%  4.68%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.42%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.62%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.80%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.64%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.09%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.39%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.57%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.17%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            8.91%        4.35%
                            ------------------------------------------
                            5-Year            6.87%        5.96%
                            ------------------------------------------
                            10-Year           5.83%        5.38%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            7.97%        3.97%
                            ------------------------------------------
                            5-Year            6.06%        5.90%
                            ------------------------------------------
                            10-Year           5.25%        5.25%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            8.31%
                            ------------------------------------------
                            5-Year            6.28%
                            ------------------------------------------
                            10-Year           5.25%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            9.03%
                            ------------------------------------------
                            5-Year            7.08%
                            ------------------------------------------
                            10-Year           6.00%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $252,300
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.35
           ---------------------------------------------------------
           Average Duration                                     5.63
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31%.

                            Annual Report  Page 16

  Fund Spotlight as of 5/31/05               Nuveen Michigan Municipal Bond Fund

================================================================================

Bond Credit Quality/1/

                                    [CHART]


AAA/U.S. Guaranteed                73.9%
AA                                 10.3%
A                                   5.2%
BBB                                 5.6%
BB or Lower                         3.1%
NR                                  1.9%

Sectors/1/

                          Tax Obligation/General 32.2%
                          ----------------------------
                          U.S. Guaranteed        17.7%
                          ----------------------------
                          Tax Obligation/Limited 15.5%
                          ----------------------------
                          Healthcare             11.0%
                          ----------------------------
                          Water and Sewer         7.5%
                          ----------------------------
                          Utilities               4.3%
                          ----------------------------
                          Other                  11.8%
                          ----------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,040.20 $1,037.00 $1,037.30 $1,041.20 $1,020.64 $1,017.00 $1,017.95 $1,021.64
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.37 $    8.07 $    7.11 $    3.36 $    4.33 $    8.00 $    7.04 $    3.33
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .86%, 1.59%, 1.40% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 17

  Fund Spotlight as of 5/31/05               Nuveen Missouri Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.25   $11.26   $11.24   $11.26
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0400  $0.0330  $0.0350  $0.0420
         --------------------------------------------------------------
         Inception Date              8/03/87  2/06/97  2/02/94  2/19/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.97%  4.42%
                 ---------------------------------------------
                 5-Year                           7.01%  6.09%
                 ---------------------------------------------
                 10-Year                          5.61%  5.15%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           8.15%  4.15%
                 ---------------------------------------------
                 5-Year                           6.22%  6.06%
                 ---------------------------------------------
                 10-Year                          5.01%  5.01%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.39%
                 ---------------------------------------------
                 5-Year                           6.43%
                 ---------------------------------------------
                 10-Year                          5.02%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           9.20%
                 ---------------------------------------------
                 5-Year                           7.22%
                 ---------------------------------------------
                 10-Year                          5.78%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.27%  4.09%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.67%  3.52%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.44%  5.21%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.52%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.92%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.33%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.74%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.12%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.62%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.48%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.87%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.73%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            9.05%        4.50%
                            ------------------------------------------
                            5-Year            6.68%        5.77%
                            ------------------------------------------
                            10-Year           5.78%        5.33%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            8.32%        4.32%
                            ------------------------------------------
                            5-Year            5.91%        5.75%
                            ------------------------------------------
                            10-Year           5.19%        5.19%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            8.47%
                            ------------------------------------------
                            5-Year            6.10%
                            ------------------------------------------
                            10-Year           5.21%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            9.27%
                            ------------------------------------------
                            5-Year            6.88%
                            ------------------------------------------
                            10-Year           5.96%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $261,883
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    17.65
           ---------------------------------------------------------
           Average Duration                                     5.68
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 18

  Fund Spotlight as of 5/31/05               Nuveen Missouri Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]


AAA/U.S. Guaranteed                58.2%
AA                                 12.0%
A                                   5.9%
BBB                                 7.8%
NR                                 16.1%

Sectors/1/

                    Tax Obligation/Limited            19.0%
                    ---------------------------------------
                    Tax Obligation/General            14.5%
                    ---------------------------------------
                    Long-Term Care                    10.6%
                    ---------------------------------------
                    Healthcare                         9.7%
                    ---------------------------------------
                    Education and Civic Organizations  8.4%
                    ---------------------------------------
                    Housing/Multifamily                8.3%
                    ---------------------------------------
                    Transportation                     7.0%
                    ---------------------------------------
                    Water and Sewer                    5.5%
                    ---------------------------------------
                    Utilities                          5.1%
                    ---------------------------------------
                    Other                             11.9%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,044.00 $1,040.00 $1,040.30 $1,044.10 $1,020.79 $1,017.10 $1,018.10 $1,021.79
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.23 $    7.99 $    6.97 $    3.21 $    4.18 $    7.90 $    6.89 $    3.18
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.57%, 1.37% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 19

  Fund Spotlight as of 5/31/05                   Nuveen Ohio Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.65   $11.64   $11.63   $11.64
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0410  $0.0340  $0.0360  $0.0430
         --------------------------------------------------------------
         Inception Date              6/27/85  2/03/97  8/03/93  2/03/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           9.00%  4.42%
                 ---------------------------------------------
                 5-Year                           6.85%  5.93%
                 ---------------------------------------------
                 10-Year                          5.42%  4.97%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           8.22%  4.22%
                 ---------------------------------------------
                 5-Year                           6.05%  5.90%
                 ---------------------------------------------
                 10-Year                          4.83%  4.83%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.45%
                 ---------------------------------------------
                 5-Year                           6.27%
                 ---------------------------------------------
                 10-Year                          4.85%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           9.24%
                 ---------------------------------------------
                 5-Year                           7.06%
                 ---------------------------------------------
                 10-Year                          5.60%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.22%  4.05%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.29%  3.15%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    4.91%  4.70%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.51%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.54%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.79%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.71%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.74%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.09%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.43%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.48%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.19%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            9.15%        4.56%
                            ------------------------------------------
                            5-Year            6.49%        5.58%
                            ------------------------------------------
                            10-Year           5.58%        5.13%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            8.37%        4.37%
                            ------------------------------------------
                            5-Year            5.70%        5.54%
                            ------------------------------------------
                            10-Year           4.98%        4.98%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            8.51%
                            ------------------------------------------
                            5-Year            5.90%
                            ------------------------------------------
                            10-Year           5.01%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            9.29%
                            ------------------------------------------
                            5-Year            6.70%
                            ------------------------------------------
                            10-Year           5.75%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $568,958
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.31
           ---------------------------------------------------------
           Average Duration                                     5.77
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33%.

                            Annual Report  Page 20

  Fund Spotlight as of 5/31/05                   Nuveen Ohio Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]


AAA/U.S. Guaranteed                65.0%
AA                                 18.8%
A                                   5.7%
BBB                                 7.7%
BB or Lower                         0.2%
NR                                  2.6%

Sectors/1/

                    Tax Obligation/General            24.2%
                    ---------------------------------------
                    Healthcare                        16.9%
                    ---------------------------------------
                    U.S. Guaranteed                   12.6%
                    ---------------------------------------
                    Tax Obligation/Limited            11.6%
                    ---------------------------------------
                    Utilities                          7.7%
                    ---------------------------------------
                    Education and Civic Organizations  7.1%
                    ---------------------------------------
                    Water and Sewer                    5.0%
                    ---------------------------------------
                    Transportation                     4.4%
                    ---------------------------------------
                    Other                             10.5%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,040.50 $1,036.80 $1,037.90 $1,041.70 $1,020.79 $1,017.10 $1,018.10 $1,021.79
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.22 $    7.97 $    6.96 $    3.21 $    4.18 $    7.90 $    6.89 $    3.18
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.57%, 1.37% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 21

  Fund Spotlight as of 5/31/05              Nuveen Wisconsin Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.54   $10.57   $10.57   $10.59
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0345  $0.0280  $0.0300  $0.0365
         --------------------------------------------------------------
         Inception Date              6/01/94  2/25/97  2/25/97  2/25/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.94%  3.36%
                 ---------------------------------------------
                 5-Year                           7.13%  6.21%
                 ---------------------------------------------
                 10-Year                          5.46%  5.01%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.25%  3.25%
                 ---------------------------------------------
                 5-Year                           6.36%  6.20%
                 ---------------------------------------------
                 10-Year                          4.89%  4.89%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.47%
                 ---------------------------------------------
                 5-Year                           6.58%
                 ---------------------------------------------
                 10-Year                          4.96%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.25%
                 ---------------------------------------------
                 5-Year                           7.36%
                 ---------------------------------------------
                 10-Year                          5.68%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                3.93%  3.76%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.27%  3.13%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    4.88%  4.67%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.18%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.52%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.76%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.41%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.72%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.06%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.14%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.46%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.16%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            8.02%        3.44%
                            ------------------------------------------
                            5-Year            6.57%        5.65%
                            ------------------------------------------
                            10-Year           5.67%        5.22%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            7.23%        3.23%
                            ------------------------------------------
                            5-Year            5.78%        5.62%
                            ------------------------------------------
                            10-Year           5.11%        5.11%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            7.55%
                            ------------------------------------------
                            5-Year            6.02%
                            ------------------------------------------
                            10-Year           5.16%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            8.34%
                            ------------------------------------------
                            5-Year            6.82%
                            ------------------------------------------
                            10-Year           5.89%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $45,784
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   16.29
            --------------------------------------------------------
            Average Duration                                    5.61
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33%.

                            Annual Report  Page 22

  Fund Spotlight as of 5/31/05              Nuveen Wisconsin Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]


AAA/U.S. Guaranteed                50.6%
AA                                 13.9%
A                                  14.2%
BBB                                 5.1%
BB or Lower                         0.6%
NR                                 15.6%

Sectors/1/

                    Tax Obligation/Limited            65.7%
                    ---------------------------------------
                    U.S. Guaranteed                   12.6%
                    ---------------------------------------
                    Housing/Multifamily               10.0%
                    ---------------------------------------
                    Education and Civic Organizations  5.9%
                    ---------------------------------------
                    Other                              5.8%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,037.60 $1,034.70 $1,034.90 $1,038.60 $1,020.39 $1,016.75 $1,017.70 $1,021.39
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.62 $    8.32 $    7.36 $    3.61 $    4.58 $    8.25 $    7.29 $    3.58
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .91%, 1.64%, 1.45% and .71% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 23

Portfolio of Investments
NUVEEN KANSAS MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.2%
    $  1,000 Kansas Development Finance Authority, Athletic Facility       6/14 at 100.00        A1 $      1,067,940
              Revenue Bonds, University of Kansas Athletic Corporation
              Project, Series 2004K, 5.000%, 6/01/19
       1,480 Kansas Development Finance Authority, Board of Regents,       4/15 at 100.00       AAA        1,601,153
              Revenue Bonds, Kansas State University Housing System,
              Series 2005A, 5.000%, 4/01/22 - MBIA Insured
       1,500 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB        1,561,710
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System, Series 1999, 5.375%, 2/01/19
         955 Washburn University of Topeka, Kansas, Revenue Bonds,         7/09 at 100.00       AAA        1,037,092
              Series 2001A, 5.500%, 7/01/16 - AMBAC Insured
         270 Washburn University of Topeka, Kansas, Revenue Bonds,         7/09 at 100.00       AAA          293,209
              Series 2001B, 5.500%, 7/01/16 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 17.7%
             Coffeyville Public Building Commission, Kansas, Healthcare
             Facilities Revenue Bonds, Coffeyville Regional Medical
             Center, Series 2002:
       1,005  5.000%, 8/01/18 - AMBAC Insured                              8/12 at 100.00       AAA        1,070,255
       1,050  5.000%, 8/01/19 - AMBAC Insured                              8/12 at 100.00       AAA        1,114,134
       1,000  5.000%, 8/01/20 - AMBAC Insured                              8/12 at 100.00       AAA        1,059,800
       2,000 Colby, Kansas, Health Facilities Revenue Refunding Bonds,     8/08 at 100.00       N/R        1,978,380
              Citizens Medical Center Inc., Series 1998, 5.625%, 8/15/16
       1,285 Kansas Development Finance Authority, Hospital Revenue       12/12 at 100.00        AA        1,397,258
              Bonds, Susan B. Allen Memorial Hospital, Series 2002Q,
              5.375%, 12/15/16 - RAAI Insured
       4,580 Kansas Development Finance Authority, Health Facilities       6/10 at 101.00        AA        5,178,469
              Revenue Bonds, Sisters of Charity of Leavenworth Health
              Services Corporation, Series 2000K, 6.500%, 12/01/16
       1,110 Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial   7/09 at 100.00        AA        1,188,732
              Hospital, Series 1999, 5.750%, 7/01/24 - RAAI Insured
             Manhattan, Kansas, Hospital Revenue Bonds, Mercy Health
             Center, Series 2001:
       1,025  5.000%, 8/15/14 - FSA Insured                                8/11 at 100.00       AAA        1,099,692
       1,075  5.000%, 8/15/15 - FSA Insured                                8/11 at 100.00       AAA        1,147,186

             Newton, Kansas, Hospital Revenue Refunding Bonds, Newton
             Healthcare Corporation, Series 1998A:
       1,000  5.700%, 11/15/18                                            11/08 at 100.00      BBB-        1,032,880
       1,750  5.750%, 11/15/24                                            11/08 at 100.00      BBB-        1,796,988
         100 Puerto Rico Industrial, Tourist, Educational, Medical and     7/05 at 102.00       AAA          101,478
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/24 - MBIA Insured
       4,780 Wichita, Kansas, Hospital Facilities Revenue Refunding and   11/09 at 101.00        A+        5,251,834
              Improvement Bonds, Via Christi Health System Inc., Series
              1999-XI, 6.250%, 11/15/24
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 2.8%

             Wichita, Kansas, Multifamily Housing Revenue Refunding
             Bonds, Shores Apartments, Series 1994XI-A:
       1,500  6.700%, 4/01/19 - RAAI Insured                               4/09 at 102.00        AA        1,603,410
       2,000  6.800%, 4/01/24 - RAAI Insured                               4/09 at 102.00        AA        2,145,480
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.1%
         355 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed     No Opt. Call       Aaa          361,131
              Securities Program Single Family Revenue Bonds, Series
              1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)
       1,075 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed   6/08 at 105.00       Aaa        1,111,722
              Securities Program Single Family Revenue Bonds, Series
              1998A-1, 6.500%, 12/01/22 (Alternative Minimum Tax)
         440 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed  12/09 at 105.00       Aaa          464,939
              Securities Program Single Family Revenue Bonds, Series
              2000A-2, 7.600%, 12/01/31 (Alternative Minimum Tax) - MBIA
              Insured
         260 Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA             12/10 at 105.00       Aaa          268,239
              Mortgage-Backed Securities Program Single Family Revenue
              Bonds, Series 2001A, 6.300%, 12/01/32 (Alternative Minimum
              Tax)
       3,135 Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA             12/12 at 105.00       Aaa        3,272,470
              Mortgage-Backed Securities Program Single Family Revenue
              Bonds, Series 2002B-1, 5.950%, 12/01/33 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Industrials - 1.6%
       1,000 Wichita Airport Authority, Kansas, Special Facilities         6/12 at 101.00        A-        1,071,350
              Revenue Bonds, Cessna Citation Service Center, Series
              2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)

----
24

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Industrials (continued)
    $  1,000 Wichita, Kansas, Industrial Revenue Bonds, NMF America Inc.   8/07 at 101.00       AA- $      1,041,610
              Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.4%
         500 Sedgwick County, Kansas, Healthcare Facilities Revenue       11/09 at 100.00         A          526,100
              Bonds, Catholic Care Center Inc., Series 2001, 5.750%,
              11/15/23
--------------------------------------------------------------------------------------------------------------------
             Materials - 2.9%

       3,700 Ford County, Kansas, Sewage and Solid Waste Disposal          6/08 at 102.00        A+        3,879,524
              Revenue Bonds, Excel Corporation/Cargill Inc. Project,
              Series 1998, 5.400%, 6/01/28 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 18.3%
       2,500 Butler and Sedgwick Counties Unified School District 385,       No Opt. Call       AAA        3,023,775
              Andover, Kansas, General Obligation Refunding and
              Improvement Bonds, Series 2000, 6.000%, 9/01/16 - FSA
              Insured
       2,615 Butler County Unified School District 394, Kansas, General    9/14 at 100.00       AAA        2,818,525
              Obligation Bonds, Series 2004, 5.000%, 9/01/23 - FSA
              Insured
       1,170 Butler County Unified School District 490, Kansas, General    9/15 at 100.00       AAA        1,254,802
              Obligation Bonds, Series 2005B, 5.000%, 9/01/25 - FSA
              Insured
       1,675 Cowley County Unified School District 465, Winfield,         10/13 at 100.00       AAA        1,855,833
              Kansas, General Obligation Bonds, Series 2003, 5.250%,
              10/01/23 - MBIA Insured
         750 Derby, Kansas, General Obligation Bonds, Series 2001A,       12/11 at 100.00       Aaa          817,523
              5.250%, 12/01/21 - AMBAC Insured
         560 Derby, Kansas, General Obligation Bonds, Series 2002B,       12/10 at 100.00       Aaa          605,332
              5.000%, 12/01/18 - FSA Insured
         650 Harvey County Unified School District 460, Hesston, Kansas,   9/12 at 100.00       AAA          693,050
              General Obligation Bonds, Series 2002, 5.000%, 9/01/22 -
              FGIC Insured
       1,450 Leavenworth County Unified School District 464, Tonganoxie,   9/15 at 100.00       AAA        1,558,852
              Kansas, General Obligation Bonds, Series 2005A, 5.000%,
              9/01/26 - MBIA Insured
       1,020 Miami County Unified School District 367, Osawatomie,         9/15 at 100.00       AAA        1,116,247
              Kansas, General Obligation Bonds, Series 2005A, 5.000%,
              9/01/20 - FSA Insured
       1,100 Montgomery County Unified School District 445, Coffeyville,   4/12 at 100.00       AAA        1,169,201
              Kansas, General Obligation Bonds, Series 2002, 5.000%,
              4/01/22 - FGIC Insured
             Puerto Rico, General Obligation and Public Improvement
             Bonds, Series 2001A:
       1,000  5.500%, 7/01/20 - MBIA Insured                                 No Opt. Call       AAA        1,191,860
         330  5.375%, 7/01/28                                              7/11 at 100.00       BBB          355,568
       1,070 Scott County Unified School District 466, Kansas, General     9/12 at 100.00       AAA        1,183,516
              Obligation Refunding Bonds, Series 2002, 5.250%, 9/01/18 -
              FGIC Insured
       1,250 Sedgwick County Unified School District 259, Wichita,         9/10 at 100.00        AA        1,216,438
              Kansas, General Obligation Bonds, Series 2000, 3.500%,
              9/01/16
       1,795 Wichita, Kansas, General Obligation Bonds, Series 2002,       4/09 at 101.00        AA        1,912,770
              5.000%, 4/01/17
       3,000 Wyandotte County Unified School District 500, Kansas,         9/12 at 100.00       AAA        3,325,920
              General Obligation Bonds, Series 2002, 5.000%, 9/01/20
              (Pre-refunded to 9/01/12) - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 25.0%
       3,000 Butler County Public Building Commission, Kansas,            10/10 at 100.00       Aaa        3,302,820
              Improvement Revenue Bonds, Public Facilities Projects,
              Series 2000, 5.550%, 10/01/21 - MBIA Insured

             Kansas Department of Transportation, Highway Revenue Bonds,
             Series 2004A:
       1,000  5.000%, 3/01/20                                              3/14 at 100.00       AA+        1,083,530
       5,000  5.000%, 3/01/23                                              3/14 at 100.00       AA+        5,375,350
         500 Kansas Development Finance Authority, Lease Revenue Bonds,   10/12 at 100.00       AAA          533,445
              Department of Administration, State Capitol Restoration
              Parking Facility Project, Series 2002C, 5.000%, 10/01/21 -
              FSA Insured
       1,140 Kansas Development Finance Authority, Lease Revenue Bonds,    4/14 at 100.00       AAA        1,242,292
              Department of Administration, State Capitol Restoration
              Project, Series 2004G-1, 5.125%, 4/01/21 - MBIA Insured

       1,000 Kansas Development Finance Authority, Revenue Bonds, State   10/11 at 100.00       AAA        1,081,840
              Projects, Series 2001W, 5.000%, 10/01/17 - MBIA Insured

       2,085 Kansas Development Finance Authority, Revenue Bonds, State   10/12 at 100.00       AAA        2,308,429
              Projects, Series 2002N, 5.250%, 10/01/18 - AMBAC Insured

----
25

Portfolio of Investments
NUVEEN KANSAS MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  5,000 Kansas Development Finance Authority, Board of Regents,       4/13 at 102.00       AAA $      5,380,150
              Revenue Bonds, Scientific Research and Development
              Facilities Projects, Series 2003C, 5.000%, 10/01/23 -
              AMBAC Insured

       2,355 Kansas Development Finance Authority, Revenue Bonds, State    8/13 at 100.00       AAA        2,574,533
              Projects, Series 2003J, 5.250%, 8/01/20 - AMBAC Insured

       1,800 Overland Park Development Corporation, Kansas, First Tier     1/11 at 101.00       N/R        1,974,816
              Revenue Bonds, Overland Park Convention Center, Series
              2001A, 7.375%, 1/01/32

             Puerto Rico Public Finance Corporation, Commonwealth
             Appropriation Bonds, Series 2002E:
       3,135  6.000%, 8/01/26 - AGC Insured                                  No Opt. Call       AAA        3,995,620
         630  5.500%, 8/01/29                                              2/12 at 100.00      BBB-          677,534

       1,000 Virgin Islands Public Finance Authority, Senior Lien         10/08 at 101.00       BBB        1,048,880
              Revenue Refunding Bonds, Matching Fund Loan Note, Series
              1998A, 5.625%, 10/01/25

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB        2,284,080
              Taxes Loan Note, Series 1999A, 6.375%, 10/01/19
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 9.8%

       2,000 Augusta, Kansas, Waterworks System Revenue Bonds, Series     10/08 at 101.50     AA***        2,229,220
              2000A, 6.150%, 10/01/20 (Pre-refunded to 10/01/08) - RAAI
              Insured

      12,175 Johnson County, Kansas, Residual Revenue and Refunding          No Opt. Call       Aaa        9,501,492
              Bonds, Series 1992, 0.000%, 5/01/12

       1,010 Wichita, Kansas, Revenue Bonds, CSJ Health System of         11/05 at 100.00     A+***        1,190,719
              Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15
--------------------------------------------------------------------------------------------------------------------
             Utilities - 4.5%

       1,000 Burlington, Kansas, Environmental Improvement Revenue           No Opt. Call        A3        1,029,340
              Bonds, Kansas City Power and Light Company Project, Series
              1998A, 4.750%, 9/01/15 (Mandatory put 10/01/07)

         500 Pratt, Kansas, Electric System Revenue Bonds, Series          5/10 at 100.00       AAA          540,955
              2001-1, 5.250%, 5/01/18 - AMBAC Insured

       1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA        1,071,550
              Series 2005RR, 5.000%, 7/01/30 - XLCA Insured

             Wellington, Kansas, Electric, Water, and Sewer Utility
             System Revenue Bonds, Series 2002:
         335  5.250%, 11/01/25 - AMBAC Insured                            11/12 at 100.00       AAA          364,999
         785  5.250%, 11/01/27 - AMBAC Insured                            11/12 at 100.00       AAA          855,297

       1,000 Wyandotte County-Kansas City Unified Government, Kansas,      9/14 at 100.00       AAA        1,075,420
              Utility System Revenue Bonds, Series 2004B, 5.000%,
              9/01/24 - FSA Insured

       1,000 Wynadotte County-Kansas City Unified Government, Kansas,      5/11 at 100.00       AAA        1,064,110
              Industrial Revenue Bonds, Board of Public Utilities Office
              Building Complex, Series 2001, 5.000%, 5/01/21 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.2%

       1,040 Chisholm Creek Utility Authority, Kansas, Water and           9/12 at 100.00       Aaa        1,138,862
              Wastewater Facilities Revenue Bonds, Series 2002, 5.250%,
              9/01/22 - MBIA Insured

       2,300 Kansas Development Finance Authority, Water Pollution        11/12 at 100.00       AAA        2,455,411
              Control Revolving Fund Leveraged Bonds, Series 2002-II,
              5.000%, 11/01/23

       5,500 Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,   10/13 at 100.00       AAA        5,953,912
              Series 2003, 5.000%, 10/01/22 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
    $123,155 Total Long-Term Investments (cost $121,375,388) - 98.5%                                     130,157,983
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.5%                                                          2,017,901
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    132,175,884
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
26

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.0%

    $  4,970 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $      5,029,342
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.8%

       1,000 Campbellsville, Kentucky, Revenue Bonds, Campbellsville       3/15 at 100.00       N/R        1,017,710
              University, Series 2005, 5.700%, 3/01/34

       8,960 Columbia, Kentucky, Educational Development Revenue Bonds,    4/11 at 101.00      BBB-        9,745,792
              Lindsey Wilson College Project, Series 2001, 6.250%,
              4/01/21

       5,930 Jefferson County, Kentucky, College Revenue Bonds,            5/09 at 101.00      Baa2        5,997,543
              Bellarmine College Project, Series 1999, 5.250%, 5/01/29

       1,500 Kentucky Economic Development Finance Authority, College     10/12 at 100.00       AAA        1,573,530
              Revenue Refunding and Improvement Bonds, Centre College
              Project, Series 2002, 5.000%, 4/01/32 - FSA Insured

       2,500 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB        2,578,850
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System, Series 1999, 5.375%, 2/01/29

       3,000 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00       BBB        3,080,880
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart, Series 2001, 5.250%, 9/01/31
--------------------------------------------------------------------------------------------------------------------
             Energy - 1.9%

       9,000 Ashland, Kentucky, Sewerage and Solid Waste Revenue Bonds,    8/05 at 102.00      Baa2        9,432,000
              Ashland Inc. Project, Series 1995, 7.125%, 2/01/22
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 11.5%

       1,310 Christian County, Kentucky, Hospital Revenue Bonds, Jennie    7/06 at 102.00        A-        1,356,020
              Stuart Medical Center, Series 1996A, 6.000%, 7/01/17

       3,500 Christian County, Kentucky, Hospital Revenue Refunding        7/06 at 102.00        A-        3,632,440
              Bonds, Jennie Stuart Medical Center, Series 1997A, 6.000%,
              7/01/13

       4,820 Clark County, Kentucky, Hospital Revenue Refunding and        3/07 at 102.00      BBB-        5,027,983
              Improvement Bonds, Clark Regional Medical Center Project,
              Series 1997, 6.200%, 4/01/13

       9,500 Kentucky Economic Development Finance Authority, Hospital     2/07 at 102.00       AAA       10,030,575
              Revenue Refunding Bonds, Pikeville, United Methodist
              Hospital of Kentucky Inc. Project, Series 1997, 5.700%,
              2/01/28 - CONNIE LEE/ AMBAC Insured

             Kentucky Economic Development Finance Authority, Hospital
             System Revenue Refunding and Improvement Bonds, Appalachian
             Regional Healthcare Inc., Series 1997:
         500  5.500%, 10/01/07                                               No Opt. Call       BB-          505,845
         500  5.600%, 10/01/08                                             4/08 at 102.00       BB-          508,100
       3,500  5.850%, 10/01/17                                             4/08 at 102.00       BB-        3,430,525
       1,500  5.875%, 10/01/22                                             4/08 at 102.00       BB-        1,450,050

       6,000 Kentucky Economic Development Finance Authority, Revenue      6/08 at 101.00        AA        6,148,560
              Refunding and Improvement Bonds, Catholic Health
              Initiatives, Series 1998A, 5.000%, 12/01/27

             Kentucky Economic Development Finance Authority, Revenue
             Bonds, Catholic Health Initiatives, Series 2001:
       1,000  5.250%, 9/01/21                                              9/11 at 100.00        AA        1,057,410
       1,000  5.250%, 9/01/24                                              9/11 at 100.00        AA        1,051,230

      10,340 Kentucky Economic Development Finance Authority, Health         No Opt. Call       AAA        3,442,083
              System Revenue Bonds, Norton Healthcare Inc., Series
              2000B, 0.000%, 10/01/28 - MBIA Insured

       1,665 McCracken County, Kentucky, Hospital Facilities Revenue      11/05 at 101.00       AAA        1,702,696
              Refunding Bonds, Mercy Health System, Series 1994A,
              6.300%, 11/01/06 - MBIA Insured

      16,500 Russell, Kentucky, Revenue Bonds, Bon Secours Health         11/12 at 100.00        A-       17,573,985
              System, Series 2002A, 5.625%, 11/15/30
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 0.6%

       3,325 Henderson, Kentucky, Senior Tax-Exempt Residential            5/09 at 102.00       N/R        3,119,050
              Facilities Revenue Bonds, Pleasant Pointe Project, Series
              1999A, 6.125%, 5/01/29

----
27

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.3%

    $  2,000 Kentucky Housing Corporation, Housing Revenue Bonds, Series  11/10 at 100.00       AAA $      2,117,300
              2000F, 5.850%, 7/01/20 (Alternative Minimum Tax)

         595 Kentucky Housing Corporation, Housing Revenue Bonds, Series   1/09 at 101.00       AAA          610,887
              1998F, 5.000%, 7/01/18 (Alternative Minimum Tax)

       9,480 Kentucky Housing Corporation, Housing Revenue Bonds, Series   4/09 at 101.00       AAA        9,752,076
              1999A, 5.200%, 1/01/31

       1,580 Kentucky Housing Corporation, Housing Revenue Bonds, Series   4/09 at 101.00       AAA        1,622,439
              1999B, 5.250%, 1/01/28 (Alternative Minimum Tax)

       5,000 Kentucky Housing Corporation, Housing Revenue Bonds, Series   1/14 at 100.00       AAA        4,974,700
              2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)

       2,500 Kentucky Housing Corporation, Housing Revenue Bonds, Series   7/14 at 100.00       AAA        2,485,450
              2005H, 4.000%, 1/01/33 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.5%

       4,840 Florence, Kentucky, Housing Facilities Revenue Bonds,         8/09 at 101.00         A        5,182,624
              Bluegrass RHF Housing Inc., Series 1999, 6.375%, 8/15/29 -
              ACA Insured

         555 Jefferson County, Kentucky, First Mortgage Revenue Bonds,    11/05 at 101.00       BBB          565,539
              First Christian Church Homes of Kentucky Project, Series
              1994, 6.000%, 11/15/09

             Kentucky Economic Development Finance Authority, Revenue
             Bonds, Christian Church Homes of Kentucky Inc. Obligated
             Group, Series 1998:
       1,800  5.375%, 11/15/23                                             5/08 at 102.00       BBB        1,813,950
       3,500  5.500%, 11/15/30                                             5/08 at 102.00       BBB        3,521,875

             Kentucky Economic Development Finance Authority, Mortgage
             Revenue Bonds, South Central Nursing Homes Inc., Series
             1997A:
       2,000  6.000%, 1/01/27 (Mandatory put 7/01/20) - MBIA Insured       1/08 at 105.00       AAA        2,215,700
       3,700  6.000%, 1/01/27 (Mandatory put 1/01/24) - MBIA Insured       1/08 at 105.00       AAA        4,099,045
--------------------------------------------------------------------------------------------------------------------
             Materials - 2.6%

       2,370 Hancock County, Kentucky, Solid Waste Disposal Revenue        5/06 at 102.00       BBB        2,439,346
              Bonds, Willamette Industries Inc. Project, Series 1996,
              6.600%, 5/01/26 (Alternative Minimum Tax) (a)

       1,000 Jefferson County, Kentucky, Pollution Control Revenue         7/05 at 102.00       AA-        1,027,490
              Bonds, E.I. DuPont de Nemours and Company, Series 1982A,
              6.300%, 7/01/12

       4,240 Perry County, Kentucky, Solid Waste Disposal Revenue Bonds,   5/06 at 102.00       N/R        4,395,142
              Weyerhaeuser Company - TJ International Project, Series
              1996, 6.800%, 5/01/26 (Alternative Minimum Tax)

       2,000 Perry County, Kentucky, Solid Waste Disposal Revenue Bonds,   4/07 at 102.00      Baa2        2,118,160
              Weyerhaeuser Company - TJ International Project, Series
              1997, 6.550%, 4/15/27 (Alternative Minimum Tax)

       2,820 Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue    4/06 at 102.00       BBB        2,908,069
              Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 3.3%

       2,500 Jefferson County, Kentucky, General Obligation Refunding      5/09 at 100.00        AA        2,728,700
              Bonds, Series 1999C, 6.150%, 5/15/16 (Alternative Minimum
              Tax)

             Louisville and Jefferson County Metropolitan Government,
             Kentucky, General Obligation Bonds, Series 2004A-B:
       1,195  5.000%, 11/01/16 - AMBAC Insured                            11/14 at 100.00       AAA        1,320,045
       1,000  5.000%, 11/01/17 - AMBAC Insured                            11/14 at 100.00       AAA        1,099,620

       1,175 Louisville, Kentucky, General Obligation Bonds, Series       11/11 at 101.00        AA        1,273,947
              2001A, 5.000%, 11/01/21

       3,000 Louisville, Kentucky, General Obligation Bonds, Series       10/12 at 100.00       AAA        3,196,740
              2002A, 5.000%, 10/01/23 - FGIC Insured

       4,400 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA        6,574,216
              2001, 5.955%, 7/01/19 - FSA Insured (IF)
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 30.8%

       1,305 Ballard County School District Finance Corporation,           6/14 at 100.00       Aaa        1,408,447
              Kentucky, School Building Revenue Bonds, Series 2004,
              5.000%, 6/01/21 - AMBAC Insured

       1,875 Bell County Public Properties Corporation, Kentucky, First    3/11 at 102.00       AAA        2,115,038
              Mortgage Revenue Bonds, Judicial Center Project, Series
              2000, 5.850%, 9/01/28 - AMBAC Insured

----
28

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,465 Boone County, Kentucky, Public Properties Corporation,        9/12 at 101.00       Aa3 $      1,606,856
              First Mortgage Bonds, AOC Judicial Facility, Series 2001,
              5.125%, 9/01/22

             Boone County School District Finance Corporation, Kentucky,
             School Building Revenue Bonds, Series 2004B:
       1,460  5.000%, 5/01/20 - FSA Insured                                5/14 at 100.00       Aaa        1,580,508
       2,580  5.000%, 5/01/21 - FSA Insured                                5/14 at 100.00       Aaa        2,782,865

             Bowling Green, Kentucky, General Obligation and Special
             Revenue Bonds, Series 2002B:
       1,785  5.000%, 6/01/23                                              6/12 at 100.00       Aa2        1,897,526
       1,230  5.000%, 6/01/24                                              6/12 at 100.00       Aa2        1,307,539
       1,665  5.000%, 6/01/25                                              6/12 at 100.00       Aa2        1,774,157

             Butler County School District Finance Corporation,
             Kentucky, Revenue Bonds, School Buildings, Series 2004C:
       1,220  5.000%, 6/01/20                                              6/14 at 100.00       Aa3        1,315,282
       1,255  5.000%, 6/01/22                                              6/14 at 100.00       Aa3        1,345,159

             Fayette County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2000:
       1,665  5.500%, 6/01/18                                              6/10 at 101.00       AA-        1,837,394
       2,795  5.500%, 6/01/20                                              6/10 at 101.00       AA-        3,067,485

       4,500 Kenton County Public Properties Corporation, Kentucky,        3/09 at 101.00       Aa3        4,635,675
              First Mortgage Revenue Bonds, Courthouse Facilities
              Project, Series 1998A, 5.000%, 3/01/29

             Kenton County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2004:
       2,115  5.000%, 6/01/17 - MBIA Insured                               6/14 at 100.00       Aaa        2,314,529
       3,510  5.000%, 6/01/18 - MBIA Insured                               6/14 at 100.00       Aaa        3,829,936
       3,690  5.000%, 6/01/19 - MBIA Insured                               6/14 at 100.00       Aaa        4,008,742

       2,000 Kentucky Asset/Liability Commission, General Fund Revenue     5/15 at 100.00       AAA        2,141,180
              Project Notes, First Series 2005, 5.000%, 5/01/25 (WI,
              settling 6/08/05) - MBIA Insured

             Kentucky Area Development Districts Financing Trust, Ewing,
             Lease Acquisition Program Revenue Bonds, Series 2000C:
         750  5.850%, 6/01/20                                              6/10 at 102.00        AA          828,405
       1,000  6.000%, 6/01/30                                              6/10 at 102.00        AA        1,116,620

       2,365 Kentucky Local Correctional Facilities Authority,               No Opt. Call       AAA        2,672,639
              Multi-County Lease Revenue Bonds, Series 2004,
              5.250%, 11/01/14 - MBIA Insured

             Kentucky State Property and Buildings Commission, Revenue
             Bonds, Project 81, Series 2003:
       1,000  5.000%, 11/01/19 - AMBAC Insured                            11/13 at 100.00       AAA        1,089,480
       3,740  5.000%, 11/01/21 - AMBAC Insured                            11/13 at 100.00       AAA        4,056,105
       2,845  5.000%, 11/01/23 - AMBAC Insured                            11/13 at 100.00       AAA        3,070,580

       4,000 Kentucky State Property and Buildings Commission, Revenue       No Opt. Call       AAA        4,486,840
              Bonds, Project 84, Series 2005, 5.000%, 8/01/18 - MBIA
              Insured

       4,000 Kentucky Turnpike Authority, Economic Development Road        7/11 at 100.00       AAA        4,348,440
              Revenue Refunding Bonds, Revitalization Project, Series
              2001B, 5.150%, 7/01/19 - FSA Insured

       6,935 Kentucky Turnpike Authority, Economic Development Road        7/15 at 100.00       AAA        7,568,790
              Revenue Bonds, Revitalization Project, Series 2005B,
              5.000%, 7/01/20 - AMBAC Insured

             Letcher County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2004:
       1,430  5.000%, 6/01/18 - FSA Insured                                6/14 at 100.00       Aaa        1,560,344
       1,585  5.000%, 6/01/20 - FSA Insured                                6/14 at 100.00       Aaa        1,716,888

      11,000 Lexington-Fayette Urban County Government, Kentucky, First    7/08 at 102.00       AAA       11,694,320
              Mortgage Bonds, Public Facilities Corporation, Series
              1998, 5.125%, 10/01/31 - FSA Insured

       1,695 Louisville and Jefferson County Visitors and Convention       6/14 at 101.00       AAA        1,882,535
              Commission, Kentucky, Dedicated Tax Revenue Bonds, Series
              2004A, 5.000%, 12/01/15 - FSA Insured

         650 Magoffin County School District Finance Corporation,          6/10 at 101.00       Aa3          723,281
              Kentucky, School Building Revenue Bonds, Series 2000,
              5.750%, 6/01/20

----
29

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,525 McCracken County Public Properties Corporation, Kentucky,     9/06 at 102.00       AAA $      1,606,618
              Public Project Revenue Bonds, Court Facilities, Series
              1995, 5.900%, 9/01/26 - AMBAC Insured

       5,100 Oldham County School District Finance Corporation,            4/11 at 101.00       Aa3        5,451,186
              Kentucky, School Building Revenue Bonds, Series 2001A,
              5.125%, 4/01/21

             Oldham County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2004:
       1,230  5.000%, 5/01/18 - MBIA Insured                               5/14 at 100.00       Aaa        1,341,192
       1,635  5.000%, 5/01/20 - MBIA Insured                               5/14 at 100.00       Aaa        1,769,953
       1,715  5.000%, 5/01/21 - MBIA Insured                               5/14 at 100.00       Aaa        1,849,850

       1,360 Owen County School District Finance Corporation, Kentucky,    4/11 at 101.00       Aa3        1,467,372
              School Building Revenue Bonds, Series 2001, 5.000%, 4/01/21

             Pendleton County, Kentucky, Leasing Trust Revenue Bonds,
             Kentucky Association of Counties, Series 1993A:
      16,460  6.500%, 3/01/19                                              9/05 at 100.00         A       16,494,237
         500  6.400%, 3/01/19                                                No Opt. Call         A          614,150

       4,000 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA        5,159,720
              Transportation Authority, Reset Option Long Certificates
              II-R-66, Series 1996Y, 7.953%, 1/01/13 - MBIA Insured (IF)

       6,000 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA        7,136,880
              Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
              MBIA Insured

       2,545 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA        2,954,185
              Revenue Bonds, Series 1998A, 5.500%, 7/01/14 - AMBAC
              Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/12 at 100.00       AAA        1,055,120
              Revenue Bonds, Series 2002D, 5.000%, 7/01/32 - FSA Insured

       3,185 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call       AAA        3,812,795
              Government Facilities Revenue Bonds, Series 1993L, 5.500%,
              7/01/21 - FSA Insured

       2,755 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA        3,511,303
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 - AGC
              Insured

       1,360 Shelby County School District Finance Corporation,            5/14 at 100.00       Aaa        1,466,937
              Kentucky, Revenue Bonds, School Buildings, Series 2004,
              5.000%, 5/01/21 - MBIA Insured

       2,185 Spencer County School District Finance Corporation,           7/14 at 100.00       Aaa        2,362,946
              Kentucky, Revenue Bonds, School Buildings, Series 2004,
              5.000%, 7/01/21 - FSA Insured

       1,010 Virgin Islands Public Finance Authority, Gross Receipts      10/14 at 100.00       AAA        1,125,382
              Taxes Loan Note, Series 2003, 5.250%, 10/01/21 - FSA
              Insured

       7,000 Warren County Justice Center Expansion Corporation,           9/07 at 102.00       AAA        7,406,560
              Kentucky, First Mortgage Revenue Bonds, AOC Judicial
              Facility, Series 1997A, 5.250%, 9/01/24 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Transportation - 5.3%

             Guam International Airport Authority, Revenue Bonds, Series
             2003C:
       5,000  5.250%, 10/01/22 (Alternative Minimum Tax) - MBIA Insured   10/10 at 100.00       AAA        5,353,000
       2,195  5.000%, 10/01/23 (Alternative Minimum Tax) - MBIA Insured   10/13 at 100.00       AAA        2,292,919

       1,250 Kenton County Airport Board, Kentucky, Airport Revenue        3/06 at 102.00       AAA        1,298,850
              Bonds, Cincinnati/Northern Kentucky International Airport,
              Series 1996B, 5.750%, 3/01/13 - MBIA Insured

       5,090 Kenton County Airport Board, Kentucky, Airport Revenue        3/13 at 100.00       AAA        5,303,678
              Bonds, Cincinnati/Northern Kentucky International Airport,
              Series 2003B, 5.000%, 3/01/23 (Alternative Minimum Tax) -
              MBIA Insured

       5,000 Louisville and Jefferson County Regional Airport Authority,   7/05 at 102.00       AAA        5,107,850
              Kentucky, Airport System Revenue Bonds, Series 1995A,
              5.625%, 7/01/25 (Alternative Minimum Tax) - MBIA Insured

       1,000 Louisville and Jefferson County Regional Airport Authority,   7/13 at 100.00       AAA        1,068,120
              Kentucky, Airport System Revenue Bonds, Series 2003C,
              5.250%, 7/01/22 (Alternative Minimum Tax) - FSA Insured

       6,000 Louisville and Jefferson County Regional Airport Authority,   3/09 at 101.00      Baa3        6,008,100
              Kentucky, Special Facilities Revenue Bonds, Airis
              Louisville LLC Project, Series 1999A, 5.500%, 3/01/19
              (Alternative Minimum Tax)

----
30

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 12.5%

    $  5,085 Campbellsville, Kentucky, Industrial Building Revenue         3/09 at 102.00     A+*** $      5,618,061
              Bonds, Campbellsville University Project, Series 1999,
              5.500%, 3/01/29 (Pre-refunded to 3/01/09)

       3,155 Florence Public Properties Corporation, Kentucky, First       6/07 at 102.00       AAA        3,373,799
              Mortgage Revenue Bonds, Administrative Office Complex
              Project, Series 1997, 5.500%, 6/01/27 (Pre-refunded to
              6/01/07) - MBIA Insured

       1,260 Floyd County Public Properties Corporation, Kentucky, First   3/06 at 102.00    N/R***        1,309,921
              Mortgage Revenue Bonds, Floyd County Justice Center
              Project, Series 1995A, 5.550%, 9/01/23 (Pre-refunded to
              3/01/06)

       3,550 Floyd County Public Properties Corporation, Kentucky, First   3/06 at 102.00    N/R***        3,707,620
              Mortgage Revenue Bonds, Floyd County Justice Center
              Project, Series 1996B, 6.200%, 9/01/26 (Pre-refunded to
              3/01/06)

       2,000 Jefferson County Collegiate Housing Foundation, Kentucky,     9/09 at 102.00    N/R***        2,337,620
              Student Housing Revenue Bonds, University of Louisville
              Project, Series 1999A, 7.125%, 9/01/29 (Pre-refunded to
              9/01/09)

         420 Kentucky Infrastructure Authority, Governmental Agencies      8/05 at 102.00     AA***          430,311
              Program Revenue Bonds, Series 1995G, 6.300%, 8/01/10
              (Pre-refunded to 8/01/05)

         400 Kentucky State Property and Buildings Commission, Agency      5/10 at 100.00       AAA          448,604
              Fund Revenue Bonds, Project 66A, Series 2000, 5.750%,
              5/01/20 (Pre-refunded to 5/01/10) - MBIA Insured

         500 Kentucky State Property and Buildings Commission, Revenue    11/09 at 100.00       AAA          550,725
              Bonds, Project 64, Series 1999, 5.500%, 5/01/18
              (Pre-refunded to 11/01/09) - MBIA Insured

             Kentucky State Property and Buildings Commission, Revenue
             Refunding Bonds, Project 72, Series 2001:
       4,375  5.375%, 10/01/18 (Pre-refunded to 10/01/11) - MBIA Insured  10/11 at 100.00       AAA        4,915,094
       5,860  5.375%, 10/01/19 (Pre-refunded to 10/01/11) - MBIA Insured  10/11 at 100.00       AAA        6,583,417
       2,000 Kentucky State Property and Buildings Commission, Revenue     2/12 at 100.00       AAA        2,205,920
              Refunding Bonds, Project 74, Series 2002, 5.000%, 2/01/21
              (Pre-refunded to 2/01/12) - FSA Insured
             Kentucky State Property and Buildings Commission, Revenue
             Refunding Bonds, Project 79, Series 2003:
       5,780  5.125%, 10/01/19 (Pre-refunded to 10/01/13) - MBIA Insured  10/13 at 100.00       AAA        6,486,836
       5,000  5.000%, 10/01/21 (Pre-refunded to 10/01/13) - MBIA Insured  10/13 at 100.00       AAA        5,566,500
       6,500  5.000%, 10/01/22 (Pre-refunded to 10/01/13) - MBIA Insured  10/13 at 100.00       AAA        7,236,450
       1,365 McCreary County School District Finance Corporation,          8/05 at 102.00    Aa3***        1,398,538
              Kentucky, School Building Revenue Bonds, Second Series
              1995, 5.600%, 8/01/16 (Pre-refunded to 8/01/05)

       1,310 Puerto Rico, General Obligation and Public Improvement        7/06 at 101.50    BBB***        1,365,203
              Bonds, Series 1996, 5.400%, 7/01/25 (Pre-refunded to
              7/01/06)

       2,000 Puerto Rico, General Obligation and Public Improvement        7/07 at 100.00    BBB***        2,102,440
              Refunding Bonds, Series 1997, 5.375%, 7/01/25
              (Pre-refunded to 7/01/07)

       2,600 Puerto Rico, General Obligation and Public Improvement        7/10 at 100.00       AAA        2,911,922
              Bonds, Series 2000, 5.750%, 7/01/26 (Pre-refunded to
              7/01/10) - MBIA Insured

         245 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA          311,851
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 - AGC
              Insured

       2,800 Russell, Kentucky, Health System Revenue Bonds, Franciscan    1/10 at 100.00   Baa2***        3,061,828
              Health Partnership Inc. - Our Lady of Bellefonte Hospital,
              Series 1997, 5.500%, 7/01/15 (Pre-refunded to 1/01/10)
--------------------------------------------------------------------------------------------------------------------
             Utilities - 8.6%

       6,000 Boone County, Kentucky, Collateralized Pollution Control      7/05 at 101.00       AAA        6,076,380
              Revenue Refunding Bonds, Cincinnati Gas and Electric
              Company Project, Series 1994A, 5.500%, 1/01/24 - MBIA
              Insured
             Owensboro, Kentucky, Electric Light and Power System
             Revenue Bonds, Series 1991B:
       7,100  0.000%, 1/01/11 - AMBAC Insured                                No Opt. Call       AAA        5,846,992
       6,475  0.000%, 1/01/12 - AMBAC Insured                                No Opt. Call       AAA        5,087,149
       5,810  0.000%, 1/01/15 - AMBAC Insured                                No Opt. Call       AAA        3,954,925
       7,900  0.000%, 1/01/17 - AMBAC Insured                                No Opt. Call       AAA        4,873,510
      13,300  0.000%, 1/01/18 - AMBAC Insured                                No Opt. Call       AAA        7,802,046

       3,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA        3,515,460
              Series 2003NN, 5.250%, 7/01/23 - MBIA Insured

       5,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA        5,439,550
              Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

----
31

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 8.3%

    $  1,405 Christian County Water District, Kentucky, Waterworks        10/09 at 101.00       Aaa $      1,565,507
              Revenue Bonds, Series 1999, 6.000%, 1/01/30 - AMBAC Insured

             Kentucky Infrastructure Authority, Governmental Agencies
             Program Revenue Bonds, Series 1995G:
         445  6.350%, 8/01/11                                              8/05 at 102.00        AA          456,165
         825  6.375%, 8/01/14                                              8/05 at 102.00        AA          845,732

       1,000 Kentucky Rural Water Finance Corporation, Multimodal Public   2/11 at 102.00       AA-        1,090,620
              Projects Revenue Bonds, Flexible Term Program, Series
              2001A, 5.375%, 2/01/20

             Louisville and Jefferson County Metropolitan Sewer
             District, Kentucky, Sewer and Drainage System Revenue
             Bonds, Series 1997B:
       6,000  5.350%, 5/15/22 - MBIA Insured                              11/07 at 101.00       AAA        6,340,200
       2,500  5.200%, 5/15/25 - MBIA Insured                              11/07 at 101.00       AAA        2,622,450

       3,200 Louisville and Jefferson County Metropolitan Sewer            5/08 at 101.00       AAA        3,345,952
              District, Kentucky, Sewer and Drainage System Revenue
              Bonds, Series 1998A, 5.000%, 5/15/30 - FGIC Insured

      16,000 Louisville and Jefferson County Metropolitan Sewer           11/11 at 101.00       AAA       17,727,520
              District, Kentucky, Sewer and Drainage System Revenue
              Bonds, Series 2001A, 5.500%, 5/15/34 - MBIA Insured

       6,920 Northern Kentucky Water District, Revenue Refunding Bonds,    2/12 at 100.00       Aaa        7,269,391
              Series 2002A, 5.000%, 2/01/27 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
    $479,365 Total Long-Term Investments (cost $460,357,650) - 99.0%                                     491,119,956
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.0%                                                          4,942,665
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    496,062,621
             -------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           (a)The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
32

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.8%

    $  2,000 Michigan Strategic Fund, Multi-Modal Interchangeable Rate     9/05 at 102.00      Baa3 $      1,977,640
              Pollution Control Revenue Refunding Bonds, General Motors
              Corporation, Series 1995, 6.200%, 9/01/20
-----------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.4%

         915 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB          925,925
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 3.9%

             Michigan Technological University, General Revenue Bonds,
             Series 2004A:
       1,230  5.000%, 10/01/24 - MBIA Insured                             10/13 at 100.00       AAA        1,323,874
       1,850  5.000%, 10/01/29 - MBIA Insured                             10/13 at 100.00       AAA        1,959,058

       6,150 Wayne State University, Michigan, General Revenue Bonds,     11/09 at 101.00       AAA        6,550,181
              Series 1999, 5.125%, 11/15/29 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------
             Healthcare - 10.9%

             Flint Hospital Building Authority, Michigan, Revenue Rental
             Bonds, Hurley Medical Center, Series 1998B:
       1,000  5.375%, 7/01/18                                              7/08 at 101.00      Baa3          999,950
       1,000  5.375%, 7/01/28                                              7/08 at 101.00      Baa3          994,060

       3,530 Lake View Community Hospital Authority, Michigan, Hospital    2/07 at 101.00       N/R        3,595,270
              Revenue Refunding Bonds, Series 1997, 6.250%, 2/15/13

       3,755 Michigan State Hospital Finance Authority, Revenue            8/05 at 100.00       BB-        3,757,704
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993A, 6.500%, 8/15/18

       3,000 Michigan State Hospital Finance Authority, Hospital Revenue   3/13 at 100.00        A1        3,272,850
              Refunding Bonds, Henry Ford Health System, Series 2003A,
              5.625%, 3/01/17

         550 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       BBB          571,445
              Refunding Bonds, Gratiot Community Hospital, Series 1995,
              6.100%, 10/01/07

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue  10/06 at 102.00      BBB-        1,028,440
              Bonds, Michigan Community Hospital, Series 1996, 6.250%,
              10/01/27

       1,475 Michigan State Hospital Finance Authority, Hospital Revenue   5/08 at 101.00       BBB        1,509,913
              Refunding Bonds, Chelsea Community Hospital, Series 1998,
              5.375%, 5/15/19

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue   3/12 at 101.00        A+        1,076,730
              Refunding Bonds, Crittenton Hospital, Series 2002A,
              5.625%, 3/01/27

       2,200 Michigan State Hospital Finance Authority, Hospital Revenue  11/09 at 101.00        A1        2,367,860
              Bonds, Henry Ford Health System, Series 1999A, 6.000%,
              11/15/24

         500 Michigan State Hospital Finance Authority, Revenue Bonds,     5/15 at 100.00      Baa1          515,215
              Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

       1,600 Pontiac Hospital Finance Authority, Michigan, Hospital        8/05 at 100.00        BB        1,513,632
              Revenue Refunding Bonds, NOMC Obligated Group, Series
              1993, 6.000%, 8/01/23

       3,000 Royal Oak Hospital Finance Authority, Michigan, Hospital      1/06 at 102.00       AAA        3,090,870
              Revenue Refunding Bonds, William Beaumont Hospital, Series
              1996, 5.250%, 1/01/20 - MBIA Insured

             Royal Oak Hospital Finance Authority, Michigan, Hospital
             Revenue Bonds, William Beaumont Hospital, Series 2001M:
       1,000  5.250%, 11/15/31 - MBIA Insured                             11/11 at 100.00       AAA        1,058,810
       2,000  5.250%, 11/15/35 - MBIA Insured                             11/11 at 100.00       AAA        2,116,460
-----------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.8%

       1,190 Michigan Housing Development Authority, GNMA Collateralized   6/05 at 102.00       Aaa        1,215,299
              Limited Obligation Multifamily Revenue Refunding Bonds,
              Parc Point Apartments, Series 1995A, 6.500%, 10/01/15

       6,000 Michigan Housing Development Authority, Section 8 Assisted      No Opt. Call       AA-        2,689,080
              Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14

         620 Michigan Housing Development Authority, Rental Housing        6/05 at 102.00       AAA          633,249
              Revenue Bonds, Series 1995B, 6.150%, 10/01/15 - MBIA
              Insured

----
33

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.1%

    $    180 Michigan Housing Development Authority, Single Family         6/12 at 100.00       AAA $        187,906
              Mortgage Revenue Bonds, Series 2002B, 5.500%, 6/01/30
              (Alternative Minimum Tax) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.9%

       2,500 Kalamazoo Economic Development Corporation, Michigan,         5/07 at 102.00       BB+        2,504,750
              Limited Obligation Revenue and Refunding Bonds, Friendship
              Village of Kalamazoo, Series 1997A, 6.250%, 5/15/27

       1,000 Michigan State Hospital Finance Authority, Revenue Bonds,     5/15 at 100.00       N/R        1,011,180
              Presbyterian Villages of Michigan Obligated Group, Series
              2005, 5.250%, 11/15/25

             Michigan Strategic Fund, Limited Obligation Revenue
             Refunding Bonds, Porter Hills Presbyterian Village, Series
             1998:
         140  5.300%, 7/01/18                                              7/08 at 101.00      BBB+          144,193
         260  5.375%, 7/01/28                                              7/08 at 101.00      BBB+          265,086

       3,300 Michigan Strategic Fund, Limited Obligation Revenue Bonds,    6/08 at 100.00      BBB-        3,311,880
              Clark Retirement Community Inc., Series 1998, 5.250%,
              6/01/18
-----------------------------------------------------------------------------------------------------------------------
             Materials - 0.7%

       1,750 Dickinson County Economic Development Corporation,           11/14 at 100.00       BBB        1,781,395
              Michigan, Pollution Control Revenue Bonds, International
              Paper Company, Series 2004A, 4.800%, 11/01/18
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 31.8%

       1,000 Anchor Bay School District, Macomb and St. Clair Counties,    5/12 at 100.00        AA        1,115,710
              Michigan, General Obligation Bonds, Series 2002-3, 5.500%,
              5/01/18

       1,175 Birmingham, Michigan, General Obligation Bonds, Series       10/12 at 100.50       AAA        1,272,819
              2002, 5.000%, 10/01/21

       1,625 Brighton Township Sanitary Sewer Drainage District,           4/09 at 100.00       AAA        1,736,638
              Livingston County, Michigan, Limited Tax General
              Obligation Bonds, Series 2000, 5.250%, 10/01/19 - FSA
              Insured

       1,020 Caledonia Community Schools, Kent, Allegan and Barry          5/13 at 100.00        AA        1,121,000
              Counties, Michigan, General Obligation Bonds, Series 2003,
              5.250%, 5/01/22

             Caledonia Community Schools, Kent, Allegan and Barry
             Counties, Michigan, General Obligation Bonds, Series 2005:
       1,000  5.000%, 5/01/25 - MBIA Insured                               5/15 at 100.00       AAA        1,074,810
       1,135  5.000%, 5/01/26 - MBIA Insured                               5/15 at 100.00       AAA        1,217,038

       1,195 Carman-Ainsworth Community School District, Genesee County,   5/12 at 100.00       AAA        1,334,827
              Michigan, General Obligation Bonds, Series 2002, 5.500%,
              5/01/19 - FGIC Insured

       1,850 Chippewa Valley Schools, Macomb County, Michigan, General     5/15 at 100.00       AAA        1,994,652
              Obligation Bonds, Series 2005, 5.000%, 5/01/24 - MBIA
              Insured
       1,800 Coopersville Area Public Schools, Ottawa and Muskegon         5/09 at 100.00       AAA        1,881,864
              Counties, Michigan, Unlimited Tax General Obligation
              School Building and Site Bonds, Series 1999, 5.000%,
              5/01/29 - MBIA Insured

       6,085 Detroit, Michigan, General Obligation Bonds, Series           4/14 at 100.00       AAA        6,700,680
              2004A-1, 5.250%, 4/01/20 - AMBAC Insured

       1,000 Detroit City School District, Wayne County, Michigan,         5/13 at 100.00       AAA        1,110,390
              General Obligation Bonds, Series 2002A, 5.375%, 5/01/24 -
              FGIC Insured

             Detroit City School District, Wayne County, Michigan,
             Unlimited Tax School Building and Site Improvement Bonds,
             Series 2001A:
       2,000  5.500%, 5/01/21 - FSA Insured                                5/12 at 100.00       AAA        2,210,160
         250  5.125%, 5/01/31 - FSA Insured                                5/12 at 100.00       AAA          263,595

       1,245 Edwardsburg Public School, Cass County, Michigan, General     5/14 at 100.00       AAA        1,334,179
              Obligation Bonds, Series 2004, 5.000%, 5/01/24 - FSA
              Insured
       1,125 Ferndale Public School District, Oakland County, Michigan,      No Opt. Call       AAA        1,208,205
              General Obligation Bonds, Series 2004, 5.000%, 5/01/23 -
              FGIC Insured
             Fitzgerald Public School District, Macomb County, Michigan,
             General Obligation Bonds, Series 2004B:
       2,125  5.000%, 5/01/18 - AMBAC Insured                             11/14 at 100.00       AAA        2,326,089
       1,125  5.000%, 5/01/19 - AMBAC Insured                             11/14 at 100.00       AAA        1,225,879

       2,000 Garden City School District, Wayne County, Michigan,          5/11 at 100.00        AA        2,087,780
              General Obligation Refunding Bonds, Series 2001, 5.000%,
              5/01/26

----
34

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  4,350 Hartland Consolidated School District, Livingston County,     5/11 at 100.00        AA $      4,558,496
              Michigan, General Obligation Refunding Bonds, Series 2001,
              5.125%, 5/01/29

       1,000 Hastings Area School System, Barry County, Michigan,          5/11 at 100.00       AAA        1,045,490
              Unlimited Tax General Obligation, Building and Site Bonds,
              Series 2001, 5.000%, 5/01/26 - MBIA Insured

       2,000 Howell Public Schools, Livingston County, Michigan, General  11/13 at 100.00        AA        2,150,540
              Obligation Bonds, Series 2003, 5.000%, 5/01/24

       1,000 Jackson Public Schools, Jackson County, Michigan, General     5/14 at 100.00       AAA        1,075,510
              Obligation School Building and Site Bonds, Series 2004,
              5.000%, 5/01/22 - FSA Insured

       1,030 Kent County, Michigan, General Obligation Bonds, Series      12/14 at 100.00       AAA        1,117,952
              2004A, 5.000%, 12/01/22

       1,300 Lansing Community College, Michigan, General Obligation       5/13 at 100.00       AAA        1,410,383
              Bonds, Series 2003, 5.000%, 5/01/20 - MBIA Insured

       1,000 Livonia Municipal Building Authority, Wayne County,           5/10 at 100.00       AAA        1,051,490
              Michigan, General Obligation Bonds, Series 2001, 5.000%,
              5/01/27 - FGIC Insured

       2,700 Livonia Public Schools, Wayne County, Michigan, Unlimited       No Opt. Call       AAA        2,467,368
              Tax General School Building and Site Bonds, Series
              1992-II, 0.000%, 5/01/08 - FGIC Insured

       2,000 Livonia Public Schools, Wayne County, Michigan, General       5/14 at 100.00       AAA        2,157,260
              Obligation Bonds, Series 2004A, 5.000%, 5/01/21 - MBIA
              Insured

       2,800 Michigan Municipal Bond Authority, Local Government Loan        No Opt. Call       AAA        2,549,512
              Program Revenue Bonds, Pontiac School District, Series
              1991C, 0.000%, 6/15/08 - FSA Insured

       3,250 Michigan, General Obligation Bonds, Environmental             5/13 at 100.00        AA        3,581,142
              Protection Program, Series 2003A, 5.250%, 5/01/21

       2,000 Muskegon Public Schools, Muskegon County, Michigan, General   5/14 at 100.00       AAA        2,165,080
              Obligation Bonds, Series 2004, 5.000%, 5/01/20 - FSA
              Insured

       1,130 Novi, Michigan, General Obligation Bonds, Series 2002,       10/13 at 100.00       AAA        1,265,747
              5.250%, 10/01/15 - FSA Insured

             Okemos Public School District, Ingham County, Michigan,
             General Obligation Refunding Bonds, Series 1993:
       1,000  0.000%, 5/01/17 - MBIA Insured                                 No Opt. Call       AAA          608,670
       1,020  0.000%, 5/01/18 - MBIA Insured                                 No Opt. Call       AAA          590,254

       3,000 Southgate Community School District, Wayne County,            5/09 at 100.00       AAA        3,099,420
              Michigan, General Obligation Bonds, Series 1999, 5.000%,
              5/01/25 - FGIC Insured

       1,625 Walled Lake Consolidated School District, Oakland County,     5/14 at 100.00       AAA        1,786,899
              Michigan, General Obligation Bonds, Series 2004, 5.250%,
              5/01/22 - MBIA Insured

       1,170 Waverly Community Schools, Ingham County, Michigan, General   5/15 at 100.00       AAA        1,270,456
              Obligation Bonds, Series 2005, 5.000%, 5/01/21 - FSA
              Insured

       3,270 West Ottawa Public School District, Ottawa County,              No Opt. Call       AAA        1,990,351
              Michigan, General Obligation Refunding Bonds, Series 1992,
              0.000%, 5/01/17 - FGIC Insured

       5,175 Williamston Community School District, Michigan, Unlimited      No Opt. Call       AAA        6,142,673
              Tax General Obligation QSBLF Bonds, Series 1996, 5.500%,
              5/01/25 - MBIA Insured

             Zeeland Public Schools, Ottawa and Allegan Counties,
             Michigan, General Obligation Bonds, Series 2005:
       3,170  5.000%, 5/01/22 - FGIC Insured                               5/15 at 100.00       AAA        3,431,335
       3,350  5.000%, 5/01/25 - FGIC Insured                               5/15 at 100.00       AAA        3,600,613
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 15.3%

       1,655 Detroit, Michigan, Building Authority Revenue Bonds,          2/07 at 101.00         A        1,698,791
              District Court Madison Center, Series 1996A,
              6.150%, 2/01/11

      11,000 Detroit-Wayne County Stadium Authority, Michigan, Limited     2/07 at 102.00       AAA       11,531,960
              Tax General Obligation Building Authority Stadium Bonds,
              Series 1997, 5.250%, 2/01/27 - FGIC Insured

             Grand Rapids Downtown Development Authority, Michigan, Tax
             Increment Revenue Bonds, Series 1994:
       3,985  0.000%, 6/01/17 - MBIA Insured                                 No Opt. Call       AAA        2,419,971
       3,295  0.000%, 6/01/18 - MBIA Insured                                 No Opt. Call       AAA        1,902,467
       1,650  6.875%, 6/01/24 - MBIA Insured                               6/05 at 101.00       AAA        1,671,896

----
35

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $    250 Michigan Municipal Bond Authority, Wayne County, Local        6/05 at 100.00       AAA $        250,380
              Government Loan Program Revenue Bonds, Series 1991A,
              4.750%, 12/01/09 - FGIC Insured

       4,055 Michigan Municipal Bond Authority, Drinking Water Revolving  10/14 at 100.00       AAA        4,366,424
              Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24

             Michigan State Building Authority, Revenue Bonds,
             Facilities Program, Series 2001I:
       2,720  5.500%, 10/15/19                                            10/11 at 100.00       AA-        3,022,110
       5,000  5.000%, 10/15/24                                            10/11 at 100.00       AA-        5,324,850

       2,000 Michigan State Building Authority, Revenue Refunding Bonds,  10/13 at 100.00       AAA        2,162,740
              Facilities Program, Series 2003II, 5.000%, 10/15/22 - MBIA
              Insured

       1,500 Michigan, Certificates of Participation, Series 2000,         6/10 at 100.00       AAA        1,632,210
              5.500%, 6/01/20 - AMBAC Insured

       6,000 Michigan House of Representatives, Certificates of              No Opt. Call       AAA        2,630,940
              Participation, Series 1998, 0.000%, 8/15/23 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Transportation - 1.2%

       3,000 Wayne County, Michigan, Airport Revenue Bonds, Detroit       12/08 at 101.00       AAA        3,146,760
              Metropolitan Airport, Series 1998B, 5.000%, 12/01/28 -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 17.4%

         185 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA          196,448
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       2,500 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,    1/10 at 101.00       AAA        2,818,800
              Series 1999A, 5.875%, 7/01/27 (Pre-refunded to 1/01/10) -
              FGIC Insured

       6,500 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,    1/10 at 101.00       AAA        8,088,730
              Residual Option Long Series II-R-103, 8.430%, 7/01/20
              (Pre-refunded to 1/01/10) (IF)

       2,000 Detroit, Michigan, Senior Lien Water Supply System Revenue    1/10 at 101.00       AAA        2,244,420
              Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded to
              1/01/10) - FGIC Insured

       1,000 Frankenmuth School District, Saginaw and Tuscola Counties,    5/10 at 100.00       AAA        1,114,400
              Michigan, Unlimited Tax General Obligation School Building
              and Site Bonds, Series 2000, 5.625%, 5/01/16 (Pre-refunded to 5/01/10) - FGIC Insured

       2,000 Jonesville Community Schools, Hillsdale and Jackson           5/09 at 100.00       AAA        2,200,820
              Counties, Michigan, Unlimited Tax General Obligation
              Building and Site Bonds, Series 1999, 5.750%, 5/01/29
              (Pre-refunded to 5/01/09) - FGIC Insured

       3,750 Kent Hospital Finance Authority, Michigan, Revenue Bonds,     6/05 at 100.00     AA***        4,015,538
              Spectrum Health, Series 2001A, 5.500%, 1/15/31
              (Pre-refunded to 6/02/05)

       2,000 Macomb Township Building Authority, Macomb County,            4/08 at 101.00       AAA        2,184,960
              Michigan, General Obligation Bonds, Series 2000, 6.000%,
              4/01/27 (Pre-refunded to 4/01/08) - FGIC Insured

       1,220 Michigan, Certificates of Participation, New Center           9/11 at 100.00       AAA        1,362,435
              Development Inc., Series 2001, 5.375%,
              9/01/21 (Pre-refunded to 9/01/11) - MBIA Insured

       5,000 Michigan State Hospital Finance Authority, Hospital Revenue  11/09 at 101.00       AAA        5,668,450
              Bonds, Ascension Health Credit Group, Series 1999A,
              6.125%, 11/15/26 (Pre-refunded to 11/15/09)

             Michigan State Hospital Finance Authority, Hospital Revenue
             Bonds, Presbyterian Villages of Michigan Obligated Group,
             Series 1997:
         600  6.375%, 1/01/15 (Pre-refunded to 1/01/07)                    1/07 at 102.00    N/R***          642,078
         500  6.375%, 1/01/25 (Pre-refunded to 1/01/07)                    1/07 at 102.00    N/R***          535,065

          75 Michigan South Central Power Agency, Power Supply System        No Opt. Call     A3***           85,912
              Revenue Bonds, Series 2000, 6.000%, 5/01/12

       2,000 Michigan State Trunk Line, Fund Bonds, Series 2001A,         11/11 at 100.00       AAA        2,200,580
              5.000%, 11/01/25 (Pre-refunded to 11/01/11) - FSA Insured

       1,500 Portage Lake Water and Sewerage Authority, Houghton County,  10/05 at 102.00       AAA        1,546,785
              Michigan, Limited Tax General Obligation Refunding Bonds,
              Series 1995, 6.200%, 10/01/20 (Pre-refunded to 10/01/05) -
              AMBAC Insured

       1,215 Potterville Public Schools, Easton County, Michigan,          5/09 at 100.00       AAA        1,336,998
              Unlimited Tax School Building and Site Bonds, Series 1999,
              5.750%, 5/01/20 (Pre-refunded to 5/01/09) - FSA Insured

----
36

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

    $  1,235 Rochester Community School District, Oakland and Macomb       5/10 at 100.00       AAA $      1,383,274
              Counties, Michigan, General Obligation Bonds, Series
              2000I, 5.750%, 5/01/19 (Pre-refunded to 5/01/10) - FGIC
              Insured

       1,085 Romulus Tax Increment Finance Authority, Wayne County,       11/06 at 100.00    N/R***        1,136,896
              Michigan, Limited Obligation Development Revenue Bonds,
              Series 1994, 6.750%, 11/01/19 (Pre-refunded to 11/01/06)

       2,500 Taylor Building Authority, Wayne, Michigan, Limited Tax       3/10 at 100.00       AAA        2,723,950
              General Obligation Bonds, Series 2000, 5.125%, 3/01/17
              (Pre-refunded to 3/01/10) - AMBAC Insured

       7,000 Vicksburg Community Schools, Kalamazoo and St. Joseph          5/06 at 37.24       AAA        2,539,740
              Counties, Michigan, General Obligation Bonds, Series 1991,
              0.000%, 5/01/20 (Pre-refunded to 5/01/06) - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Utilities - 4.2%

       1,000 Lansing Board of Water and Light, Michigan, Steam and         7/13 at 100.00       AAA        1,083,320
              Electric Utility System Revenue Bonds, Series 2003A,
              5.000%, 7/01/21 - FSA Insured

       1,000 Michigan Public Power Agency, Revenue Bonds, Combustion       1/12 at 100.00       AAA        1,079,490
              Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 - AMBAC
              Insured

         925 Michigan South Central Power Agency, Power Supply System        No Opt. Call        A3        1,024,299
              Revenue Bonds, Series 2000, 6.000%, 5/01/12

       3,300 Michigan Strategic Fund, Collateralized Limited Obligation    9/11 at 100.00        A3        3,502,483
              Pollution Control Revenue Refunding Bonds, Fixed Rate
              Conversion, Detroit Edison Company, Series 1999C, 5.650%,
              9/01/29 (Alternative Minimum Tax)

       1,000 Monroe County Economic Development Corporation, Michigan,       No Opt. Call       AAA        1,341,970
              Collateralized Limited Obligation Revenue Refunding Bonds,
              Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 -
              FGIC Insured

       4,000 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call       AAA        2,508,240
              Refunding Bonds, Series 1989O, 0.000%, 7/01/17 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.4%

       4,455 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,      No Opt. Call       AAA        2,430,203
              Series 1999A, 0.000%, 7/01/19 - FGIC Insured

       3,000 Detroit, Michigan, Senior Lien Sewerage Disposal System       7/11 at 100.00       AAA        3,189,030
              Revenue Bonds, Series 2001A, 5.125%, 7/01/31 - FGIC Insured

             Detroit, Michigan, Senior Lien Water Supply System Revenue
             Bonds, Series 2001A:
       2,500  5.000%, 7/01/30 - FGIC Insured                               7/11 at 100.00       AAA        2,602,900
       3,000  5.500%, 7/01/33 - FGIC Insured                               7/11 at 101.00       AAA        3,305,310

       5,000 Detroit, Michigan, Senior Lien Water Supply System Revenue    7/13 at 100.00       AAA        5,355,850
              Bonds, Series 2003A, 5.000%, 7/01/25 - MBIA Insured

       1,625 Lansing, Michigan, Sewerage Disposal System Revenue Bonds,    5/14 at 100.00       AAA        1,752,774
              Series 2003, 5.000%, 5/01/21 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
    $253,570 Total Long-Term Investments (cost $229,991,818) - 98.8%                                     249,246,508
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.2%                                                          3,053,970
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    252,300,478
             -------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
37

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.8%

    $  3,225 St. Louis Industrial Development Authority, Missouri,           No Opt. Call       AAA $     2,138,530
              Senior Lien Revenue Bonds, St. Louis Convention Center
              Headquarters Hotel, Series 2000A, 0.000%, 7/15/15 - AMBAC
              Insured
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.6%

       3,000 Cape Girardeau County Industrial Development Authority,       5/08 at 101.00       AA-       3,097,080
              Missouri, Solid Waste Disposal Revenue Bonds, Procter &
              Gamble Products Company Project, Series 1998, 5.300%,
              5/15/28 (Alternative Minimum Tax)

       8,100 Missouri Development Finance Board, Solid Waste Disposal        No Opt. Call       AA-       9,055,638
              Revenue Bonds, Procter and Gamble Inc., Series 1999,
              5.200%, 3/15/29 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.4%

             Curators of the University of Missouri, System Facilities
             Revenue Bonds, Series 2003A:
       1,000  5.000%, 11/01/21                                            11/13 at 100.00        AA       1,087,000
       1,200  5.000%, 11/01/31                                            11/13 at 100.00        AA       1,269,612

       1,000 Kansas City Metropolitan Community Colleges Building          7/11 at 100.00       Aaa       1,108,410
              Corporation, Missouri, Leasehold Revenue Bonds, Junior
              College District of Metropolitan Kansas City, Series 2001,
              5.500%, 7/01/18 - FGIC Insured

       4,190 Missouri Higher Education Loan Authority, Subordinate Lien    8/05 at 101.00        A2       4,325,337
              Student Loan Revenue Bonds, Series 1994F, 6.750%, 2/15/09
              (Alternative Minimum Tax)

       1,000 Missouri Health and Educational Facilities Authority,           No Opt. Call       AAA       1,168,320
              Revenue Bonds, Washington University, Series 2001A,
              5.500%, 6/15/16

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Maryville University of St. Louis, Series
             1997:
       1,000  5.625%, 6/15/13                                              6/07 at 101.00      Baa2       1,038,780
       1,750  5.750%, 6/15/17                                              6/07 at 101.00      Baa2       1,811,915

       1,100 Missouri Health and Educational Facilities Authority,        10/08 at 100.00       N/R       1,106,424
              Revenue Bonds, Barstow School, Series 1998, 5.250%,
              10/01/23

       1,000 Missouri Health and Educational Facilities Authority,         1/10 at 100.00        AA       1,083,920
              Revenue Bonds, Central Institute for the Deaf, Series
              1999, 5.850%, 1/01/22 - RAAI Insured

         900 Missouri Health and Educational Facilities Authority,         6/08 at 102.00        A1         960,975
              Revenue Bonds, Stephens College, Series 1999, 6.000%,
              6/01/24

       1,100 Missouri Health and Educational Facilities Authority,         6/10 at 100.00      Baa2       1,184,524
              Revenue Bonds, Maryville University of St. Louis, Series
              2000, 6.750%, 6/15/30

       1,360 Missouri Health and Educational Facilities Authority,         4/11 at 100.00       Aaa       1,502,705
              Revenue Bonds, Webster University, Series 2001, 5.500%,
              4/01/18 - MBIA Insured

             St. Louis County Industrial Development Authority,
             Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
             Series 1992:
         650  7.625%, 12/01/09 (Alternative Minimum Tax)                   6/05 at 100.00       N/R         653,504
       1,000  7.750%, 12/01/13 (Alternative Minimum Tax)                   6/05 at 100.00       N/R       1,018,900
         500  7.875%, 12/01/24 (Alternative Minimum Tax)                   6/05 at 100.00       N/R         510,700

       2,060 Southeast Missouri State University, System Facilities        4/11 at 100.00       Aaa       2,153,586
              Revenue Refunding and Improvement Bonds, Series 2001,
              5.000%, 4/01/26 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 9.6%

       1,250 Joplin Industrial Development Authority, Missouri, Health     2/15 at 102.00      BBB+       1,315,425
              Facilities Revenue Bonds, Freeman Health System, Series
              2004, 5.500%, 2/15/29

       1,000 Missouri Health and Educational Facilities Authority,         6/11 at 101.00       AAA       1,065,440
              Revenue Bonds, St. Luke's Health System, Series 2001,
              5.250%, 12/01/26 - FSA Insured

       1,000 Missouri Health and Educational Facilities Authority,         5/13 at 100.00        AA       1,059,910
              Revenue Bonds, BJC Health System, Series 2003, 5.125%,
              5/15/25

       2,750 Missouri Health and Educational Facilities Authority,         2/14 at 100.00      BBB+       2,935,708
              Revenue Bonds, Lake Regional Health System, Series 2003,
              5.700%, 2/15/34

       1,000 Missouri Health and Educational Facilities Authority,         5/15 at 100.00        AA       1,066,200
              Revenue Bonds, BJC Health System, Series 2005A, 5.000%,
              5/15/22

----
38

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Freeman Health System, Series 1998:
    $  1,500  5.250%, 2/15/18                                              2/08 at 102.00      BBB+ $     1,542,900
       1,300  5.250%, 2/15/28                                              2/08 at 102.00      BBB+       1,316,913

         500 Missouri Health and Educational Facilities Authority,        11/06 at 100.00      BBB+         503,535
              Revenue Bonds, Capital Region Medical Center, Series 1998,
              5.250%, 11/01/23

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, St. Anthony's Medical Center, Series 2000:
       1,220  6.250%, 12/01/12                                            12/10 at 101.00         A       1,373,269
       2,000  6.250%, 12/01/30                                            12/10 at 101.00         A       2,165,820

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
       2,650  0.000%, 9/01/17 - MBIA Insured                                 No Opt. Call       AAA       1,586,900
       4,740  0.000%, 9/01/21 - MBIA Insured                                 No Opt. Call       AAA       2,318,334
       6,300  0.000%, 9/01/22 - MBIA Insured                                 No Opt. Call       AAA       2,923,830

       1,000 New Liberty Hospital District, Missouri, Revenue Bonds,      12/11 at 100.00       AAA       1,054,110
              Series 2001, 5.000%, 12/01/21 - AMBAC Insured

       2,880 Taney County Industrial Development Authority, Missouri,      5/08 at 101.00       BBB       2,931,322
              Hospital Revenue Bonds, Skaggs Community Hospital
              Association, Series 1998, 5.400%, 5/15/28
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 8.2%

             Clay County Industrial Development Authority, Missouri,
             GNMA Multifamily Housing Revenue Bonds, Oak Creek
             Apartments, Series 2002:
       1,320  6.125%, 7/20/25 (Alternative Minimum Tax)                    7/13 at 105.00       AAA       1,423,963
       2,530  6.300%, 1/20/38 (Alternative Minimum Tax)                    7/13 at 103.00       AAA       2,726,708

          70 Missouri Housing Development Commission, FHA-Insured          7/05 at 100.00       Aaa          70,085
              Mortgage Loan Housing Development Refunding Bonds, Series
              1992, 6.600%, 7/01/24 (Pre-refunded to 7/01/05)

         885 Missouri Housing Development Commission, Multifamily         12/05 at 103.00       N/R         910,258
              Housing Revenue Bonds, Primm Place Apartments, Series
              1995A, 6.250%, 12/01/17 (Alternative Minimum Tax)

       2,545 Missouri Housing Development Commission, Multifamily          4/08 at 102.00       N/R       2,502,804
              Housing Revenue Bonds, Mansion Apartments II, Series 1999,
              6.125%, 4/01/22 (Alternative Minimum Tax)

             Missouri Housing Development Commission, GNMA
             Collateralized Multifamily Housing Revenue Bonds, JB Hughes
             Apartments I and II, Series 2002G:
         271  6.200%, 5/20/19                                              5/12 at 105.00       Aaa         292,832
         975  6.300%, 5/20/37                                              5/12 at 105.00       Aaa       1,046,965

       1,805 St. Louis County Industrial Development Authority,            1/09 at 105.00       AAA       1,866,280
              Missouri, GNMA Collateralized Subordinate Lien Housing
              Revenue Refunding Bonds, Southfield and Oak Forest II
              Apartments, Series 2002A, 5.200%, 1/20/36

       9,105 St. Louis County Industrial Development Authority,            8/06 at 105.00       AAA       9,684,989
              Missouri, GNMA Mortgage-Backed Multifamily Housing Revenue
              Bonds, Covington Manor Apartments, Series 1996A, 6.875%,
              8/20/36 (Alternative Minimum Tax)

         925 Universal City Industrial Development Authority, Missouri,    8/07 at 102.00       Aaa         962,833
              GNMA Collateralized Revenue Refunding Bonds, River Valley
              Apartments, Series 1997A, 5.900%, 2/20/37
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.2%

         240 Missouri Housing Development Commission, GNMA/FNMA Single     1/07 at 102.00       AAA         241,606
              Family Mortgage Revenue Bonds, Homeownership Loan Program,
              Series 1996D, 6.125%, 3/01/28 (Alternative Minimum Tax)

          85 Missouri Housing Development Commission, GNMA/FNMA Single     3/07 at 105.00       AAA          85,624
              Family Mortgage Revenue Bonds, Homeownership Loan Program,
              Series 1997A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)

         230 Missouri Housing Development Commission, Single Family        3/06 at 105.00       AAA         231,688
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1995C, 7.250%, 9/01/26 (Alternative Minimum Tax)

             Missouri Housing Development Commission, GNMA Single Family
             Remarketed Mortgage Revenue Bonds, Homeownership Loan
             Program, Series 1995B:
         420  6.375%, 9/01/20 (Alternative Minimum Tax)                    9/06 at 102.00       AAA         422,549
         340  6.450%, 9/01/27 (Alternative Minimum Tax)                    9/06 at 102.00       AAA         342,128

----
39

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

    $    235 Missouri Housing Development Commission, Single Family        9/06 at 105.00       AAA $       237,247
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1996B, 7.550%, 9/01/27 (Alternative Minimum Tax)

         185 Missouri Housing Development Commission, Single Family        3/08 at 105.00       AAA         186,289
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1998B-2, 6.400%, 3/01/29 (Alternative Minimum Tax)

         520 Missouri Housing Development Commission, Single Family        9/09 at 100.00       AAA         539,386
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2000A-1, 6.300%, 9/01/25 (Alternative Minimum Tax)

         300 Missouri Housing Development Commission, Single Family        3/10 at 100.00       AAA         317,403
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2000B-1, 6.200%, 9/01/25 (Alternative Minimum Tax)

       3,000 Missouri Housing Development Commission, Single Family        9/14 at 100.00       AAA       3,256,980
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 10.5%

       1,000 Cole County Industrial Development Authority, Missouri,       2/14 at 100.00       N/R       1,055,760
              Revenue Bonds, Lutheran Senior Services - Heisinger
              Project, Series 2004, 5.500%, 2/01/35

       4,250 Kansas City Industrial Development Authority, Missouri,      11/08 at 102.00       N/R       3,965,972
              Retirement Center Revenue Refunding and Improvement Bonds,
              Kingswood Project, Series 1998A, 5.875%, 11/15/29

       1,000 Lees Summit Industrial Development Authority, Missouri,       8/05 at 102.00       N/R       1,024,780
              Health Facilities Revenue Bonds, John Knox Village, Series
              1995, 6.625%, 8/15/13

       5,000 Lees Summit Industrial Development Authority, Missouri,       8/09 at 101.00       N/R       5,357,100
              Health Facilities Revenue Bonds, John Knox Village, Series
              1999, 6.000%, 8/15/17

       1,500 Lees Summit Industrial Development Authority, Missouri,       8/12 at 101.00       N/R       1,615,410
              Health Facilities Revenue Bonds, John Knox Village, Series
              2002, 5.700%, 8/15/22

       1,285 Missouri Development Finance Board, Healthcare Facilities    11/11 at 100.00        A2       1,360,982
              Revenue Bonds, Lutheran Home for the Aged, Series 2001A,
              5.600%, 11/01/21

       3,750 Missouri Health and Educational Facilities Authority,         2/06 at 102.00       N/R       3,870,075
              Revenue Bonds, Lutheran Senior Services, Series 1996A,
              6.375%, 2/01/27

       3,500 Missouri Health and Educational Facilities Authority,         2/07 at 102.00       N/R       3,648,960
              Revenue Bonds, Lutheran Senior Services, Series 1997,
              5.875%, 2/01/23

       1,800 St. Louis County Industrial Development Authority,            9/06 at 102.00       N/R       1,868,364
              Missouri, Revenue Refunding Bonds, Friendship Village of
              West County, Series 1996A, 6.250%, 9/01/10

       2,425 St. Louis County Industrial Development Authority,            8/05 at 104.00       AAA       2,532,767
              Missouri, GNMA Collateralized Healthcare Facilities
              Revenue Bonds, Mother of Perpetual Help Residence Inc.,
              Series 1995, 6.250%, 8/01/28

       1,200 St. Louis County Industrial Development Authority,            3/10 at 102.00       AAA       1,280,532
              Missouri, GNMA Collateralized Healthcare Facilities
              Revenue Bonds, Mary, Queen and Mother Association, Series
              2001, 5.400%, 9/20/34
-------------------------------------------------------------------------------------------------------------------
             Materials - 0.4%

       1,000 Sugar Creek, Missouri, Industrial Development Revenue         6/13 at 101.00       BBB       1,040,770
              Bonds, Lafarge North America Inc., Series 2003A, 5.650%,
              6/01/37 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 14.4%

       1,500 Branson Reorganized School District R-4, Taney County,        3/15 at 100.00       AAA       1,610,625
              Missouri, General Obligation Bonds, Series 2005, 5.000%,
              3/01/25 (WI, settling 6/01/05) - FSA Insured

       1,465 Camdenton Reorganized School District R3, Camden County,      3/12 at 100.00       AAA       1,603,120
              Missouri, General Obligation Bonds, Series 2004, 5.250%,
              3/01/24 - FSA Insured

       1,500 Camdenton Reorganized School District R3, Camden County,        No Opt. Call       AAA       1,660,920
              Missouri, General Obligation Bonds, Series 2005, 5.250%,
              3/01/24 - FSA Insured

       2,000 Cass County Reorganized School District R-II, Raymore and     3/12 at 100.00       AAA       2,176,080
              Peculiar, Missouri, General Obligation Bonds, Series 2002,
              5.250%, 3/01/20 - FSA Insured

         540 Clay County Public School District 53, Liberty, Missouri,     3/12 at 100.00       AA+         584,609
              General Obligation Bonds, Series 2001C, 5.200%, 3/01/21

       1,280 Clay County Public School District 53, Liberty, Missouri,     3/12 at 100.00       AAA       1,358,093
              General Obligation Bonds, Series 2002B, 5.000%, 3/01/22 -
              FSA Insured

----
40

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,000 Greene County Reorganized School District R8, Missouri,       3/12 at 100.00       AAA $     1,088,040
              General Obligation Bonds, Series 2002, 5.250%, 3/01/20 -
              FSA Insured

       2,500 Hickman Mills C-1 School District, Jackson County,            3/13 at 100.00       AAA       2,710,975
              Missouri, General Obligation Bonds, Series 2003, 5.000%,
              3/01/21 - FSA Insured

       1,000 Jackson County School District R-7, Lees Summit, Missouri,    3/12 at 100.00       AAA       1,099,610
              General Obligation Refunding and Improvement Bonds, Series
              2002, 5.250%, 3/01/18 - FSA Insured

       1,450 Jackson County Reorganized School District R-7, Lees          3/14 at 100.00       Aaa       1,562,186
              Summit, Missouri, General Obligation Bonds, Series 2004,
              5.000%, 3/01/21 - MBIA Insured

       1,000 Jefferson City School District, Missouri, General               No Opt. Call       Aa2       1,138,270
              Obligation Bonds, Series 1991A, 6.700%, 3/01/11

       3,000 Kansas City, Missouri, General Obligation Bonds, Series       2/14 at 100.00        AA       3,223,410
              2004F, 5.000%, 2/01/24

       1,000 Pevely, Missouri, General Obligation Bonds, Series 2004,      3/13 at 100.00        AA       1,064,360
              5.250%, 3/01/24 - RAAI Insured

       2,275 Platte County Reorganized School District R3, Missouri,       3/14 at 100.00       AAA       2,465,031
              General Obligation Bonds, Series 2004, 5.000%, 3/01/20 -
              MBIA Insured

         750 Polk County R-1 School District, Bolivar, Missouri, General   3/10 at 100.00       AA+         824,340
              Obligation Bonds, Missouri Direct Deposit Program, Series
              2000, 5.700%, 3/01/20

       1,345 St. Louis County Pattonville School District R3, Missouri,      No Opt. Call       AAA       1,644,276
              General Obligation Bonds, Series 2000, 6.500%, 3/01/14 -
              FGIC Insured

       1,900 St. Louis County Pattonville School District R3, Missouri,    3/14 at 100.00       AAA       2,102,597
              General Obligation Bonds, Series 2004, 5.250%, 3/01/20 -
              FSA Insured

       1,605 St. Louis Board of Education, Missouri, General Obligation    4/13 at 100.00       AAA       1,742,276
              Refunding Bonds, Series 2003A, 5.000%, 4/01/20 - FSA
              Insured

             Springfield School District R12, Missouri, General
             Obligation Bonds, Series 2003:
       2,875  5.125%, 3/01/20 - FGIC Insured                               3/13 at 100.00       AAA       3,142,605
       3,000  5.000%, 3/01/22 - FGIC Insured                               3/13 at 100.00       AAA       3,245,400
       1,500  5.000%, 3/01/23 - FGIC Insured                               3/13 at 100.00       AAA       1,619,775
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.0%

         830 Brentwood, Missouri, Tax Increment Refunding Bonds,           4/09 at 100.00        AA         853,149
              Promenade Project, Series 2002, 4.700%, 4/01/19 - RAAI
              Insured

       1,875 Christian County Public Building Corporation, Missouri,       6/10 at 100.00        AA       2,032,875
              Leasehold Revenue Bonds, Justice Center Project, Series
              2000, 5.450%, 6/01/15 - RAAI Insured

       1,035 Dunklin County, Missouri, Certificates of Participation,     12/14 at 100.00       AAA       1,125,945
              Series 2004, 5.000%, 12/01/19 - FGIC Insured

       2,750 Fenton, Missouri, Tax Increment Refunding and Improvement    10/12 at 100.00       N/R       2,843,115
              Revenue Bonds, Gravois Bluffs Redevelopment Project,
              Series 2002, 6.125%, 10/01/21

       3,000 Harrisonville, Missouri, Lease Participation Certificates,   12/13 at 100.00       AAA       3,195,450
              Series 2003, 5.000%, 12/01/22 - XLCA Insured

       3,490 Howard Bend Levee District, St. Louis County, Missouri,       3/09 at 101.00       N/R       3,684,498
              Levee District Improvement Bonds, Series 1999, 5.850%,
              3/01/19

       1,200 Kansas City Land Clearance Redevelopment Authority,          12/05 at 102.00       AAA       1,240,944
              Missouri, Lease Revenue Bonds, Municipal Auditorium and
              Muehlebach Hotel Redevelopment Projects, Series
              1995A, 5.900%, 12/01/18 - FSA Insured

             Mehlville School District R-9, St. Louis County, Missouri,
             Certificates of Participation, Capital Improvement
             Projects, Series 2002:
       1,275  5.500%, 9/01/17 - FSA Insured                                9/12 at 100.00       AAA       1,428,727
       1,000  5.500%, 9/01/18 - FSA Insured                                9/12 at 100.00       AAA       1,119,220

       3,885 Missouri Association of Rural Education, Pulaski County,      3/09 at 100.00       AAA       4,107,067
              Certificates of Participation, Waynesville School District
              R-6, Series 2004, 5.100%, 3/01/24 - MBIA Insured

       1,500 Missouri Development Finance Board, Kansas City,              4/10 at 100.00       AAA       1,655,820
              Infrastructure Facilities Revenue Bonds, Midtown
              Redevelopment Project, Series 2000A, 5.750%, 4/01/22 -
              MBIA Insured

       4,000 Missouri Development Finance Board, Independence,             4/11 at 100.00        A+       4,169,880
              Infrastructure Facilities Revenue Bonds, Santa Fe
              Redevelopment Project, Series 2001, 5.250%, 4/01/23

----
41

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,000 Missouri Development Finance Board, Infrastructure            3/10 at 100.00       N/R $     2,060,340
              Facilities Revenue Bonds, Riverside-Quindaro Bend Levee
              District L-385, Series 2001, 5.800%, 3/01/20

         450 Monarch-Chesterfield Levee District, St. Louis County,        3/10 at 101.00       AAA         501,404
              Missouri, Levee District Improvement Bonds, Series 1999,
              5.750%, 3/01/19 - MBIA Insured

       1,705 O'Fallon, Missouri, Certificates of Participation, Series     2/12 at 100.00       Aaa       1,872,994
              2002, 5.250%, 2/01/15 - MBIA Insured

         900 Puerto Rico, Highway Revenue Bonds, Highway and               7/16 at 100.00         A       1,006,020
              Transportation Authority, Series 1996Y, 5.500%, 7/01/36

       3,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call       BBB       3,429,450
              Government Facilities Revenue Bonds, Series 1993L, 5.500%,
              7/01/21

       1,170 Riverside, Missouri, Tax Increment Revenue Bonds, L-385       5/15 at 100.00       BBB       1,217,198
              Levee Project, Series 2004, 5.250%, 5/01/20

         600 St. Joseph Industrial Development Authority, Missouri, Tax   11/14 at 100.00       N/R         607,668
              Increment Bonds, Shoppes at North Village Project, Series
              2005A, 5.500%, 11/01/27

       1,240 St. Louis Municipal Finance Corporation, Missouri,            2/12 at 100.00       Aaa       1,399,476
              Leasehold Revenue Bonds, Carnahan Courthouse, Series
              2002A, 5.750%, 2/15/17 - FGIC Insured

       1,750 St. Louis Regional Convention and Sports Complex Authority,   8/07 at 100.00       AAA       1,822,258
              Missouri, Lease Revenue Refunding Bonds, Series 1997C,
              5.300%, 8/15/20 - AMBAC Insured

       2,950 Springfield Public Building Corporation, Missouri, Lease      6/10 at 100.00       AAA       3,324,001
              Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
              6.125%, 6/01/21 - AMBAC Insured

       2,500 Springfield Public Building Corporation, Missouri, Lease      3/14 at 100.00       Aaa       2,666,725
              Revenue Bonds, Series 2004, 5.000%, 3/01/24 - AMBAC Insured

       1,945 Springfield Center City Development Corporation, Missouri,    6/12 at 100.00       Aaa       2,046,354
              Lease Revenue Bonds, Jordan Valley Park Exposition Center,
              Series 2002A, 5.000%, 6/01/27 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Transportation - 7.0%

       2,000 Kansas City, Missouri, Passenger Facility Charge Revenue      4/11 at 101.00       AAA       2,081,260
              Bonds, Kansas City International Airport, Series 2001,
              5.000%, 4/01/23 (Alternative Minimum Tax) - AMBAC Insured

       5,000 St. Louis, Missouri, Airport Revenue Bonds, Airport           7/11 at 100.00       AAA       5,230,350
              Development Program, Series 2001A, 5.000%, 7/01/26 - MBIA
              Insured

             St. Louis, Missouri, Airport Revenue Refunding Bonds,
             Series 2003A:
       3,450  5.250%, 7/01/16 - FSA Insured                                7/13 at 100.00       AAA       3,811,664
       1,000  5.250%, 7/01/18 - FSA Insured                                7/13 at 100.00       AAA       1,097,520

             St. Louis Land Clearance Redevelopment Authority, Missouri,
             Revenue Refunding and Improvement Bonds, LCRA Parking
             Facilities, Series 1999C:
       1,000  7.000%, 9/01/19                                              9/09 at 102.00       N/R       1,083,220
       2,400  7.050%, 9/01/24                                              9/09 at 102.00       N/R       2,582,328

       2,250 St. Louis, Missouri, Revenue Refunding Bonds, Parking        12/06 at 102.00       AAA       2,368,193
              Facility, Series 1996, 5.375%, 12/15/21 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 3.8%

       2,285 Branson Public Building Corporation, Missouri, Leasehold     11/06 at 101.00    N/R***       2,410,561
              Revenue Bonds, City Hall and Fire Station Improvement
              Projects, Series 1995, 6.250%, 11/01/12 (Pre-refunded to
              11/01/06)

       4,500 Cape Girardeau County, Missouri, Single Family Mortgage         No Opt. Call       Aaa       3,107,700
              Revenue Bonds, Series 1983, 0.000%, 12/01/14

       1,025 Excelsior Springs School District, Missouri, Leasehold          No Opt. Call       AAA         731,235
              Revenue Bonds, Series 1994, 0.000%, 3/01/14 - FSA Insured

         235 Greene County, Missouri, Single Family Mortgage Revenue         No Opt. Call       Aaa         151,751
              Bonds, Series 1984, 0.000%, 3/01/16

       1,895 Missouri Health and Educational Facilities Authority,           No Opt. Call       Aaa       2,356,679
              Revenue Bonds, BJC Health System, Series 1994A, 6.750%,
              5/15/14

         950 Texas County, Missouri, Hospital Revenue Bonds, Texas         6/10 at 100.00    N/R***       1,120,069
              County Memorial Hospital, Series 2000, 7.250%, 6/15/25
              (Pre-refunded to 6/15/10)

----
42

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Utilities - 5.1%

    $  2,710 Columbia, Missouri, Water and Electric Revenue Bonds,        10/12 at 100.00       AAA $     2,860,351
              Series 2002A, 5.000%, 10/01/26 - AMBAC Insured

       1,195 Nixa, Missouri, Electric System Revenue Bonds, Series 2005,   4/13 at 100.00       AAA       1,256,148
              5.000%, 4/01/25 - XLCA Insured

       1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00       AAA       1,077,410
              Series 2002II, 5.125%, 7/01/26 - FSA Insured

       2,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA       2,343,640
              Series 2003NN, 5.250%, 7/01/23 - MBIA Insured

       2,000 Sikeston, Missouri, Electric System Revenue Bonds, Series       No Opt. Call       AAA       2,233,300
              1992, 6.200%, 6/01/10 - MBIA Insured

       3,030 Sikeston, Missouri, Electric System Revenue Refunding           No Opt. Call       AAA       3,612,578
              Bonds, Series 1996, 6.000%, 6/01/14 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.4%

       1,825 Kansas City, Missouri, Sewerage System Revenue Bonds,         1/12 at 100.00        AA       1,995,418
              Series 2002D-1, 5.375%, 1/01/22

       3,385 Metropolitan St. Louis Sewerage District, Missouri, Revenue   5/14 at 100.00       AAA       3,672,353
              Bonds, Wastewater System, Series 2004A, 5.000%, 5/01/20 -
              MBIA Insured

       1,635 Missouri Environmental Improvement and Energy Resources       4/09 at 100.00        AA       1,764,819
              Authority, Water Facility Revenue Refunding Bonds,
              Tri-County Water Authority, Series 1999, 6.000%, 4/01/22 -
              RAAI Insured

       1,600 Missouri Development Finance Board, Independence,            11/14 at 100.00       AAA       1,717,328
              Infrastructure Facilities Revenue Bonds, Water System
              Improvement Projects, Series 2004, 5.000%, 11/01/24 -
              AMBAC Insured

       1,000 Missouri Environmental Improvement and Energy Resources       7/15 at 100.00       Aaa       1,081,850
              Authority, Water Pollution Control and Drinking Water
              Revenue Bonds, State Revolving Fund Program, Series 2005A,
              5.000%, 7/01/25

         435 Missouri Environmental Improvement and Energy Resources      10/05 at 100.00       Aaa         436,492
              Authority, Water Pollution Control Revenue Bonds, State
              Revolving Fund Program - Springfield Project, Series
              1990A, 7.000%, 10/01/10

         365 Missouri Environmental Improvement and Energy Resources       7/05 at 100.00       Aaa         366,121
              Authority, Water Pollution Control Revenue Bonds, State
              Revolving Fund Program - Multi-Participants, Series 1992A,
              6.550%, 7/01/14

         250 Missouri Environmental Improvement and Energy Resources       7/05 at 101.00       Aaa         252,763
              Authority, Water Pollution Control Revenue Bonds, State
              Revolving Fund Program - Multi-Participants, Series 1994B,
              7.200%, 7/01/16

             St. Charles County Public Water Supply District 2,
             Missouri, Certificates of Participation, Series 2002A:
         750  5.000%, 12/01/26 - MBIA Insured                             12/11 at 100.00       Aaa         787,523
       1,000  5.250%, 12/01/28 - MBIA Insured                             12/11 at 100.00       Aaa       1,074,480

       1,000 West Plains, Missouri, Sewerage System Revenue Bonds,         7/12 at 100.00       AAA       1,077,710
              Series 2004, 5.125%, 7/01/24 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
    $253,626 Total Long-Term Investments (cost $243,884,069) - 99.4%                                    260,225,555
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.6%                                                         1,657,908
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   261,883,463
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
43

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.2%

    $  6,885 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $      6,967,207
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.0%

       4,090 Cleveland State University, Ohio, General Receipts Bonds,     6/13 at 100.00       AAA        4,409,470
              Series 2003A, 5.000%, 6/01/23 - FGIC Insured

       1,200 Ohio Higher Educational Facilities Commission, Revenue        9/06 at 101.00       Ba1        1,229,172
              Bonds, University of Findlay, Series 1996, 6.125%, 9/01/16

       5,000 Ohio Higher Educational Facilities Commission, Revenue        5/07 at 102.00       AAA        5,287,650
              Bonds, Xavier University, Series 1997, 5.375%, 5/15/22 -
              MBIA Insured

       1,000 Ohio Higher Educational Facilities Commission, Revenue       12/10 at 101.00       AAA        1,100,160
              Bonds, University of Dayton, Series 2000, 5.500%, 12/01/30
              - AMBAC Insured

             Ohio Higher Educational Facilities Commission, Revenue
             Bonds, Wittenberg University, Series 2001:
       1,200  5.500%, 12/01/21                                            12/11 at 100.00      Baa1        1,288,284
       2,000  5.000%, 12/01/26                                            12/11 at 100.00      Baa1        2,057,520

       2,730 Ohio Higher Educational Facilities Commission, Revenue       11/14 at 100.00        AA        2,957,982
              Bonds, Denison University, Series 2004, 5.000%, 11/01/20

       1,315 Ohio Higher Educational Facilities Commission, Revenue       12/14 at 100.00       AAA        1,407,892
              Bonds, University of Dayton, Series 2004, 5.000%, 12/01/25
              - AMBAC Insured

         910 Ohio Higher Education Facilities Commission, Revenue Bonds,     No Opt. Call        AA        1,143,379
              Case Western Reserve University, Series 1990B, 6.500%,
              10/01/20

       3,000 Ohio Higher Education Facilities Commission, Revenue Bonds,  10/12 at 100.00        AA        3,327,630
              Case Western Reserve University, Series 2002B, 5.500%,
              10/01/22

       1,750 Ohio Higher Education Facilities Commission, General         10/13 at 100.00        AA        1,877,610
              Revenue Bonds, Oberlin College, Series 2003, 5.125%,
              10/01/24

             Ohio Higher Education Facilities Commission, Revenue Bonds,
             Wittenburg University, Series 2005:
       1,000  5.000%, 12/01/24                                            12/15 at 100.00      Baa1        1,032,170
       1,000  5.000%, 12/01/29                                            12/15 at 100.00      Baa1        1,020,480

             Ohio University at Athens, Subordinate Lien General
             Receipts Bonds, Series 2004:
       1,855  5.000%, 12/01/21 - MBIA Insured                              6/14 at 100.00       AAA        2,002,046
       1,900  5.000%, 12/01/23 - MBIA Insured                              6/14 at 100.00       AAA        2,041,683

       2,000 University of Cincinnati, Ohio, General Receipts Bonds,       6/11 at 101.00       AAA        2,181,480
              Series 2001A, 5.250%, 6/01/24 - FGIC Insured

       1,675 University of Cincinnati, Ohio, General Receipts Bonds,       6/14 at 100.00       AAA        1,810,424
              Series 2004A, 5.000%, 6/01/21 - AMBAC Insured

             University of Cincinnati, Ohio, General Receipts Bonds,
             Series 2004D:
       1,325  5.000%, 6/01/24 - AMBAC Insured                              6/14 at 100.00       AAA        1,420,705
       1,005  5.000%, 6/01/26 - AMBAC Insured                              6/14 at 100.00       AAA        1,072,898

       1,025 University of Cincinnati, Ohio, General Receipts Bonds,      12/14 at 100.00       AAA        1,109,983
              Series 2004E, 5.000%, 6/01/21 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.8%

       7,000 Akron, Bath and Copley Joint Township Hospital District,     11/09 at 101.00      Baa1        7,197,750
              Ohio, Hospital Facilities Revenue Bonds, Summa Health
              System, Series 1998A, 5.375%, 11/15/24

       1,065 Akron, Bath and Copley Joint Township Hospital District,     11/13 at 100.00       Aaa        1,155,717
              Ohio, Hospital Revenue Bonds, Children's Hospital Medical
              Center, Series 2003, 5.250%, 11/15/25 - FSA Insured

      11,900 Cuyahoga County, Ohio, Hospital Revenue and Improvement       2/09 at 101.00        A-       12,621,854
              Bonds, MetroHealth System, Series 1999, 6.125%, 2/15/24

       1,000 Cuyahoga County, Ohio, Hospital Revenue Refunding and         2/07 at 102.00       AAA        1,058,400
              Improvement Bonds, MetroHealth System, Series 1997,
              5.625%, 2/15/17 - MBIA Insured

       4,400 Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland     7/13 at 100.00       Aa3        4,910,796
              Clinic Health System, Series 2003A, 6.000%, 1/01/32

----
44

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  2,500 Erie County, Ohio, Hospital Facilities Revenue Bonds,         8/12 at 101.00         A $      2,647,900
              Firelands Regional Medical Center, Series 2002A, 5.625%,
              8/15/32

             Franklin County, Ohio, Hospital Revenue Refunding and
             Improvement Bonds, Children's Hospital Project, Series
             1996A:
       1,575  5.750%, 11/01/15                                            11/06 at 101.00       Aa2        1,628,928
       5,275  5.875%, 11/01/25                                            11/06 at 101.00       Aa2        5,440,002

             Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross
             Health System Corporation, Series 1996:
         965  5.800%, 6/01/16                                              6/06 at 102.00       AA-        1,005,704
       2,000  5.875%, 6/01/21                                              6/06 at 102.00       AA-        2,087,040

       5,690 Lorain County, Ohio, Hospital Facilities Revenue Refunding   11/05 at 102.00       AAA        5,852,108
              Bonds, EMH Regional Medical Center, Series 1995, 5.375%,
              11/01/21 - AMBAC Insured

       2,000 Marion County, Ohio, Hospital Revenue Refunding and           5/06 at 102.00      BBB+        2,087,560
              Improvement Bonds, The Community Hospital, Series 1996,
              6.375%, 5/15/11

       2,000 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+        2,078,480
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996A, 6.250%, 5/15/16

       4,205 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+        4,377,657
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.250%, 5/15/13

       4,000 Middleburg Heights, Ohio, Hospital Improvement Revenue        8/08 at 102.00       AAA        4,355,720
              Refunding Bonds, Southwest General Hospital, Series 1995,
              5.625%, 8/15/15 - FSA Insured

             Montgomery County, Ohio, Hospital Facilities Revenue
             Refunding and Improvement Bonds, Kettering Medical Center,
             Series 1996:
       1,500  5.625%, 4/01/16 - MBIA Insured                               4/06 at 102.00       AAA        1,560,030
       7,000  6.250%, 4/01/20 - MBIA Insured                                 No Opt. Call       AAA        8,726,480

       9,500 Montgomery County, Ohio, Hospital Facilities Revenue Bonds,   4/10 at 101.00        A2       10,589,270
              Kettering Medical Center, Series 1999, 6.750%, 4/01/22

       7,390 Montgomery County, Ohio, Revenue Bonds, Catholic Health       9/11 at 100.00        AA        8,016,672
              Initiatives, Series 2001, 5.375%, 9/01/21

       2,520 Montgomery County, Ohio, Revenue Bonds, Catholic Health         No Opt. Call        AA        2,637,432
              Initiatives, Series 2004A, 5.000%, 5/01/32

       1,250 Parma Community General Hospital Association, Ohio,          11/08 at 101.00        A-        1,305,738
              Hospital Revenue Refunding and Improvement Bonds, Series
              1998, 5.350%, 11/01/18

       2,000 Richland County, Ohio, Hospital Facilities Revenue           11/10 at 101.00        A-        2,201,880
              Improvement Bonds, MedCentral Health System Obligated
              Group, Series 2000B, 6.375%, 11/15/22

       1,200 Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,  10/11 at 101.00        AA        1,267,608
              Union Hospital Project, Series 2001, 5.250%, 10/01/31 -
              RAAI Insured
-----------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.2%

       1,090 Clark County, Ohio, Multifamily Housing Revenue Bonds,       11/08 at 103.00       N/R          876,502
              Church of God Retirement Home, Series 1998, 6.250%,
              11/01/30 (Alternative Minimum Tax)

      10,000 Franklin County, Ohio, GNMA Collateralized Mortgage Revenue  10/07 at 103.00       Aaa       10,391,000
              Bonds, Columbus Properties Project, Series 1997, 5.600%,
              4/20/39 (Alternative Minimum Tax)

       3,045 Franklin County, Ohio, GNMA Collateralized Multifamily        9/11 at 102.00       Aaa        3,188,206
              Housing Mortgage Revenue Bonds, Carriage House Apartments
              Project, Series 2002, 5.400%, 3/20/37

       2,705 Henry County, Ohio, GNMA Collateralized Healthcare Facility   8/09 at 102.00       AAA        2,961,840
              Revenue Bonds, Alpine Village Project, Series 1999,
              6.375%, 2/20/41

       6,315 Ohio Capital Corporation for Housing, FHA-Insured Section 8   2/09 at 102.00       Aa2        6,711,835
              Assisted Mortgage Loan Revenue Refunding Bonds, Series
              1999G, 5.950%, 2/01/23
-----------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.5%

         935 Ohio Housing Finance Agency, GNMA Mortgage-Backed             7/09 at 100.00       Aaa          940,479
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1999C, 5.750%, 9/01/30 (Alternative Minimum Tax)

       2,420 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00       Aaa        2,513,364
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1996B-3, 5.750%, 9/01/28 (Alternative Minimum Tax)

----
45

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

    $  2,655 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00       Aaa $      2,757,430
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1997C, 5.750%, 9/01/28 (Alternative Minimum Tax)

       2,795 Ohio Housing Finance Agency, GNMA Mortgage-Backed             3/08 at 101.50       AAA        2,888,381
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1998A-1, 5.300%, 9/01/19 (Alternative Minimum Tax)
              - FSA Insured

       5,165 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00       Aaa        5,302,182
              Securities Program Residential Mortgage Remarketed Revenue
              Bonds, Series 1997A-1, 6.150%, 3/01/29 (Alternative
              Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
             Industrials - 0.8%

       2,400 Cleveland-Cuyahoga County Port Authority, Ohio, Development   5/08 at 102.00       N/R        2,456,976
              Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18
              (Alternative Minimum Tax)

             Ohio, Economic Development Revenue Bonds, Enterprise Bond
             Fund Loan Pool, Series 2002-4:
         500  5.000%, 6/01/15 (Alternative Minimum Tax)                    6/12 at 102.00       AA-          519,725
         675  5.450%, 6/01/22 (Alternative Minimum Tax)                    6/12 at 102.00       AA-          714,244

       1,020 Ohio, Economic Development Revenue Bonds, Enterprise Bond       No Opt. Call       AA-        1,093,542
              Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22
              (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.5%

       3,120 Franklin County, Ohio, Healthcare Facilities Revenue Bonds,  11/05 at 102.00       Aa2        3,212,446
              Heinzerling Foundation, Series 1995, 6.200%, 11/01/20

       2,000 Franklin County, Ohio, Healthcare Facilities Revenue Bonds,   7/12 at 100.00        AA        2,103,500
              Presbyterian Retirement Services, Series 2002A, 5.125%,
              7/01/22 - RAAI Insured

         475 Franklin County, Ohio, FHA-Insured Hospital Revenue           8/05 at 100.00       N/R          476,083
              Refunding Mortgage Loan Bonds, Worthington Christian
              Village Nursing Home, Series 1992, 7.000%, 8/01/16

       1,250 Hamilton, Ohio, Healthcare Facilities Revenue Bonds, Twin    10/08 at 101.00       BBB        1,264,913
              Towers, Series 1998A, 5.125%, 10/01/23

       1,625 Napoleon, Ohio, FHA-Insured Healthcare Facilities Mortgage    3/06 at 101.00       Aa2        1,661,595
              Revenue Refunding Bonds, Lutheran Orphans and Old Folks
              Home Society, Series 1994, 6.875%, 8/01/23
-----------------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

       1,000 Toledo-Lucas County Port Authority, Ohio, Port Revenue        3/14 at 101.00        A+        1,022,370
              Bonds, Cargill Inc., Series 2004A, 4.800%, 3/01/22
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 24.0%

             Adams County Valley School District, Adams and Highland
             Counties, Ohio, Unlimited Tax School Improvement General
             Obligation Bonds, Series 1995:
       6,000  7.000%, 12/01/15 - MBIA Insured                                No Opt. Call       AAA        7,474,860
       9,500  5.250%, 12/01/21 - MBIA Insured                             12/05 at 102.00       AAA        9,783,765

         600 Anthony Wayne Local School District, Lucas, Wood and Fulton     No Opt. Call       AAA          433,272
              Counties, Ohio, School Facilities Construction and
              Improvement Bonds, Series 1995, 0.000%, 12/01/13 - FGIC
              Insured

         700 Buckeye Local School District, Medina County, Ohio, General  12/10 at 100.00       Aaa          768,026
              Obligation Bonds, Series 2000, 5.500%, 12/01/25 - FGIC
              Insured

       2,500 Buckeye Valley Local School District, Ohio, Unlimited Tax       No Opt. Call       AAA        3,009,925
              General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 -
              MBIA Insured

       2,295 Central Ohio Solid Waste Authority, General Obligation        6/14 at 100.00       AAA        2,523,100
              Bonds, Series 2004A, 5.000%, 12/01/15 - AMBAC Insured

             Chesapeake-Union Exempt Village School District, Ohio,
             General Obligation Bonds, Series 1986:
         125  8.500%, 12/01/05                                               No Opt. Call       N/R          128,271
         125  8.500%, 12/01/06                                               No Opt. Call       N/R          134,395
         125  8.500%, 12/01/07                                               No Opt. Call       N/R          140,194
         125  8.500%, 12/01/08                                               No Opt. Call       N/R          145,430
         130  8.500%, 12/01/09                                               No Opt. Call       N/R          156,098

             Cincinnati City School District, Hamilton County, Ohio,
             General Obligation Bonds, Series 2001:
       2,000  5.375%, 12/01/15 - MBIA Insured                             12/11 at 100.00       AAA        2,218,540
       6,745  5.375%, 12/01/16 - MBIA Insured                             12/11 at 100.00       AAA        7,482,026
       1,255  5.375%, 12/01/17 - MBIA Insured                             12/11 at 100.00       AAA        1,390,590

----
46

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  2,620 Cleveland Municipal School District, Cuyahoga County, Ohio,   6/14 at 100.00       AAA $      2,833,897
              General Obligation Bonds, Series 2004, 5.000%, 12/01/20 -
              FSA Insured

             Columbus, Franklin County, Ohio, General Obligation Bonds,
             Series 1985:
         590  9.375%, 4/15/06                                                No Opt. Call       AAA          622,415
         500  9.375%, 4/15/07                                                No Opt. Call       AAA          557,765

       1,000 Cuyahoga County, Ohio, Limited Tax General Obligation           No Opt. Call       AA+        1,130,900
              Various Purpose Refunding Bonds, Series 1993B, 5.250%,
              10/01/13

       1,345 Cuyahoga County, Ohio, Limited Tax General Obligation           No Opt. Call       AA+        1,589,360
              Bonds, Series 1993, 5.650%, 5/15/18

       2,675 Cuyahoga County, Ohio, General Obligation Bonds, Series      12/14 at 100.00       AA+        2,896,784
              2004, 5.000%, 12/01/22

             Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004:
       1,245  5.000%, 12/01/18 - MBIA Insured                              6/14 at 100.00       Aaa        1,359,465
       1,440  5.000%, 12/01/21 - MBIA Insured                              6/14 at 100.00       Aaa        1,556,424

       1,170 Dayton, Ohio, General Obligation Bonds, Series 2004,          6/14 at 100.00       AAA        1,314,226
              5.250%, 12/01/15 - AMBAC Insured

         750 Defiance, Ohio, Waterworks System Improvement Bonds, Series   6/05 at 102.00       AAA          767,085
              1994, 6.200%, 12/01/20 - MBIA Insured

             Delaware City School District, Delaware County, Ohio,
             Unlimited Tax General Obligation School Facilities
             Construction and Improvement Bonds, Series 1995:
       1,000  0.000%, 12/01/10 - FGIC Insured                                No Opt. Call       AAA          829,720
       1,000  0.000%, 12/01/11 - FGIC Insured                                No Opt. Call       AAA          793,360

       1,000 Evergreen Local School District, Ohio, Unlimited Tax         12/09 at 101.00       Aaa        1,102,030
              General Obligation School Improvement Bonds, Series 1999,
              5.625%, 12/01/24 - FGIC Insured

       1,005 Findlay, Ohio, General Obligation Bonds, Series 2004,         7/14 at 100.00       AAA        1,131,228
              5.250%, 7/01/15 - MBIA Insured

       4,040 Franklin County, Ohio, Limited Tax General Obligation        12/08 at 102.00       AAA        4,381,420
              Refunding Bonds, Series 1993, 5.375%, 12/01/20

       1,000 Garfield Heights City School District, Cuyahoga County,      12/11 at 100.00       Aaa        1,114,550
              Ohio, General Obligation School Improvement Bonds, Series
              2001, 5.500%, 12/15/18 - MBIA Insured

         420 Geauga County, Ohio, Limited Tax General Obligation, Sewer   12/05 at 102.00       Aa2          436,703
              District Improvement Bonds, Bainbridge Water Project,
              Series 1995, 6.850%, 12/01/10

       1,000 Grandview Heights City School District, Franklin County,     12/05 at 101.00        AA        1,025,790
              Ohio, Unlimited Tax General Obligation School Facilities
              Construction and Improvement Bonds, Series 1995, 6.100%,
              12/01/19

       3,000 Granville Exempt Village School District, Ohio, General      12/11 at 100.00       Aa2        3,293,100
              Obligation Bonds, Series 2001, 5.500%, 12/01/28

       3,810 Greater Cleveland Regional Transit Authority, Ohio, General  12/14 at 100.00       Aaa        4,186,085
              Obligation Bonds, Series 2004, 5.000%, 12/01/17 - MBIA
              Insured

       1,200 Heath City School District, Licking County, Ohio, Unlimited  12/10 at 100.00       Aaa        1,310,352
              Tax General Obligation School Improvement Bonds, Series
              2000A, 5.500%, 12/01/27 - FGIC Insured

       1,270 Kenston Local School District, Geauga County, Ohio, General   6/13 at 100.00       Aaa        1,370,927
              Obligation Bonds, Series 2003, 5.000%, 12/01/23 - MBIA
              Insured

       1,400 Kent City School District, Portage County, Ohio, General     12/14 at 100.00       AAA        1,523,018
              Obligation Library Improvement Bonds, Series 2004, 5.000%,
              12/01/20 - FGIC Insured

       1,070 Kettering, Ohio, Limited Tax General Obligation Bonds,        6/05 at 100.00       Aa3        1,073,371
              Series 1991, 6.650%, 12/01/12

         555 Lake County, Ohio, Limited Tax Sewer District Improvement       No Opt. Call       Aa2          650,854
              Bonds, Series 2000, 5.600%, 12/01/20

       1,440 Lakewood, Ohio, General Obligation Bonds, Series 1995B,      12/05 at 102.00       Aa3        1,488,355
              5.750%, 12/01/15

       3,385 Lakota Local School District, Butler County, Ohio,            6/11 at 100.00       Aaa        3,572,868
              Unlimited Tax General Obligation School Improvement and
              Refunding Bonds, Series 2001, 5.125%, 12/01/26 - FGIC
              Insured

             Logan County, Ohio, General Obligation Bonds, Series 1986:
         155  7.750%, 12/01/05                                               No Opt. Call        A+          158,722
         155  7.750%, 12/01/06                                               No Opt. Call        A+          165,839

         285 Lucas County, Ohio, General Obligation Bonds, Various           No Opt. Call        A1          290,079
              Improvements, Series 1992, 6.650%, 12/01/12

       1,265 Monroe Local School District, Butler County, Ohio, General      No Opt. Call       Aaa        1,539,442
              Obligation Bonds, Series 2002, 5.750%, 12/01/20 - AMBAC
              Insured

----
47

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,000 Ohio, Full Faith and Credit General Obligation                  No Opt. Call       AA+ $      1,135,370
              Infrastructure Improvement Bonds, Series 1994,
              6.000%, 8/01/10

       8,140 Ohio, General Obligation Higher Education Capital             2/11 at 100.00       AA+        8,633,365
              Facilities Bonds, Series 2001A, 5.000%, 2/01/20

         730 Ohio, General Obligation Bonds, Common Schools, Series        3/14 at 100.00       AA+          787,816
              2004B, 5.000%, 3/15/21

       3,315 Ohio, General Obligation Bonds, Conservation Projects,        3/14 at 100.00       AA+        3,659,992
              Series 2004A, 5.000%, 3/01/15

       6,055 Ohio, General Obligation Bonds, Infrastructure                2/13 at 100.00       AA+        6,533,587
              Improvements, Series 2003F, 5.000%, 2/01/22

       4,035 Olentangy Local School District, Delaware and Franklin       12/09 at 101.00        AA        4,197,086
              Counties, Ohio, Various Purpose Bonds, Series 1999,
              5.000%, 12/01/27

             Olentangy Local School District, Delaware and Franklin
             Counties, Ohio, General Obligation Bonds, Series 2004A:
         400  5.250%, 12/01/21 - FGIC Insured                              6/14 at 100.00       AAA          442,096
       3,055  5.250%, 12/01/22 - FGIC Insured                              6/14 at 100.00       AAA        3,366,732

       1,495 Otsego Local School District, Wood, Henry and Lucas          12/14 at 100.00       Aaa        1,673,069
              Counties, Ohio, General Obligation Bonds, Series 2004,
              5.375%, 12/01/22 - FSA Insured

       3,315 South Point Local School District, Lawrence County, Ohio,    12/14 at 100.00       AAA        3,570,785
              General Obligation Bonds, Series 2004, 5.000%, 12/01/24 -
              FSA Insured

       3,500 Springfield City School District, Clark County, Ohio,        12/11 at 102.00       Aaa        3,865,435
              General Obligation Bonds, Series 2001, 5.200%, 12/01/23 -
              FGIC Insured

          30 Strongsville, Ohio, Limited Tax General Obligation Various   12/06 at 102.00       Aa2           31,895
              Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

       1,185 Sugarcreek Local School District, Athens County, Ohio,       12/13 at 100.00       Aaa        1,313,359
              General Obligation Bonds, Series 2003, 5.250%, 12/01/24 -
              MBIA Insured

       1,315 Summit County, Ohio, General Obligation Refunding Bonds,        No Opt. Call       AAA        1,564,811
              Series 2002R, 5.500%, 12/01/21 - FGIC Insured

       2,290 Tipp City Exempted Village School District, Ohio, School      6/11 at 100.00       Aaa        2,436,194
              Facilities Construction and Improvement Bonds, Series
              2001, 5.000%, 12/01/24 - FGIC Insured

       3,755 Toledo City School District, Lucas County, General           12/13 at 100.00       Aaa        4,062,422
              Obligation Bonds, Series 2003B, 5.000%, 12/01/22 - FGIC
              Insured

       1,500 Upper Arlington City School District, Ohio, General           6/15 at 100.00       AAA        1,637,505
              Obligation Bonds, Series 2005, 5.000%, 12/01/20 - FSA
              Insured

             West Chester Township, Butler County, Ohio, General
             Obligation Bonds, Series 2003:
       1,365  5.250%, 12/01/19 - MBIA Insured                             12/13 at 100.00       Aaa        1,512,857
       1,515  5.250%, 12/01/21 - MBIA Insured                             12/13 at 100.00       Aaa        1,679,105
       2,000 Westerville City School District, Franklin and Delaware       6/11 at 100.00       AAA        2,091,100
              Counties, Ohio, Various Purpose General Obligation Bonds,
              Series 2001, 5.000%, 12/01/27 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 11.4%

       1,850 Cleveland-Cuyahoga County Port Authority, Ohio, Development  11/14 at 100.00        AA        1,967,457
              Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%,
              11/15/19 - RAAI Insured

       6,300 Cleveland, Ohio, Certificates of Participation, Cleveland    11/07 at 102.00       AAA        6,670,692
              Stadium Project, Series 1997, 5.250%, 11/15/27 - AMBAC
              Insured

       1,380 Columbus, Ohio, Tax Increment Financing Bonds, Easton         6/14 at 100.00       AAA        1,467,878
              Project, Series 2004A, 5.000%, 12/01/25 - AMBAC Insured

       1,210 Groveport, Ohio, Special Obligation Income Tax Receipts      12/12 at 100.00       Aaa        1,290,973
              Bonds, Series 2002, 5.000%, 12/01/22 - MBIA Insured

             Hamilton County Convention Facilities Authority, Ohio,
             First Lien Revenue Bonds, Series 2004:
       2,300  5.000%, 12/01/20 - FGIC Insured                              6/14 at 100.00       AAA        2,487,772
       1,000  5.000%, 12/01/21 - FGIC Insured                              6/14 at 100.00       AAA        1,077,700
       2,535  5.000%, 12/01/22 - FGIC Insured                              6/14 at 100.00       AAA        2,724,035
       3,300 Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series      No Opt. Call       Aaa        1,120,383
              2000B, 0.000%, 12/01/28 - AMBAC Insured

----
48

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Butler County, Hamilton, Ohio, Limited Tax General           11/11 at 101.00       Aaa $      1,115,020
              Obligation Bonds, One Renaissance Center Acquisition,
              Series 2001, 5.375%, 11/01/17 - AMBAC Insured

       1,485 New Albany Community Authority, Ohio, Community Facilities    4/12 at 100.00       AAA        1,660,690
              Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/16 -
              AMBAC Insured

       1,000 Ohio, State Appropriation Lease Bonds, Parks and Recreation   2/15 at 100.00       AAA        1,110,780
              Capital Facilities, Series 2005A-II, 5.250%, 2/01/19 - FSA
              Insured

       1,000 Ohio, State Appropriation Lease Bonds, Parks and Recreation  12/13 at 100.00        AA        1,104,050
              Capital Facilities, Series 2004A-II, 5.000%, 12/01/15

       1,490 Ohio, State Appropriation Lease Bonds, Mental Health          6/13 at 100.00        AA        1,628,466
              Capital Facilities, Series 2003B-II, 5.000%, 6/01/16

       1,050 Ohio State Building Authority, State Facilities Bonds,        4/12 at 100.00       AAA        1,114,764
              Administrative Building Fund Projects, Series 2002A,
              5.000%, 4/01/22 - FSA Insured

       2,000 Ohio State Building Authority, State Facilities Bonds,          No Opt. Call       AAA        2,184,540
              Worker's Compensation Facilities Project, Series 2003A,
              5.000%, 4/01/11 - FGIC Insured

       1,900 Ohio State Building Authority, State Facilities Bonds,        4/15 at 100.00       AAA        2,041,113
              Administrative Building Fund Projects, Series 2005A,
              5.000%, 4/01/25 - FSA Insured

             Ohio State Building Authority, State Facilities Bonds,
             Adult Correctional Building Fund Project, Series 2005A:
       3,135  5.000%, 4/01/23 (WI, settling 6/01/05) - FSA Insured         4/15 at 100.00       AAA        3,386,333
       5,390  5.000%, 4/01/24 (WI, settling 6/01/05) - FSA Insured         4/15 at 100.00       AAA        5,808,480

         870 Ohio Department of Transportation, Certificates of           10/05 at 100.00       AAA          872,627
              Participation, Panhandle Rail Line, Series 1992A, 6.500%,
              4/15/12 - FSA Insured

      11,700 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA       15,092,181
              Transportation Authority, Reset Option Long Certificates
              II-R-66, Series 1996Y, 7.953%, 1/01/13 - MBIA Insured (IF)

       6,550 Puerto Rico Public Buildings Authority, Guaranteed Revenue      No Opt. Call       AAA        9,132,207
              Bonds, Reset Option Long Trust Certificates II-R56, Series
              1993L, 7.953%, 7/01/18 (IF)
--------------------------------------------------------------------------------------------------------------------
             Transportation - 4.3%

       1,000 Dayton, Ohio, Airport Revenue Bonds, James M. Cox            12/13 at 100.00        AA        1,049,250
              International Airport, Series 2003C, 5.250%, 12/01/27
              (Alternative Minimum Tax) - RAAI Insured

       6,300 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,     2/08 at 102.00       AAA        6,735,015
              Emery Air Freight Corporation and Emery Worldwide Airlines
              Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

       5,000 Ohio Turnpike Commission, Revenue Refunding Bonds, ROL          No Opt. Call       AA-        6,910,350
              Series II-R51, Series 1998A, 7.933%, 2/15/24 (IF)

       7,500 Ohio Turnpike Commission, Revenue Bonds, ROL II-R75,            No Opt. Call       Aaa        9,802,950
              7.933%, 2/15/12 (IF)
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 12.4%

         730 Athens, Ohio, Sanitary Sewer System Mortgage Revenue Bonds,  12/09 at 100.00    N/R***          829,083
              Series 1989, 7.300%, 12/01/14 (Pre-refunded to 12/01/09)

       1,000 Aurora City School District, Ohio, Unlimited Tax General     12/05 at 102.00       AAA        1,034,740
              Obligation School Improvement Bonds, Series 1995, 5.800%,
              12/01/16 (Pre-refunded to 12/01/05) - FGIC Insured

       3,000 Butler County, Ohio, Sewer System Revenue Bonds, Series      12/06 at 101.00       AAA        3,132,300
              1996, 5.250%, 12/01/21 (Pre-refunded to 12/01/06) - AMBAC
              Insured

       3,805 Cleveland, Ohio, General Obligation Bonds, Series 2002,      12/12 at 100.00       AAA        4,289,567
              5.250%, 12/01/22 (Pre-refunded to 12/01/12) - MBIA Insured

       7,045 Columbus, Ohio, General Obligation Bonds, Series 2000,       11/10 at 101.00       AAA        7,857,429
              5.250%, 11/15/17 (Pre-refunded to 11/15/10)
       5,830 Cuyahoga County, Ohio, Limited Tax General Obligation        12/10 at 100.00    AA+***        6,597,869
              Capital Improvement Bonds, Series 2000, 5.750%, 12/01/16
              (Pre-refunded to 12/01/10)
             Cuyahoga County, Ohio, Hospital Revenue Bonds, Cleveland
             Clinic Foundation - Meridia Health System, Series 1995:
         250  6.250%, 8/15/14 (Pre-refunded to 8/15/05)                    8/05 at 102.00       AAA          256,725
       3,000  6.250%, 8/15/24 (Pre-refunded to 8/15/05)                    8/05 at 102.00       AAA        3,080,700

----
49

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

    $  1,600 Greene County, Ohio, Water System Revenue Bonds, Series      12/07 at 102.00       AAA $      1,753,968
              1996, 6.125%, 12/01/21 (Pre-refunded to 12/01/07) - FGIC
              Insured

       1,000 Huron County, Ohio, Limited Tax General Obligation           12/07 at 102.00       AAA        1,089,640
              Correctional Facility Bonds, Series 1996, 5.850%, 12/01/16
              (Pre-refunded to 12/01/07) - MBIA Insured

       1,000 Kettering City School District, Montgomery County, Ohio,     12/05 at 101.00       AAA        1,022,150
              General Obligation Bonds, Series 1994, 5.250%, 12/01/22
              (Pre-refunded to 12/01/05) - FGIC Insured

       1,190 Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland     11/05 at 100.00     A1***        1,210,658
              Community Hospital Inc., Series 1992, 6.500%, 11/15/12

       1,750 Medina City School District, Medina County, Ohio, Unlimited  12/09 at 100.00       AAA        1,912,138
              Tax General Obligation School Building Construction Bonds,
              Series 1999, 5.250%, 12/01/28 (Pre-refunded to 12/01/09) -
              FGIC Insured

       2,000 Montgomery County, Ohio, Health System Revenue Bonds,         1/08 at 102.00   Baa2***        2,172,900
              Franciscan Medical Center - Dayton Campus, Series 1997,
              5.500%, 7/01/18 (Pre-refunded to 1/01/08)

       5,610 Montgomery County, Ohio, Revenue Bonds, Catholic Health       9/11 at 100.00     AA***        6,200,172
              Initiatives, Series 2001, 5.375%, 9/01/21 (Pre-refunded to
              9/01/11)

             North Royalton City School District, Ohio, School
             Improvement Bonds, Series 1994:
       2,200  6.000%, 12/01/14 (Pre-refunded to 12/01/09) - MBIA Insured  12/09 at 102.00       AAA        2,511,168
       2,400  6.100%, 12/01/19 (Pre-refunded to 12/01/09) - MBIA Insured  12/09 at 102.00       AAA        2,749,488

             Ohio Housing Finance Agency, Single Family Mortgage Revenue
             Bonds, Series 1985B:
       5,700  0.000%, 1/15/15 (Pre-refunded to 7/15/11) - FGIC Insured      7/11 at 70.48       AAA        3,238,056
       6,460  0.000%, 1/15/15 (Pre-refunded to 1/15/11) - FGIC Insured      1/11 at 67.04       AAA        3,557,005
       5,065 Ohio Water Development Authority, Pure Water Loan Revenue       No Opt. Call       AAA        5,886,796
              Bonds, Series 1990I, 6.000%, 12/01/16 - AMBAC Insured
       2,000 Ohio Water Development Authority, Revenue Bonds, Fresh        6/08 at 101.00       AAA        2,144,240
              Water Development, Series 1998, 5.125%, 12/01/23
              (Pre-refunded to 6/01/08) - FSA Insured

         500 Pickerington Local School District, Fairfield County, Ohio,     No Opt. Call       AAA          397,950
              General Obligation Bonds, Series 1993, 0.000%, 12/01/11 -
              AMBAC Insured

       2,340 Stow, Ohio, General Obligation Construction Bonds, Safety    12/05 at 102.00    Aa3***        2,426,159
              Center, Series 1995, 6.200%, 12/01/20 (Pre-refunded to
              12/01/05)

             University of Cincinnati, Ohio, General Receipts Bonds,
             Series 2001A:
       1,500  5.750%, 6/01/18 (Pre-refunded to 6/01/11) - FGIC Insured     6/11 at 101.00       AAA        1,719,540
       1,520  5.750%, 6/01/19 (Pre-refunded to 6/01/11) - FGIC Insured     6/11 at 101.00       AAA        1,742,467

       1,910 Vandalia, Ohio, General Obligation Bonds, Series 1996,       12/06 at 101.00    Aa3***        2,010,944
              5.850%, 12/01/21 (Pre-refunded to 12/01/06)
--------------------------------------------------------------------------------------------------------------------
             Utilities - 7.6%

       1,535 Cleveland Public Power System, Ohio, First Mortgage Revenue     No Opt. Call       AAA        1,112,384
              Bonds, Series 1994A, 0.000%, 11/15/13 - MBIA Insured

       2,500 Cleveland Public Power System, Ohio, First Mortgage Revenue  11/06 at 102.00       AAA        2,608,275
              Refunding Bonds, Series 1996-1, 5.000%, 11/15/24 - MBIA
              Insured

         565 Lebanon, Ohio, Electric System Mortgage Revenue Bonds,       12/10 at 101.00       AAA          629,992
              Series 2001, 5.500%, 12/01/17 - AMBAC Insured

             Ohio Municipal Electric Generation Agency, Beneficial
             Interest Certificates, Belleville Hydroelectric Project -
             Joint Venture 5, Series 2004:
       1,000  5.000%, 2/15/20 - AMBAC Insured                              2/14 at 100.00       AAA        1,077,040
       3,775  5.000%, 2/15/21 - AMBAC Insured                              2/14 at 100.00       AAA        4,051,443
       1,465  5.000%, 2/15/22 - AMBAC Insured                              2/14 at 100.00       AAA        1,567,828
       3,295  5.000%, 2/15/23 - AMBAC Insured                              2/14 at 100.00       AAA        3,521,268
       8,250 Ohio Air Quality Development Authority, Revenue Refunding     9/05 at 102.00      Baa3        8,433,480
              Bonds, Dayton Power and Light Company Project, Series
              1995, 6.100%, 9/01/30
       5,000 Ohio Air Quality Development Authority, Revenue Bonds, JMG    4/07 at 102.00       AAA        5,279,300
              Funding Limited Partnership Project, Series 1997, 5.625%,
              1/01/23 (Alternative Minimum Tax) - AMBAC Insured
         500 Ohio Water Development Authority, Collateralized Water        8/05 at 100.00      Baa2          510,750
              Revenue Refunding Bonds, Dayton Power and Light Company,
              Series 1992A, 6.400%, 8/15/27

----
50

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  8,550 Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102.00       N/R $      8,628,489
              Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
              9/01/20 (Alternative Minimum Tax)

       1,545 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call        A-          950,608
              Refunding Bonds, Series 1989O, 0.000%, 7/01/17

       4,460 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00      Baa3        4,851,142
              Environmental Control Facilities Financing Authority,
              Co-Generation Facility Revenue Bonds, Series 2000A,
              6.625%, 6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.9%

       2,000 Cincinnati, Ohio, Water System Revenue Bonds, Series 2003,    6/11 at 100.00       AA+        2,127,680
              5.000%, 12/01/23

             Cincinnati, Ohio, Water System Revenue Bonds, ROLS
             RR-II-R212:
       1,300  8.791%, 12/01/11 (IF)                                        6/11 at 100.00       AAA        1,670,019
       1,640  8.795%, 12/01/12 (IF)                                        6/11 at 100.00       AAA        2,072,911
         550  8.817%, 12/01/13 (IF)                                        6/11 at 100.00       AAA          702,686

      10,000 Cleveland, Ohio, Waterworks First Mortgage Revenue              No Opt. Call       AAA       11,758,500
              Refunding and Improvement Bonds, Series 1993G, 5.500%,
              1/01/21 - MBIA Insured

       1,160 Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System       6/14 at 100.00       N/R        1,210,286
              Improvements, Series 2004, 5.875%, 12/01/25

       1,260 Lancaster, Ohio, Wastewater System Improvement Revenue       12/14 at 100.00       AAA        1,351,048
              Bonds, Series 2004, 5.000%, 12/01/25 - AMBAC Insured

       4,260 Ohio Water Development Authority, Community Assistance       12/07 at 102.00       AAA        4,547,891
              Bonds, Series 1997, 5.375%, 12/01/24 - AMBAC Insured

       1,255 Ohio Water Development Authority, Revenue Bonds, Fresh        6/14 at 100.00       AAA        1,408,672
              Water Development, Series 2004, 5.250%, 12/01/15

         620 Toledo, Ohio, Sewerage System Mortgage Revenue Bonds,        11/06 at 100.00       AAA          634,100
              Series 1994, 6.350%, 11/15/17 - AMBAC Insured

         390 Toledo, Ohio, Water System Mortgage Revenue Bonds, Series    11/06 at 100.00       AAA          398,932
              1994, 6.450%, 11/15/24 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
    $523,525 Total Long-Term Investments (cost $518,685,257) - 98.8%                                     562,146,653
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.2%                                                          6,811,621
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    568,958,274
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
51

Portfolio of Investments
NUVEEN WISCONSIN MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 5.8%

     $   475 Ashland Housing Authority, Wisconsin, Student Housing         4/08 at 100.00       Aaa $    485,811
              Revenue Bonds, Northland College Project, Series 1998,
              5.100%, 4/01/18

         500 Madison Community Development Authority, Wisconsin, Revenue  11/06 at 102.00       AA-      521,060
              Bonds, Fluno Center Project, Series 1998A, 5.000%, 11/01/20

         370 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB      381,670
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System, Series 1999, 5.375%, 2/01/29

         200 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00       BBB      207,362
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart, Series 2001, 5.250%, 9/01/21

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00       BBB    1,068,530
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.500%, 12/01/31
----------------------------------------------------------------------------------------------------------------
             Healthcare - 2.1%

         500 Puerto Rico Industrial, Tourist, Educational, Medical and     7/05 at 102.00       AAA      507,390
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/24 - MBIA Insured

         450 Puerto Rico Industrial, Tourist, Educational, Medical and     8/05 at 101.50       AAA      458,806
              Environmental Control Facilities Financing Authority,
              FHA-Insured Mortgage Hospital Revenue Bonds, Doctor Pila
              Hospital, Series 1995A, 5.875%, 8/01/12
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.8%

         675 Kenosha Housing Authority, Wisconsin, GNMA Collateralized     5/08 at 102.00       N/R      707,494
              Multifamily Housing Revenue Bonds, Villa Ciera Inc.,
              Series 2000A, 5.900%, 11/20/30

         570 Lake Delton Community Development Agency, Wisconsin, GNMA     1/12 at 102.00       N/R      591,215
              Collateralized Multifamily Housing Revenue Bonds, Woodland
              Park Project, Series 2001, 5.300%, 2/20/31 (Alternative
              Minimum Tax)

       1,000 Madison Community Development Authority, Wisconsin, GNMA      9/06 at 102.00       AAA    1,021,530
              Multifamily Housing Revenue Refunding Bonds, Greentree
              Glen Apartments, Series 1999A, 5.500%, 9/20/29
              (Alternative Minimum Tax)

         200 Milwaukee Redevelopment Authority, Wisconsin, FHA-Insured     8/07 at 102.00       N/R      208,624
              Multifamily Housing Revenue Bonds, City Hall Square
              Apartments, Series 1993, 6.000%, 8/01/22 (Alternative
              Minimum Tax)

         500 Sheboygan Housing Authority, Wisconsin, GNMA Multifamily      5/06 at 102.00       AAA      508,080
              Revenue Refunding Bonds, Lake Shore Apartments, Series
              1998A, 5.100%, 11/20/26

         300 Walworth County Housing Authority, Wisconsin, FHA-Insured     9/05 at 102.00       N/R      306,582
              Housing Revenue Bonds, Kiwanis Heritage Inc. Senior
              Apartments, Series 1997, 5.550%, 9/01/22

             Waukesha Housing Authority, Wisconsin, GNMA Collateralized
             Mortgage Loan Multifamily Housing Revenue Refunding Bonds,
             Westgrove Woods Project, Series 1996A:
         350  5.800%, 12/01/18 (Alternative Minimum Tax)                  12/06 at 102.00       AAA      361,620
         750  6.000%, 12/01/31 (Alternative Minimum Tax)                  12/06 at 102.00       AAA      773,693
----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.5%

         190 Puerto Rico Housing Bank and Finance Agency, Affordable      10/05 at 102.00       AAA      194,963
              Housing Mortgage Subsidy Program Single Family Mortgage
              Revenue Bonds, Series 1995I, 6.250%, 4/01/29 (Alternative
              Minimum Tax)

          50 Virgin Islands Housing Finance Corporation, Single Family     9/05 at 102.00       AAA       50,965
              Mortgage Revenue Refunding Bonds, GNMA Mortgage-Backed
              Securities Program, Series 1995A, 6.450%, 3/01/16
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.4%

       1,120 Waukesha County Housing Authority, Wisconsin, Housing         6/05 at 101.00       N/R    1,121,534
              Revenue Bonds, Arboretum Project, Series 1998, 5.250%,
              12/01/21 (Alternative Minimum Tax) (Mandatory put 12/01/12)
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 0.5%

         250 Guam, General Obligation Bonds, Series 1993A, 5.400%,        11/05 at 100.00         B      250,145
              11/15/18

----
52

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 64.5%

     $ 1,500 Ashwaubenon Community Development Authority, Wisconsin,       6/12 at 100.00       Aa2 $  1,596,315
              Lease Revenue Refunding Bonds, Arena Project, Series 2002,
              5.150%, 6/01/29

       1,000 De Forest Redevelopment Authority, Wisconsin, Redevelopment   2/08 at 100.00       N/R    1,022,800
              Lease Revenue Bonds, Series 1999B, 5.100%, 2/01/18

         100 Glendale Community Development Authority, Wisconsin,         10/11 at 100.00        A3      108,067
              Community Development Lease Revenue Refunding Bonds, Tax
              Increment District 6, Series 2001, 5.000%, 10/01/19

       2,000 Glendale Community Development Authority, Wisconsin,         10/14 at 100.00        A3    2,139,120
              Community Development Lease Revenue Bonds, Bayshore Public
              Parking Project, Series 2004A, 5.000%, 10/01/24

         350 Green Bay Brown County Professional Football Stadium          2/11 at 100.00       AAA      376,051
              District, Wisconsin, Sales Tax Revenue Bonds, Lambeau
              Field Renovation Project, Series 2001A, 5.000%, 2/01/19 -
              AMBAC Insured

             Green Bay Redevelopment Authority, Wisconsin, Lease Revenue
             Bonds, Convention Center Project, Series 1999A:
       1,300  5.250%, 6/01/24                                              6/09 at 100.00       Aa2    1,383,239
       1,650  5.100%, 6/01/29                                              6/09 at 100.00       Aa2    1,743,951

         500 Jackson Community Development Authority, Wisconsin, Revenue  12/09 at 100.00       N/R      510,445
              Refunding Bonds, Series 1999, 5.100%, 12/01/17

         960 Madison Community Development Authority, Wisconsin, Lease     3/12 at 100.00       Aa2      972,835
              Revenue Refunding Bonds, Monona Terrace, Series 2002,
              4.375%, 3/01/20

             Milwaukee Redevelopment Authority, Wisconsin, Revenue
             Bonds, Summerfest Project, Series 2001:
         400  4.850%, 8/01/17                                              8/11 at 100.00         A      419,468
       1,000  4.950%, 8/01/20                                              8/11 at 100.00         A    1,050,130

       2,000 Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue   8/12 at 100.00       AAA    2,098,460
              Bonds, Neighborhood Public Schools Initiative, Series
              2002A, 4.875%, 8/01/21 - AMBAC Insured

       2,500 Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue   8/13 at 100.00       AAA    2,695,425
              Bonds, Public Schools, Series 2003A, 5.125%, 8/01/21 -
              AMBAC Insured

       1,500 Neenah Community Development Authority, Wisconsin, Lease     12/14 at 100.00        A1    1,598,655
              Revenue Bonds, Series 2004A, 5.000%, 12/01/26

       1,000 Onalaska Community Development Authority, Wisconsin,         10/13 at 100.00        A3    1,036,240
              Community Development Lease Revenue Bonds, Series 2003,
              4.875%, 10/01/27

             Southeast Wisconsin Professional Baseball Park District,
             Sales Tax Revenue Refunding Bonds, Series 1998A:
         850  5.500%, 12/15/18 - MBIA Insured                                No Opt. Call       AAA      995,418
         400  5.500%, 12/15/19 - MBIA Insured                                No Opt. Call       AAA      469,284
       2,195  5.500%, 12/15/20 - MBIA Insured                                No Opt. Call       AAA    2,591,483
         500  5.500%, 12/15/26 - MBIA Insured                                No Opt. Call       AAA      594,775

         375 Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin,  10/08 at 100.00       N/R      387,934
              Lease Revenue Bonds, Series 1998A, 5.200%, 10/01/21

         600 Virgin Islands Public Finance Authority, Senior Lien         10/08 at 101.00       BBB      629,328
              Revenue Refunding Bonds, Matching Fund Loan Note, Series
              1998A, 5.625%, 10/01/25

         500 Wauwatosa Redevelopment Authority, Milwaukee County,         12/07 at 100.00       AAA      531,250
              Wisconsin, Lease Revenue Bonds, Series 1997, 5.650%,
              12/01/16 - MBIA Insured

       1,000 Weston Community Development Authority, Wisconsin, Lease     10/14 at 100.00       N/R    1,101,840
              Revenue Bonds, Series 2004A, 5.250%, 10/01/21

       1,000 Weston Community Development Authority, Wisconsin, Lease     10/15 at 100.00       N/R    1,054,010
              Revenue Bonds, Series 2005A, 5.000%, 10/01/21

             Wisconsin Center District, Junior Dedicated Tax Revenue
             Refunding Bonds, Series 1999:
       1,000  5.250%, 12/15/23 - FSA Insured                                 No Opt. Call       AAA    1,156,090
         500  5.250%, 12/15/27 - FSA Insured                                 No Opt. Call       AAA      571,175

       2,000 Wisconsin Center District, Senior Dedicated Tax Revenue         No Opt. Call       AAA      666,680
              Refunding Bonds, Series 2003A, 0.000%, 12/15/28 - FSA
              Insured

----
53

Portfolio of Investments
NUVEEN WISCONSIN MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 12.4%

             Ashwaubenon Community Development Authority, Wisconsin,
             Lease Revenue Bonds, Arena Project, Series 1999A:
     $ 2,000  5.700%, 6/01/24 (Pre-refunded to 6/01/09)                    6/09 at 100.00    Aa2*** $    2,202,280
         700  5.800%, 6/01/29 (Pre-refunded to 6/01/09)                    6/09 at 100.00    Aa2***        773,416

       1,500 Cudahy Community Development Authority, Wisconsin,            6/06 at 100.00    N/R***      1,546,230
              Redevelopment Lease Revenue Bonds, Series 1995, 6.000%,
              6/01/11 (Pre-refunded to 6/01/06)

         600 Southeast Wisconsin Professional Baseball Park District,      3/07 at 101.00       AAA        635,862
              Sales Tax Revenue Bonds, Series 1996, 5.800%, 12/15/26
              (Pre-refunded to 3/13/07) - MBIA Insured

         475 Wisconsin Center District, Junior Dedicated Tax Revenue      12/06 at 101.00       AAA        499,538
              Bonds, Series 1996B, 5.700%, 12/15/20 (Pre-refunded to
              12/15/06)
------------------------------------------------------------------------------------------------------------------
     $43,405 Total Long-Term Investments (cost $42,469,261) - 98.0%                                     44,884,868
------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.0%                                                          899,380
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   45,784,248
             ----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
54

Statement of Assets and Liabilities
May 31, 2005

                                      Kansas      Kentucky      Michigan      Missouri          Ohio    Wisconsin
-----------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value
 (cost $121,375,388,
 $460,357,650, $229,991,818,
 $243,884,069, $518,685,257
 and $42,469,261,
 respectively)                 $130,157,983  $491,119,956  $249,246,508  $260,225,555  $562,146,653  $44,884,868
Cash                                335,426     1,662,964       271,958       728,059       368,948      262,478
Receivables:
 Interest                         1,612,417     6,003,171     2,479,450     3,746,747     9,540,693      789,549
 Investments sold                   590,000     1,428,000     1,769,199        40,626     7,401,072           --
 Shares sold                         80,714       224,280        51,234        23,481     1,457,386       47,482
Other assets                            271        30,414        18,521         4,858        38,553          100
-----------------------------------------------------------------------------------------------------------------
   Total assets                 132,776,811   500,468,785   253,836,870   264,769,326   580,953,305   45,984,477
-----------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                   --     2,136,740            --     1,585,245     9,143,676           --
 Shares redeemed                     42,223       150,880       406,071       131,989       305,451           --
Accrued expenses:
 Management fees                     60,591       220,470       114,213       118,495       251,522       20,922
 12b-1 distribution and
   service fees                      39,396       118,501        62,229        59,383       110,125       12,902
 Other                               43,908       147,382        91,316        70,824       193,001       22,184
Dividends payable                   414,809     1,632,191       862,563       919,927     1,991,256      144,221
-----------------------------------------------------------------------------------------------------------------
   Total liabilities                600,927     4,406,164     1,536,392     2,885,863    11,995,031      200,229
-----------------------------------------------------------------------------------------------------------------
Net assets                     $132,175,884  $496,062,621  $252,300,478  $261,883,463  $568,958,274  $45,784,248
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                     $ 97,860,721  $427,105,791  $181,302,034  $232,170,757  $358,528,925  $36,324,601
Shares outstanding                9,180,134    37,789,025    15,246,434    20,642,033    30,766,473    3,444,893
Net asset value per share      $      10.66  $      11.30  $      11.89  $      11.25  $      11.65  $     10.54
Offering price per share (net
 asset value per share
 plus maximum sales charge of
 4.20% of offering price)      $      11.13  $      11.80  $      12.41  $      11.74  $      12.16  $     11.00
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                     $ 10,030,568  $ 21,215,968  $  8,937,548  $  9,197,306  $ 25,621,218  $ 4,599,736
Shares outstanding                  948,336     1,876,377       750,053       817,165     2,201,417      435,366
Net asset value and offering
 price per share               $      10.58  $      11.31  $      11.92  $      11.26  $      11.64  $     10.57
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                     $ 22,835,549  $ 46,159,803  $ 38,386,253  $ 19,954,554  $ 45,791,476  $ 4,797,112
Shares outstanding                2,140,411     4,087,374     3,231,180     1,775,333     3,937,693      453,903
Net asset value and offering
 price per share               $      10.67  $      11.29  $      11.88  $      11.24  $      11.63  $     10.57
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                     $  1,449,046  $  1,581,059  $ 23,674,643  $    560,846  $139,016,655  $    62,799
Shares outstanding                  135,333       140,023     1,990,633        49,807    11,942,697        5,930
Net asset value and offering
 price per share               $      10.71  $      11.29  $      11.89  $      11.26  $      11.64  $     10.59
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                $125,674,041  $465,012,342  $231,057,570  $246,537,044  $525,360,914  $43,274,419
Undistributed
 (Over-distribution of) net
 investment income                 (172,364)     (392,659)     (282,649)     (117,110)     (130,879)     (25,375)
Accumulated net realized gain
 (loss) from investments         (2,108,388)      680,632     2,270,867      (877,957)      266,843      119,597
Net unrealized appreciation
 of investments                   8,782,595    30,762,306    19,254,690    16,341,486    43,461,396    2,415,607
-----------------------------------------------------------------------------------------------------------------
Net assets                     $132,175,884  $496,062,621  $252,300,478  $261,883,463  $568,958,274  $45,784,248
-----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
55

Statement of Operations
Year Ended May 31, 2005

                                     Kansas     Kentucky     Michigan     Missouri         Ohio   Wisconsin
-----------------------------------------------------------------------------------------------------------
Investment Income              $ 6,536,413  $25,207,928  $13,091,395  $13,516,173  $29,679,190  $2,309,492
-----------------------------------------------------------------------------------------------------------
Expenses
Management fees                    703,756    2,573,891    1,357,696    1,399,467    2,960,238     256,035
12b-1 service fees - Class A       189,607      838,178      363,021      461,146      704,926      75,090
12b-1 distribution and
 service fees - Class B            104,634      200,270       90,524       88,370      248,330      45,358
12b-1 distribution and
 service fees - Class C            168,299      339,852      283,290      151,943      336,802      34,744
Shareholders' servicing agent
 fees and expenses                  76,574      238,617      147,938      120,706      341,139      27,909
Custodian's fees and expenses       51,863      125,150       86,088       78,949      147,311      27,613
Trustees' fees and expenses          2,911       11,298        5,249        5,809       12,137       1,027
Professional fees                   16,420       30,839       18,852       17,867       33,771       8,184
Shareholders' reports -
 printing and mailing expenses      16,309       53,205       34,635       25,707       68,676       6,576
Federal and state
 registration fees                   9,259        9,747       11,801        9,501        9,380       8,099
Other expenses                       5,210       16,079        9,361        9,263       18,422       2,728
-----------------------------------------------------------------------------------------------------------
Total expenses before
 custodian fee credit            1,344,842    4,437,126    2,408,455    2,368,728    4,881,132     493,363
 Custodian fee credit              (16,576)     (36,805)     (14,293)     (16,192)     (19,064)     (6,307)
-----------------------------------------------------------------------------------------------------------
Net expenses                     1,328,266    4,400,321    2,394,162    2,352,536    4,862,068     487,056
-----------------------------------------------------------------------------------------------------------
Net investment income            5,208,147   20,807,607   10,697,233   11,163,637   24,817,122   1,822,436
-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from
 investments                       648,814    2,819,853    2,844,854      305,056    2,017,144     618,419
Net change in unrealized
 appreciation (depreciation)
 of investments                  5,016,120   15,787,210    6,924,697   10,714,383   21,508,002   1,176,131
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain                            5,664,934   18,607,063    9,769,551   11,019,439   23,525,146   1,794,550
-----------------------------------------------------------------------------------------------------------
Net increase in net assets
 from operations               $10,873,081  $39,414,670  $20,466,784  $22,183,076  $48,342,268  $3,616,986
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
56

Statement of Changes in Net Assets

                                                   Kansas                     Kentucky
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/05       5/31/04       5/31/05       5/31/04
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  5,208,147  $  5,778,679  $ 20,807,607  $ 22,222,767
Net realized gain (loss) from
 investments                                  648,814    (1,665,829)    2,819,853    (1,975,667)
Net change in unrealized appreciation
 (depreciation) of investments              5,016,120    (5,728,328)   15,787,210   (16,569,142)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           10,873,081    (1,615,478)   39,414,670     3,677,958
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (3,962,833)   (4,349,593)  (18,216,210)  (19,890,380)
 Class B                                     (381,736)     (440,052)     (756,793)     (841,490)
 Class C                                     (820,547)   (1,002,336)   (1,711,635)   (2,003,684)
 Class R                                      (53,886)      (54,894)      (65,978)      (58,747)
From accumulated net realized gains
 from investments:
 Class A                                           --            --      (215,689)   (1,451,394)
 Class B                                           --            --       (10,824)      (73,792)
 Class C                                           --            --       (23,312)     (163,017)
 Class R                                           --            --          (808)       (4,045)
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (5,219,002)   (5,846,875)  (21,001,249)  (24,486,549)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares               13,008,347    14,588,942    36,364,254    41,174,702
Proceeds from shares issued to
 shareholders due
 to reinvestment of distributions           2,503,435     2,860,449    10,446,197    12,028,415
------------------------------------------------------------------------------------------------
                                           15,511,782    17,449,391    46,810,451    53,203,117
Cost of shares redeemed                   (16,594,442)  (24,476,334)  (46,733,307)  (54,176,868)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions              (1,082,660)   (7,026,943)       77,144      (973,751)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       4,571,419   (14,489,296)   18,490,565   (21,782,342)
Net assets at the beginning of year       127,604,465   142,093,761   477,572,056   499,354,398
------------------------------------------------------------------------------------------------
Net assets at the end of year            $132,175,884  $127,604,465  $496,062,621  $477,572,056
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $   (172,364) $   (157,348) $   (392,659) $   (371,032)
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
57

                                                                               Michigan                    Missouri
                                                                      --------------------------  --------------------------
                                                                         Year Ended    Year Ended    Year Ended    Year Ended
                                                                            5/31/05       5/31/04       5/31/05       5/31/04
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $ 10,697,233  $ 12,067,974  $ 11,163,637  $ 11,707,553
Net realized gain (loss) from investments                                2,844,854      (381,658)      305,056       443,606
Net change in unrealized appreciation (depreciation) of investments      6,924,697   (12,892,193)   10,714,383   (12,919,701)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   20,466,784    (1,205,877)   22,183,076      (768,542)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (7,893,894)   (8,999,938)  (10,019,105)  (10,177,283)
  Class B                                                                 (340,481)     (426,071)     (333,110)     (410,400)
  Class C                                                               (1,429,875)   (1,693,924)     (770,457)     (888,249)
  Class R                                                               (1,081,592)   (1,182,789)      (22,605)      (23,566)
From accumulated net realized gains from investments:
  Class A                                                                  (79,663)   (2,004,173)           --            --
  Class B                                                                   (4,292)     (114,034)           --            --
  Class C                                                                  (16,800)     (422,817)           --            --
  Class R                                                                  (10,474)     (251,531)           --            --
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (10,857,071)  (15,095,277)  (11,145,277)  (11,499,498)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            18,075,991    19,888,293    18,867,537    24,186,720
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                        4,094,961     5,922,909     5,028,242     5,132,188
-----------------------------------------------------------------------------------------------------------------------------
                                                                        22,170,952    25,811,202    23,895,779    29,318,908
Cost of shares redeemed                                                (30,077,327)  (43,387,219)  (26,422,230)  (33,456,713)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      (7,906,375)  (17,576,017)   (2,526,451)   (4,137,805)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    1,703,338   (33,877,171)    8,511,348   (16,405,845)
Net assets at the beginning of year                                    250,597,140   284,474,311   253,372,115   269,777,960
-----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $252,300,478  $250,597,140  $261,883,463  $253,372,115
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $   (282,649) $   (206,743) $   (117,110) $   (134,854)
-----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
58

                                                    Ohio                      Wisconsin
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/05       5/31/04       5/31/05       5/31/04
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $ 24,817,122  $ 27,168,316  $  1,822,436  $  1,992,279
Net realized gain (loss) from
 investments                                2,017,144     1,763,995       618,419       389,437
Net change in unrealized appreciation
 (depreciation) of investments             21,508,002   (33,135,955)    1,176,131    (2,742,604)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           48,342,268    (4,203,644)    3,616,986      (360,888)
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                  (15,605,959)  (17,203,763)   (1,501,243)   (1,678,781)
 Class B                                     (967,497)   (1,085,124)     (155,227)     (174,560)
 Class C                                   (1,757,417)   (1,982,379)     (159,807)     (173,583)
 Class R                                   (6,476,706)   (7,215,607)       (4,591)       (7,838)
From accumulated net realized gains
 from investments:
 Class A                                           --            --            --            --
 Class B                                           --            --            --            --
 Class C                                           --            --            --            --
 Class R                                           --            --            --            --
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders            (24,807,579)  (27,486,873)   (1,820,868)   (2,034,762)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares               35,431,676    37,222,137     5,456,300     6,672,641
Proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                             12,146,363    13,107,814       983,002     1,197,776
------------------------------------------------------------------------------------------------
                                           47,578,039    50,329,951     6,439,302     7,870,417
Cost of shares redeemed                   (60,281,341)  (79,991,538)  (10,861,710)  (10,096,228)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions             (12,703,302)  (29,661,587)   (4,422,408)   (2,225,811)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets      10,831,387   (61,352,104)   (2,626,290)   (4,621,461)
Net assets at the beginning of year       558,126,887   619,478,991    48,410,538    53,031,999
------------------------------------------------------------------------------------------------
Net assets at the end of year            $568,958,274  $558,126,887  $ 45,784,248  $ 48,410,538
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the
 end of year                             $   (130,879) $    (99,771) $    (25,375) $    (21,572)
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
59

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund ("Kansas"), Nuveen Kentucky Municipal Bond Fund ("Kentucky"), Nuveen Michigan Municipal Bond Fund ("Michigan"), Nuveen Missouri Municipal Bond Fund ("Missouri"), Nuveen Ohio Municipal Bond Fund ("Ohio") and Nuveen Wisconsin Municipal Bond Fund ("Wisconsin") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2005, Kentucky, Missouri, and Ohio had outstanding when-issued purchase commitments of $2,136,740, $1,585,245 and $9,143,676, respectively. There were no such outstanding purchase commitments in Kansas, Michigan, or Wisconsin.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without


----
60
an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2005, Kentucky, Michigan and Ohio invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Kansas, Missouri and Wisconsin did not invest in any such instruments during the fiscal year ended May 31, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
61

2. Fund Shares

Transactions in Fund shares were as follows:

                                                               Kansas
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/05                   5/31/04
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    860,345  $  9,059,917     793,968  $  8,303,025
 Class A - automatic conversion of
   Class B shares                            16,697       175,515          --            --
 Class B                                     50,553       525,883      59,064       615,299
 Class C                                    286,374     3,012,008     526,585     5,524,723
 Class R                                     22,111       235,024      13,736       145,895
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    178,604     1,868,759     200,112     2,092,048
 Class B                                     16,620       172,552      19,035       197,536
 Class C                                     43,366       453,981      53,905       564,187
 Class R                                        775         8,143         636         6,678
--------------------------------------------------------------------------------------------
                                          1,475,445    15,511,782   1,667,041    17,449,391
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (872,910)   (9,130,553) (1,557,318)  (16,264,216)
 Class B                                   (189,055)   (1,973,960)   (188,261)   (1,938,824)
 Class B - automatic conversion to
   Class A shares                           (16,834)     (175,515)         --            --
 Class C                                   (506,754)   (5,261,246)   (586,380)   (6,086,120)
 Class R                                     (5,092)      (53,168)    (17,937)     (187,174)
--------------------------------------------------------------------------------------------
                                         (1,590,645)  (16,594,442) (2,349,896)  (24,476,334)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (115,200) $ (1,082,660)   (682,855) $ (7,026,943)
--------------------------------------------------------------------------------------------

                                                              Kentucky
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/05                   5/31/04
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  2,723,044  $ 30,401,710   2,858,255  $ 31,892,416
 Class A - automatic conversion of
   Class B shares                             8,847        98,597          --            --
 Class B                                    124,020     1,384,507     249,021     2,763,418
 Class C                                    376,990     4,202,352     572,512     6,394,052
 Class R                                     24,848       277,088      11,133       124,816
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    816,581     9,066,627     932,474    10,375,268
 Class B                                     38,395       426,521      45,210       503,135
 Class C                                     81,054       898,778      98,888     1,099,196
 Class R                                      4,891        54,271       4,573        50,816
--------------------------------------------------------------------------------------------
                                          4,198,670    46,810,451   4,772,066    53,203,117
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (3,450,812)  (38,405,653) (3,709,929)  (41,162,021)
 Class B                                   (195,043)   (2,166,368)   (244,740)   (2,709,713)
 Class B - automatic conversion to
   Class A shares                            (8,845)      (98,597)         --            --
 Class C                                   (538,433)   (5,973,276)   (930,718)  (10,295,377)
 Class R                                     (7,976)      (89,413)       (899)       (9,757)
--------------------------------------------------------------------------------------------
                                         (4,201,109)  (46,733,307) (4,886,286)  (54,176,868)
--------------------------------------------------------------------------------------------
Net increase (decrease)                      (2,439) $     77,144    (114,220) $   (973,751)
--------------------------------------------------------------------------------------------


----
62

                                                                         Michigan
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/05                   5/31/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,128,179  $ 13,206,864   1,173,770  $ 13,773,949
  Class A - automatic conversion of Class B shares       7,126        84,229          --            --
  Class B                                               50,547       593,221     103,810     1,221,861
  Class C                                              329,227     3,867,933     344,503     4,053,427
  Class R                                               27,710       323,744      71,099       839,056
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              234,783     2,744,586     341,045     4,005,239
  Class B                                               10,815       126,702      17,765       208,791
  Class C                                               42,194       492,748      60,648       711,144
  Class R                                               62,508       730,925      84,936       997,735
-------------------------------------------------------------------------------------------------------
                                                     1,893,089    22,170,952   2,197,576    25,811,202
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,847,113)  (21,589,536) (2,625,909)  (30,776,396)
  Class B                                             (186,090)   (2,178,934)   (157,814)   (1,844,648)
  Class B - automatic conversion to Class A shares      (7,114)      (84,229)         --            --
  Class C                                             (368,694)   (4,319,715)   (774,769)   (9,064,066)
  Class R                                             (162,717)   (1,904,913)   (144,833)   (1,702,109)
-------------------------------------------------------------------------------------------------------
                                                    (2,571,728)  (30,077,327) (3,703,325)  (43,387,219)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (678,639) $ (7,906,375) (1,505,749) $(17,576,017)
-------------------------------------------------------------------------------------------------------

                                                                         Missouri
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/05                   5/31/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,445,635  $ 15,863,183   1,896,429  $ 20,766,655
  Class A - automatic conversion of Class B shares       1,348        15,131          --            --
  Class B                                               55,120       613,519     106,461     1,175,381
  Class C                                              204,601     2,273,655     204,008     2,244,513
  Class R                                                9,178       102,049          15           171
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              416,123     4,592,030     418,334     4,614,441
  Class B                                               16,069       177,389      18,993       209,608
  Class C                                               23,149       255,193      27,661       305,073
  Class R                                                  328         3,630         278         3,066
-------------------------------------------------------------------------------------------------------
                                                     2,171,551    23,895,779   2,672,179    29,318,908
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,809,311)  (20,035,159) (2,434,553)  (26,768,972)
  Class B                                             (136,397)   (1,506,122)   (295,500)   (3,248,762)
  Class B - automatic conversion to Class A shares      (1,347)      (15,131)         --            --
  Class C                                             (438,686)   (4,815,752)   (311,727)   (3,408,979)
  Class R                                               (4,471)      (50,066)     (2,688)      (30,000)
-------------------------------------------------------------------------------------------------------
                                                    (2,390,212)  (26,422,230) (3,044,468)  (33,456,713)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (218,661) $ (2,526,451)   (372,289) $ (4,137,805)
-------------------------------------------------------------------------------------------------------


----
63

                                                                           Ohio
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/05                   5/31/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            2,421,794  $ 27,855,344   2,304,454  $ 26,549,245
  Class A - automatic conversion of Class B shares      21,765       251,838          --            --
  Class B                                               97,298     1,117,174     267,211     3,083,903
  Class C                                              433,897     4,997,158     489,022     5,609,952
  Class R                                              106,356     1,210,162     171,767     1,979,037
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              574,748     6,582,720     599,545     6,881,391
  Class B                                               30,755       351,735      34,215       392,111
  Class C                                               59,538       680,583      66,384       760,754
  Class R                                              396,161     4,531,325     442,465     5,073,558
-------------------------------------------------------------------------------------------------------
                                                     4,142,312    47,578,039   4,375,063    50,329,951
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (3,375,812)  (38,603,590) (4,517,200)  (51,533,122)
  Class B                                             (240,240)   (2,754,861)   (352,580)   (4,031,327)
  Class B - automatic conversion to Class A shares     (21,798)     (251,838)         --            --
  Class C                                             (553,070)   (6,309,352)   (894,505)  (10,208,729)
  Class R                                           (1,081,810)  (12,361,700) (1,243,807)  (14,218,360)
-------------------------------------------------------------------------------------------------------
                                                    (5,272,730)  (60,281,341) (7,008,092)  (79,991,538)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (1,130,418) $(12,703,302) (2,633,029) $(29,661,587)
-------------------------------------------------------------------------------------------------------

                                                                         Wisconsin
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/05                   5/31/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              384,826  $  4,015,568     464,905  $  4,873,006
  Class A - automatic conversion of Class B shares       2,773        28,862          --            --
  Class B                                               32,963       337,963      38,553       404,420
  Class C                                              102,831     1,073,682     132,785     1,393,067
  Class R                                                   22           225         197         2,148
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               76,575       795,272      94,737       985,477
  Class B                                                7,840        81,577       9,370        97,772
  Class C                                                9,739       101,361      10,299       107,357
  Class R                                                  461         4,792         687         7,170
-------------------------------------------------------------------------------------------------------
                                                       618,030     6,439,302     751,533     7,870,417
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (861,604)   (8,991,707)   (704,255)   (7,287,114)
  Class B                                              (51,401)     (534,937)   (158,637)   (1,626,947)
  Class B - automatic conversion to Class A shares      (2,767)      (28,862)         --            --
  Class C                                             (113,481)   (1,182,323)   (114,245)   (1,182,167)
  Class R                                              (11,929)     (123,881)         --            --
-------------------------------------------------------------------------------------------------------
                                                    (1,041,182)  (10,861,710)   (977,137)  (10,096,228)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (423,152) $ (4,422,408)   (225,604) $ (2,225,811)
-------------------------------------------------------------------------------------------------------


----
64

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2005, were as follows:

                 Kansas    Kentucky    Michigan    Missouri        Ohio   Wisconsin
-----------------------------------------------------------------------------------
Purchases   $27,402,512 $72,382,705 $39,780,872 $42,574,515 $62,354,023 $ 7,089,624
Sales and
 maturities  30,152,046  70,233,418  43,054,102  41,452,529  71,634,865  11,586,495
-----------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2005, the cost of investments was as follows:

                          Kansas     Kentucky     Michigan     Missouri         Ohio   Wisconsin
------------------------------------------------------------------------------------------------
Cost of investments $121,361,688 $460,265,975 $230,076,021 $243,833,505 $518,251,548 $42,460,330
------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2005, were as follows:

                                                Kansas     Kentucky     Michigan     Missouri         Ohio  Wisconsin
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $8,889,507  $31,238,718  $19,489,993  $16,712,936  $44,170,788  $2,424,538
  Depreciation                                (93,212)    (384,737)    (319,506)    (320,886)    (275,683)         --
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $8,796,295  $30,853,981  $19,170,487  $16,392,050  $43,895,105  $2,424,538
---------------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2005, were as follows:

                                            Kansas   Kentucky   Michigan Missouri       Ohio Wisconsin
------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $228,746 $1,115,012 $  451,304 $752,256 $1,398,403  $106,215
Undistributed net ordinary income**             --          3      9,969       --     28,265     3,699
Undistributed net long-term capital gains       --    713,500  2,473,706       --    266,844   119,596
------------------------------------------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2005, paid on June 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004, was designated for purposes of the dividends paid deduction as follows:

2005                                               Kansas    Kentucky    Michigan    Missouri        Ohio  Wisconsin
--------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $5,262,204 $20,944,156 $10,809,668 $11,148,920 $24,974,764 $1,838,398
Distributions from net ordinary income**               --      20,309      16,192          --          --         --
Distributions from net long-term capital gains         --     250,633     111,229          --          --         --
--------------------------------------------------------------------------------------------------------------------

2004                                               Kansas    Kentucky    Michigan    Missouri        Ohio  Wisconsin
--------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $5,889,048 $22,797,140 $12,369,021 $11,548,175 $27,679,862 $2,048,961
Distributions from net ordinary income**               --      66,682      78,164          --       9,397      1,079
Distributions from net long-term capital gains         --   1,687,946   2,769,039          --          --         --
--------------------------------------------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2005, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                           Kansas Missouri
                      ------------------------------------
                      Expiration year:
                        2008           $       -- $     --
                        2009              414,885  673,391
                        2010                   --  204,566
                        2011                   --       --
                        2012            1,614,137       --
                      ------------------------------------
                                       $2,029,022 $877,957
                      ------------------------------------


----
65

At May 31, 2005, Kansas elected to defer $79,367 of net realized losses from investments incurred from November 1, 2004 through May 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of June 30, 2005, the complex-level fee rate was .1900%; that is the funds' effective management fees were reduced by approximately .0010%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Management Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .5500%
              For the next $125 million                    .5375
              For the next $250 million                    .5250
              For the next $500 million                    .5125
              For the next $1 billion                      .5000
              For the next $3 billion                      .4750
              For net assets over $5 billion               .4500
              ---------------------------------------------------


----
66

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Ohio in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets. The Adviser may also voluntarily reimburse additional expenses in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                         Kansas Kentucky Michigan Missouri     Ohio Wisconsin
---------------------------------------------------------------------------------------------
Sales charges collected (unaudited)    $181,225 $748,425 $173,590 $242,010 $433,692   $98,297
Paid to authorized dealers (unaudited)  157,894  651,028  150,464  211,129  377,610    84,807
---------------------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                 Kansas Kentucky Michigan Missouri     Ohio Wisconsin
-------------------------------------------------------------------------------------
Commission advances (unaudited) $61,604 $167,478  $72,991  $76,572 $132,713   $28,458
-------------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                  Kansas Kentucky Michigan Missouri     Ohio Wisconsin
--------------------------------------------------------------------------------------
12b-1 fees retained (unaudited) $106,859 $189,239 $109,692  $84,355 $236,877   $45,670
--------------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2005, as follows:

                            Kansas Kentucky Michigan Missouri    Ohio Wisconsin
 ------------------------------------------------------------------------------
 CDSC retained (unaudited) $33,390  $36,516  $34,617  $17,649 $40,286    $9,125
 ------------------------------------------------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.


----
67

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2005, to shareholders of record on June 9, 2005, as follows:

                    Kansas Kentucky Michigan Missouri   Ohio Wisconsin
         -------------------------------------------------------------
         Dividend
          per
          share:
          Class A   $.0345   $.0380   $.0415   $.0400 $.0410    $.0345
          Class B    .0280    .0310    .0340    .0330  .0340     .0280
          Class C    .0300    .0325    .0360    .0350  .0360     .0300
          Class R    .0365    .0395    .0435    .0420  .0430     .0365
         -------------------------------------------------------------


----
68

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    --------


KANSAS




                                      Net
           Beginning       Net  Realized/             Net                 Ending              Ending
                 Net   Invest- Unrealized         Invest-                    Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (1/92)
  2005        $10.20      $.44      $ .46  $ .90    $(.44)     $-- $(.44) $10.66      8.95% $ 97,861
  2004         10.77       .46       (.57)  (.11)    (.46)      --  (.46)  10.20     (1.02)   91,744
  2003         10.25       .48        .52   1.00     (.48)      --  (.48)  10.77     10.03   102,938
  2002         10.16       .50        .10    .60     (.51)      --  (.51)  10.25      6.06    96,411
  2001          9.54       .51        .62   1.13     (.51)      --  (.51)  10.16     12.02    91,062
Class B (2/97)
  2005         10.12       .36        .46    .82     (.36)      --  (.36)  10.58      8.21    10,031
  2004         10.69       .38       (.57)  (.19)    (.38)      --  (.38)  10.12     (1.77)   11,001
  2003         10.18       .40        .52    .92     (.41)      --  (.41)  10.69      9.18    12,797
  2002         10.09       .42        .11    .53     (.44)      --  (.44)  10.18      5.30    10,210
  2001          9.48       .44        .61   1.05     (.44)      --  (.44)  10.09     11.17     6,851
Class C (2/97)
  2005         10.21       .38        .46    .84     (.38)      --  (.38)  10.67      8.39    22,836
  2004         10.78       .40       (.56)  (.16)    (.41)      --  (.41)  10.21     (1.53)   23,656
  2003         10.27       .42        .52    .94     (.43)      --  (.43)  10.78      9.35    25,049
  2002         10.17       .44        .12    .56     (.46)      --  (.46)  10.27      5.60    16,943
  2001          9.56       .46        .61   1.07     (.46)      --  (.46)  10.17     11.29     6,359
Class R (2/97)
  2005         10.24       .46        .47    .93     (.46)      --  (.46)  10.71      9.26     1,449
  2004         10.82       .48       (.58)  (.10)    (.48)      --  (.48)  10.24      (.89)    1,204
  2003         10.30       .50        .53   1.03     (.51)      --  (.51)  10.82     10.23     1,310
  2002         10.20       .53        .11    .64     (.54)      --  (.54)  10.30      6.38     1,475
  2001          9.59       .54        .60   1.14     (.53)      --  (.53)  10.20     12.12     1,967
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
KANSAS               -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (1/92)
  2005          .88%    4.17%      .88%    4.17%      .87%    4.18%        21%
  2004          .90     4.36       .90     4.36       .89     4.37         11
  2003          .88     4.57       .88     4.57       .87     4.58         12
  2002          .90     4.90       .90     4.90       .89     4.91         17
  2001          .90     5.13       .90     5.13       .89     5.14         18
Class B (2/97)
  2005         1.63     3.42      1.63     3.42      1.61     3.43         21
  2004         1.64     3.61      1.64     3.61      1.64     3.62         11
  2003         1.63     3.81      1.63     3.81      1.62     3.82         12
  2002         1.65     4.13      1.65     4.13      1.64     4.15         17
  2001         1.65     4.38      1.65     4.38      1.64     4.39         18
Class C (2/97)
  2005         1.43     3.62      1.43     3.62      1.42     3.63         21
  2004         1.45     3.81      1.45     3.81      1.44     3.82         11
  2003         1.43     4.01      1.43     4.01      1.42     4.02         12
  2002         1.44     4.31      1.44     4.31      1.43     4.32         17
  2001         1.45     4.58      1.45     4.58      1.44     4.59         18
Class R (2/97)
  2005          .68     4.37       .68     4.37       .67     4.38         21
  2004          .70     4.56       .70     4.56       .69     4.57         11
  2003          .68     4.77       .68     4.77       .67     4.78         12
  2002          .70     5.12       .70     5.12       .69     5.13         17
  2001          .69     5.33       .69     5.33       .68     5.34         18
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
69

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     --------------------------- -----------------------                    --------


KENTUCKY




                                      Net
           Beginning       Net  Realized/            Net                  Ending              Ending
                 Net   Invest- Unrealized        Invest-                     Net                 Net
Year Ended     Asset      ment       Gain           ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (5/87)
  2005        $10.88      $.48      $ .43  $ .91   $(.48)   $(.01) $(.49) $11.30      8.51% $427,106
  2004         11.35       .51       (.42)   .09    (.52)    (.04)  (.56)  10.88       .90   410,109
  2003         10.92       .53        .44    .97    (.53)    (.01)  (.54)  11.35      9.03   426,782
  2002         10.80       .54        .12    .66    (.54)      --   (.54)  10.92      6.22   407,706
  2001         10.30       .55        .50   1.05    (.55)      --   (.55)  10.80     10.40   403,793
Class B (2/97)
  2005         10.88       .40        .44    .84    (.40)    (.01)  (.41)  11.31      7.80    21,216
  2004         11.35       .43       (.42)   .01    (.44)    (.04)  (.48)  10.88       .14    20,874
  2003         10.92       .45        .44    .89    (.45)    (.01)  (.46)  11.35      8.21    21,206
  2002         10.80       .46        .12    .58    (.46)      --   (.46)  10.92      5.42    16,808
  2001         10.30       .47        .51    .98    (.48)      --   (.48)  10.80      9.60    12,977
Class C (10/93)
  2005         10.87       .42        .43    .85    (.42)    (.01)  (.43)  11.29      7.91    46,160
  2004         11.34       .45       (.42)   .03    (.46)    (.04)  (.50)  10.87       .35    45,303
  2003         10.91       .47        .44    .91    (.47)    (.01)  (.48)  11.34      8.45    50,194
  2002         10.79       .48        .12    .60    (.48)      --   (.48)  10.91      5.64    40,746
  2001         10.29       .49        .50    .99    (.49)      --   (.49)  10.79      9.80    35,770
Class R (2/97)
  2005         10.87       .51        .42    .93    (.50)    (.01)  (.51)  11.29      8.70     1,581
  2004         11.33       .53       (.41)   .12    (.54)    (.04)  (.58)  10.87      1.15     1,285
  2003         10.90       .55        .44    .99    (.55)    (.01)  (.56)  11.33      9.23     1,172
  2002         10.78       .57        .11    .68    (.56)      --   (.56)  10.90      6.40       983
  2001         10.27       .57        .51   1.08    (.57)      --   (.57)  10.78     10.72       889
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
KENTUCKY             -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (5/87)
  2005          .83%    4.35%      .83%    4.35%      .82%    4.36%        15%
  2004          .84     4.58       .84     4.58       .83     4.58         16
  2003          .84     4.79       .84     4.79       .83     4.79         14
  2002          .85     4.99       .85     4.99       .84     5.00         14
  2001          .87     5.11       .87     5.11       .85     5.13         14
Class B (2/97)
  2005         1.57     3.60      1.57     3.60      1.57     3.61         15
  2004         1.59     3.83      1.59     3.83      1.58     3.83         16
  2003         1.59     4.04      1.59     4.04      1.58     4.04         14
  2002         1.59     4.24      1.59     4.24      1.58     4.25         14
  2001         1.62     4.36      1.62     4.36      1.60     4.38         14
Class C (10/93)
  2005         1.37     3.80      1.37     3.80      1.37     3.81         15
  2004         1.39     4.03      1.39     4.03      1.38     4.03         16
  2003         1.39     4.24      1.39     4.24      1.38     4.24         14
  2002         1.40     4.44      1.40     4.44      1.39     4.45         14
  2001         1.42     4.56      1.42     4.56      1.40     4.58         14
Class R (2/97)
  2005          .63     4.54       .63     4.54       .62     4.55         15
  2004          .64     4.78       .64     4.78       .63     4.78         16
  2003          .64     4.99       .64     4.99       .63     4.99         14
  2002          .65     5.19       .65     5.19       .64     5.20         14
  2001          .67     5.31       .67     5.31       .65     5.33         14
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
70

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    --------


MICHIGAN




                                      Net
           Beginning       Net  Realized/             Net                  Ending              Ending
                 Net   Invest- Unrealized         Invest-                     Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
------------------------------------------------------------------------------------------------------
Class A (6/85)
  2005        $11.45      $.51     $  .45  $ .96    $(.51)   $(.01) $(.52) $11.89      8.48% $181,302
  2004         12.16       .54       (.58)  (.04)    (.55)    (.12)  (.67)  11.45      (.27)  179,956
  2003         11.55       .55        .63   1.18     (.56)    (.01)  (.57)  12.16     10.40   204,652
  2002         11.39       .56        .20    .76     (.57)    (.03)  (.60)  11.55      6.70   205,808
  2001         10.75       .58        .63   1.21     (.57)      --   (.57)  11.39     11.45   211,992
Class B (2/97)
  2005         11.47       .42        .46    .88     (.42)    (.01)  (.43)  11.92      7.73     8,938
  2004         12.18       .45       (.58)  (.13)    (.46)    (.12)  (.58)  11.47     (1.03)   10,112
  2003         11.57       .46        .63   1.09     (.47)    (.01)  (.48)  12.18      9.56    11,179
  2002         11.41       .48        .19    .67     (.48)    (.03)  (.51)  11.57      5.88     9,214
  2001         10.77       .50        .63   1.13     (.49)      --   (.49)  11.41     10.61     8,642
Class C (6/93)
  2005         11.43       .44        .46    .90     (.44)    (.01)  (.45)  11.88      7.98    38,386
  2004         12.14       .48       (.58)  (.10)    (.49)    (.12)  (.61)  11.43      (.83)   36,912
  2003         11.54       .49        .61   1.10     (.49)    (.01)  (.50)  12.14      9.71    43,693
  2002         11.38       .50        .19    .69     (.50)    (.03)  (.53)  11.54      6.11    38,763
  2001         10.74       .52        .63   1.15     (.51)      --   (.51)  11.38     10.84    36,123
Class R (2/97)
  2005         11.45       .53        .45    .98     (.53)    (.01)  (.54)  11.89      8.70    23,675
  2004         12.16       .57       (.58)  (.01)    (.58)    (.12)  (.70)  11.45      (.07)   23,618
  2003         11.56       .58        .61   1.19     (.58)    (.01)  (.59)  12.16     10.53    24,951
  2002         11.39       .59        .20    .79     (.59)    (.03)  (.62)  11.56      6.99    23,643
  2001         10.75       .60        .63   1.23     (.59)      --   (.59)  11.39     11.63    22,799
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
MICHIGAN   -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/85)
  2005          .86%    4.32%      .86%    4.32%      .86%    4.33%        16%
  2004          .87     4.61       .87     4.61       .86     4.61          9
  2003          .86     4.67       .86     4.67       .86     4.67         10
  2002          .87     4.86       .87     4.86       .87     4.86         19
  2001          .87     5.15       .87     5.15       .86     5.16         11
Class B (2/97)
  2005         1.61     3.57      1.61     3.57      1.60     3.58         16
  2004         1.62     3.86      1.62     3.86      1.61     3.86          9
  2003         1.61     3.91      1.61     3.91      1.61     3.92         10
  2002         1.62     4.11      1.62     4.11      1.62     4.11         19
  2001         1.62     4.40      1.62     4.40      1.61     4.41         11
Class C (6/93)
  2005         1.41     3.77      1.41     3.77      1.40     3.78         16
  2004         1.42     4.06      1.42     4.06      1.41     4.06          9
  2003         1.41     4.12      1.41     4.12      1.41     4.12         10
  2002         1.42     4.31      1.42     4.31      1.42     4.31         19
  2001         1.42     4.60      1.42     4.60      1.41     4.61         11
Class R (2/97)
  2005          .66     4.52       .66     4.52       .66     4.53         16
  2004          .67     4.81       .67     4.81       .66     4.81          9
  2003          .66     4.87       .66     4.87       .66     4.87         10
  2002          .67     5.06       .67     5.06       .67     5.06         19
  2001          .67     5.35       .67     5.35       .66     5.36         11
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
71

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    --------


MISSOURI




                                      Net
           Beginning       Net  Realized/             Net                 Ending              Ending
                 Net   Invest- Unrealized         Invest-                    Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (8/87)
  2005        $10.78      $.48      $ .47  $ .95    $(.48)    $ -- $(.48) $11.25      8.97% $232,171
  2004         11.30       .50       (.53)  (.03)    (.49)      --  (.49)  10.78      (.28)  221,955
  2003         10.81       .51        .51   1.02     (.53)      --  (.53)  11.30      9.63   233,996
  2002         10.71       .54        .11    .65     (.55)      --  (.55)  10.81      6.20   207,890
  2001         10.18       .56        .53   1.09     (.56)      --  (.56)  10.71     10.93   202,698
Class B (2/97)
  2005         10.79       .40        .47    .87     (.40)      --  (.40)  11.26      8.15     9,197
  2004         11.30       .41       (.52)  (.11)    (.40)      --  (.40)  10.79      (.95)    9,532
  2003         10.81       .43        .50    .93     (.44)      --  (.44)  11.30      8.80    11,912
  2002         10.71       .46        .11    .57     (.47)      --  (.47)  10.81      5.38     9,091
  2001         10.18       .48        .53   1.01     (.48)      --  (.48)  10.71     10.10     6,991
Class C (2/94)
  2005         10.77       .42        .47    .89     (.42)      --  (.42)  11.24      8.39    19,955
  2004         11.29       .44       (.53)  (.09)    (.43)      --  (.43)  10.77      (.84)   21,402
  2003         10.81       .45        .49    .94     (.46)      --  (.46)  11.29      8.93    23,336
  2002         10.70       .48        .12    .60     (.49)      --  (.49)  10.81      5.72    20,076
  2001         10.17       .50        .53   1.03     (.50)      --  (.50)  10.70     10.31    12,589
Class R (2/97)
  2005         10.79       .50        .47    .97     (.50)      --  (.50)  11.26      9.20       561
  2004         11.31       .52       (.53)  (.01)    (.51)      --  (.51)  10.79      (.10)      483
  2003         10.82       .53        .50   1.03     (.54)      --  (.54)  11.31      9.80       534
  2002         10.71       .57        .11    .68     (.57)      --  (.57)  10.82      6.47       507
  2001         10.18       .58        .53   1.11     (.58)      --  (.58)  10.71     11.11       470
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
MISSOURI             -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (8/87)
  2005          .84%    4.35%      .84%    4.35%      .83%    4.35%        16%
  2004          .85     4.50       .85     4.50       .85     4.51         13
  2003          .86     4.65       .86     4.65       .85     4.66         14
  2002          .87     5.02       .87     5.02       .86     5.03         13
  2001          .87     5.31       .87     5.31       .87     5.31         13
Class B (2/97)
  2005         1.58     3.60      1.58     3.60      1.58     3.60         16
  2004         1.60     3.75      1.60     3.75      1.60     3.75         13
  2003         1.61     3.90      1.61     3.90      1.60     3.91         14
  2002         1.62     4.27      1.62     4.27      1.61     4.27         13
  2001         1.62     4.55      1.62     4.55      1.61     4.56         13
Class C (2/94)
  2005         1.39     3.80      1.39     3.80      1.38     3.81         16
  2004         1.40     3.95      1.40     3.95      1.40     3.95         13
  2003         1.41     4.10      1.41     4.10      1.40     4.11         14
  2002         1.41     4.46      1.41     4.46      1.41     4.47         13
  2001         1.42     4.76      1.42     4.76      1.42     4.76         13
Class R (2/97)
  2005          .64     4.54       .64     4.54       .64     4.55         16
  2004          .65     4.70       .65     4.70       .65     4.71         13
  2003          .66     4.86       .66     4.86       .65     4.86         14
  2002          .67     5.22       .67     5.22       .66     5.23         13
  2001          .67     5.51       .67     5.51       .67     5.51         13
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
72

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    --------


OHIO




                                      Net
           Beginning       Net  Realized/             Net                 Ending              Ending
                 Net   Invest- Unrealized         Invest-                    Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (6/85)
  2005        $11.17      $.51      $ .48  $ .99    $(.51)    $ -- $(.51) $11.65      9.00% $358,529
  2004         11.78       .53       (.60)  (.07)    (.54)      --  (.54)  11.17      (.62)  347,733
  2003         11.16       .54        .62   1.16     (.54)      --  (.54)  11.78     10.65   385,619
  2002         11.10       .55        .06    .61     (.55)      --  (.55)  11.16      5.57   379,342
  2001         10.62       .57        .48   1.05     (.57)      --  (.57)  11.10     10.05   385,226
Class B (2/97)
  2005         11.16       .42        .48    .90     (.42)      --  (.42)  11.64      8.22    25,621
  2004         11.77       .45       (.61)  (.16)    (.45)      --  (.45)  11.16     (1.34)   26,057
  2003         11.15       .45        .63   1.08     (.46)      --  (.46)  11.77      9.85    28,080
  2002         11.09       .47        .05    .52     (.46)      --  (.46)  11.15      4.79    22,433
  2001         10.62       .48        .48    .96     (.49)      --  (.49)  11.09      9.16    19,846
Class C (8/93)
  2005         11.15       .45        .48    .93     (.45)      --  (.45)  11.63      8.45    45,791
  2004         11.76       .47       (.60)  (.13)    (.48)      --  (.48)  11.15     (1.14)   44,575
  2003         11.15       .47        .62   1.09     (.48)      --  (.48)  11.76      9.99    50,999
  2002         11.09       .49        .06    .55     (.49)      --  (.49)  11.15      5.01    44,984
  2001         10.61       .51        .48    .99     (.51)      --  (.51)  11.09      9.46    41,396
Class R (2/97)
  2005         11.16       .53        .48   1.01     (.53)      --  (.53)  11.64      9.24   139,017
  2004         11.77       .56       (.61)  (.05)    (.56)      --  (.56)  11.16      (.41)  139,762
  2003         11.15       .56        .62   1.18     (.56)      --  (.56)  11.77     10.89   154,781
  2002         11.09       .57        .06    .63     (.57)      --  (.57)  11.15      5.80   148,302
  2001         10.62       .59        .48   1.07     (.60)      --  (.60)  11.09     10.19   146,678
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
OHIO       -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/85)
  2005          .84%    4.43%      .84%    4.43%      .83%    4.44%        11%
  2004          .85     4.65       .85     4.65       .85     4.65         12
  2003          .87     4.69       .87     4.69       .87     4.69         12
  2002          .86     4.93       .86     4.93       .86     4.93         21
  2001          .86     5.13       .86     5.13       .85     5.13         12
Class B (2/97)
  2005         1.58     3.69      1.58     3.69      1.58     3.69         11
  2004         1.60     3.90      1.60     3.90      1.60     3.90         12
  2003         1.62     3.94      1.62     3.94      1.61     3.94         12
  2002         1.61     4.17      1.61     4.17      1.61     4.18         21
  2001         1.61     4.37      1.61     4.37      1.60     4.37         12
Class C (8/93)
  2005         1.38     3.88      1.38     3.88      1.38     3.89         11
  2004         1.40     4.10      1.40     4.10      1.40     4.10         12
  2003         1.42     4.14      1.42     4.14      1.41     4.14         12
  2002         1.41     4.37      1.41     4.37      1.41     4.38         21
  2001         1.41     4.57      1.41     4.57      1.40     4.58         12
Class R (2/97)
  2005          .64     4.64       .64     4.64       .64     4.64         11
  2004          .65     4.85       .65     4.85       .65     4.85         12
  2003          .67     4.89       .67     4.89       .67     4.89         12
  2002          .66     5.12       .66     5.12       .66     5.13         21
  2001          .66     5.32       .66     5.32       .65     5.33         12
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
73

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    -------


WISCONSIN




                                      Net
           Beginning       Net  Realized/             Net                 Ending             Ending
                 Net   Invest- Unrealized         Invest-                    Net                Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total   Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------
Class A (6/94)
  2005        $10.16      $.42      $ .37  $ .79    $(.41)    $ -- $(.41) $10.54      7.94% $36,325
  2004         10.62       .43       (.45)  (.02)    (.44)      --  (.44)  10.16      (.33)  39,033
  2003         10.14       .43        .49    .92     (.44)      --  (.44)  10.62      9.41   42,360
  2002          9.97       .44        .17    .61     (.44)      --  (.44)  10.14      6.26   40,199
  2001          9.24       .45        .72   1.17     (.44)      --  (.44)   9.97     12.84   30,944
Class B (2/97)
  2005         10.18       .34        .39    .73     (.34)      --  (.34)  10.57      7.25    4,600
  2004         10.65       .35       (.46)  (.11)    (.36)      --  (.36)  10.18     (1.01)   4,568
  2003         10.17       .36        .49    .85     (.37)      --  (.37)  10.65      8.53    5,960
  2002         10.00       .37        .17    .54     (.37)      --  (.37)  10.17      5.49    5,224
  2001          9.27       .38        .72   1.10     (.37)      --  (.37)  10.00     11.98    4,401
Class C (2/97)
  2005         10.18       .36        .39    .75     (.36)      --  (.36)  10.57      7.47    4,797
  2004         10.65       .37       (.46)  (.09)    (.38)      --  (.38)  10.18      (.84)   4,632
  2003         10.16       .38        .50    .88     (.39)      --  (.39)  10.65      8.83    4,536
  2002         10.00       .39        .16    .55     (.39)      --  (.39)  10.16      5.58    3,282
  2001          9.26       .40        .73   1.13     (.39)      --  (.39)  10.00     12.31    5,408
Class R (2/97)
  2005         10.20       .44        .39    .83     (.44)      --  (.44)  10.59      8.25       63
  2004         10.67       .45       (.46)  (.01)    (.46)      --  (.46)  10.20      (.10)     177
  2003         10.18       .46        .50    .96     (.47)      --  (.47)  10.67      9.62      176
  2002         10.02       .47        .16    .63     (.47)      --  (.47)  10.18      6.36       97
  2001          9.28       .47        .73   1.20     (.46)      --  (.46)  10.02     13.10       51
----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
WISCONSIN            -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/94)
  2005          .92%    3.99%      .92%    3.99%      .90%    4.00%        15%
  2004          .92     4.12       .92     4.12       .91     4.13         21
  2003          .93     4.19       .93     4.19       .91     4.20          8
  2002          .93     4.39       .93     4.39       .92     4.40         19
  2001          .97     4.59       .97     4.59       .95     4.61         16
Class B (2/97)
  2005         1.67     3.24      1.67     3.24      1.66     3.25         15
  2004         1.67     3.37      1.67     3.37      1.66     3.38         21
  2003         1.67     3.44      1.67     3.44      1.66     3.45          8
  2002         1.68     3.65      1.68     3.65      1.67     3.66         19
  2001         1.72     3.84      1.72     3.84      1.70     3.86         16
Class C (2/97)
  2005         1.47     3.44      1.47     3.44      1.45     3.45         15
  2004         1.47     3.57      1.47     3.57      1.46     3.58         21
  2003         1.47     3.64      1.47     3.64      1.45     3.65          8
  2002         1.51     3.85      1.51     3.85      1.49     3.86         19
  2001         1.52     4.04      1.52     4.04      1.50     4.05         16
Class R (2/97)
  2005          .72     4.21       .72     4.21       .71     4.22         15
  2004          .72     4.32       .72     4.32       .71     4.33         21
  2003          .72     4.39       .72     4.39       .70     4.41          8
  2002          .73     4.60       .73     4.60       .72     4.62         19
  2001          .77     4.79       .77     4.79       .75     4.80         16
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust IV:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (constituting the Nuveen Multistate Trust IV, hereafter referred to as the "Funds") at May 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended May 31, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
July 28, 2005


----
75

            ANNUAL Investment Management Agreement Approval Process

   At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent trustees, unanimously approved the Investment Management Agreement between each Fund and NAM (the "Adviser").

The Approval Process

   To assist the Board in its evaluation of an advisory contract with the Adviser, the independent trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Adviser; the organization of the Adviser, including the responsibilities of various departments and key personnel; the respective Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and if available, with recognized or, in certain cases, customized benchmarks; the profitability of the Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Adviser in providing the various services; the advisory fees of the Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Adviser's management fees with the fees the Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

   In addition to the foregoing materials, independent legal counsel to the independent trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

   At the Board meeting, the Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the trustees considered the advisory contracts with the Adviser. The independent trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;
(d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

   In evaluating the nature, extent and quality of the Adviser's services, the trustees reviewed information concerning the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; narrative and statistical information concerning the respective Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing the Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the trustees received materials regarding the changes or additions in personnel of the Adviser. The trustees further noted the willingness of the personnel of the Adviser to engage in open, candid discussions with the Board. The trustees further considered the quality of the Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Adviser. In their review of advisory contracts for the fixed income funds, the trustees also noted that Nuveen won the Lipper Award for Best Fund Family:
Fixed Income-Large Asset Class, for 2004. Given the trustees' experience with the Funds, other Nuveen funds and the Adviser, the trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Adviser.

   In addition to advisory services, the independent trustees considered the quality of the administrative or non-advisory services provided. In this regard, the Adviser provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Adviser and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the trustees considered, in particular, the Adviser's policies and procedures for assuring compliance with applicable laws and


----
76
regulations in light of the new SEC regulations governing compliance. The trustees noted the Adviser's focus on compliance and its compliance systems. In their review, the trustees considered, among other things, the additions of experienced personnel to the Adviser's compliance group and modifications and other enhancements to the Adviser's computer systems. In addition to the foregoing, the trustees also noted that the Adviser outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

   With respect to services provided to the Funds, the trustees also noted, among other things, the enhancements the Adviser has implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify the Adviser's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).

   Based on their review, the trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and the Adviser

   As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group if available and its performance compared to recognized and, in certain cases, customized benchmarks (as applicable). Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group. The trustees evaluated, among other things, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group subject to the following. Certain state municipal funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The two open-end Funds that utilize such indices are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund. Based on their review, the trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

   1. Fees and Expenses

   In evaluating the management fees and expenses that a Fund is expected to bear, the trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The trustees reviewed the financial information of the Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale." In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the Peer Group, the trustees determined that such Funds' net total expense ratios were within an acceptable range compared to such peers.

   2. Comparisons with the Fees of Other Clients

   The trustees further compared the fees of the Adviser to the fees the Adviser or an affiliate thereof assessed for other types of clients. Such other clients included clients investing in municipal funds, such as municipal managed accounts. With respect to municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, the Adviser and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to


----
77
the same extent, if at all, for separate accounts. In addition to the differences in services, the trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. Profitability of the Adviser

   In conjunction with its review of fees, the trustees also considered the profitability of the Adviser. The trustees reviewed the Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the trustees reviewed the Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the trustees considered the Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by the Adviser. Based on their review, the trustees were satisfied that the Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

   In reviewing the compensation, the trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

   In evaluating fees, the trustees also considered any indirect benefits or profits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the trustees considered any benefits from soft dollar arrangements. The trustees noted that although the Adviser manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that the Adviser typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, the Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.

   In addition to soft dollar arrangements, the trustees also considered any other revenues, if any, received by the Adviser or its affiliates. In this regard, for Funds with 12b-1 plans, the trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations

   Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of the Adviser. Pursuant to a series of transactions, St. Paul has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore the Adviser. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with the Adviser and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment


----
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

Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving the Adviser, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of the Adviser; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by the Adviser to finance certain of the transactions; the ability of the Adviser to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of the Adviser. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by the Adviser, the terms of the Investment Management Agreements, including the fees thereunder, and would not materially affect the organization or operations of the Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their approval of the Adviser would continue to apply after the change of control.

G. Approval

   The trustees did not identify any single factor discussed previously as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the Investment Management Agreements should be approved, and that the new, post-change of control Investment Management Agreements be approved and recommended to shareholders.


----
79

                                     Notes

--------------------------------------------------------------------------------
80

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997), Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Fleming       153
10/28/42                                                      Asset Management, President and CEO, Banc
333 W. Wacker Drive                                           One Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
81

================================================================================

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with        Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed /(2)/ During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee             1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                             Operating Officer, (retired, 2004);
333 W. Wacker Drive                                 Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                   estate investment company; formerly, Vice
                                                    President, Miller-Valentine Realty, a
                                                    construction company; Board Member and Chair
                                                    of the Finance Committee, member of the
                                                    Audit Committee of Premier Health Partners,
                                                    the not-for-profit company of Miami Valley
                                                    Hospital; Board Member, formerly Chair,
                                                    Dayton Development Coalition; President,
                                                    Dayton Philharmonic Orchestra Association;
                                                    formerly, Member, Community Advisory Board,
                                                    National City Bank, Dayton, Ohio and
                                                    Business Advisory Council, Cleveland Federal
                                                    Reserve Bank.


---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee             1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee             2005       Senior Vice President for Business and             155
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First                                                  Fund Complex
Birthdate            Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed /(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:


---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief               1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                 Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                        formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President      2004       Managing Director (since 2005), previously,        155
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President      2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                  Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                      Nuveen Investments, LLC.
Chicago, IL 60606

----
82

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                 Position(s)      Year First                                                  Fund Complex
Birthdate             Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed /(3)/ During Past 5 Years                              Officer
----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President      1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                  (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                  of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                    Vice President and Treasurer of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/ (since 1999); Vice
                                                     President and Treasurer of Nuveen Asset
                                                     Management (since 2002) and of Nuveen
                                                     Investments Advisers Inc.; Assistant
                                                     Treasurer of NWQ Investment Management
                                                     Company, LLC (since 2002); Vice President
                                                     and Treasurer of Nuveen Rittenhouse Asset
                                                     Management, Inc. (since 2003); Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President      1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                  General Counsel (since 1998); formerly,
333 W. Wacker Drive                                  Assistant Vice President (since 1998) of
Chicago, IL 60606                                    Nuveen Investments, LLC; Vice President
                                                     (since 2002) and Assistant Secretary (since
                                                     1998), formerly, Assistant Vice President of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; and (since
                                                     2005) Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President      1998       Managing Director (since 2004) formerly,           155
10/24/45                                             Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                  Managing Director (since 2004) formerly,
Chicago, IL 60606                                    Vice President (since 1998) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/; Managing Director (since
                                                     2005) of Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President      1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                               Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                    of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; Managing
                                                     Director (since 2001) of Nuveen Asset
                                                     Management; Vice President (since 2002) of
                                                     Nuveen Investment Advisers Inc.; Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President      1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                 Controller (since 1998) of Nuveen
333 W. Wacker Drive                                  Investments, LLC; formerly, Vice President
Chicago, IL 60606                                    and Funds Controller (1998-2004) of Nuveen
                                                     Investments, Inc.; Certified Public
                                                     Accountant.


----------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President      2004       Vice President and Deputy Director of              155
4/13/56               and Chief                      Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                     Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                        Advisers Inc., Nuveen Asset Management and
                                                     Rittenhouse Asset Management, Inc.;
                                                     previously, Vice President and Deputy
                                                     Director of Compliance (2004) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/; formerly, Senior Attorney
                                                     (1994 to 2004), The Northern Trust Company.


----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President      2000       Vice President (since 2000) of Nuveen              155
3/22/63                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                  Accountant.
Chicago, IL 60606


----------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President      2002       Vice President (since 1999) of Nuveen              155
8/27/61                                              Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
83

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,               Position(s)      Year First                                                  Fund Complex
Birthdate           Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed /(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President      1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                  Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                      Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Vice President (since 2005), Assistant
                                                   Secretary of Nuveen Investments, Inc. and of
                                                   Nuveen Asset Management; Vice President
                                                   (since 2000), Assistant Secretary and
                                                   Assistant General Counsel (since 1998) of
                                                   Rittenhouse Asset Management; Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
84

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
85

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS6-0505D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                 Audit Fees Billed   Audit-Related Fees      Tax Fees       All Other Fees
May 31, 2005                          to Funds         Billed to Funds     Billed to Funds   Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas Municipal Bond Fund                    8,785                    0               905                 0
Kentucky Municipal Bond Fund                 17,066                    0             3,347                 0
Michigan Municipal Bond Fund                 11,545                    0             1,758                 0
Missouri Municipal Bond Fund                 11,758                    0             1,796                 0
Ohio Municipal Bond Fund                     18,763                    0             3,890                 0
Wisconsin Municipal Bond Fund                 6,803                    0               320                 0
                                  --------------------------------------------------------------------------
  Total                           $          74,720   $                0   $        12,016   $             0


                                            Percentage Approved Pursuant to Pre-approval Exception
                                  --------------------------------------------------------------------------
                                  Audit Fees Billed   Audit-Related Fees      Tax Fees       All Other Fees
                                      to Funds         Billed to Funds     Billed to Funds   Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas Municipal Bond Fund                        0                    0                 0                 0
Kentucky Municipal Bond Fund                      0                    0                 0                 0
Michigan Municipal Bond Fund                      0                    0                 0                 0
Missouri Municipal Bond Fund                      0                    0                 0                 0
Ohio Municipal Bond Fund                          0                    0                 0                 0
Wisconsin Municipal Bond Fund                     0                    0                 0                 0


Fiscal Year Ended                 Audit Fees Billed   Audit-Related Fees       Tax Fees      All Other Fees
May 31, 2004                          to Funds         Billed to Funds     Billed to Funds   Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas Municipal Bond Fund                    9,172                    0               174                 0
Kentucky Municipal Bond Fund                 18,269                    0               612                 0
Michigan Municipal Bond Fund                 12,367                    0               334                 0
Missouri Municipal Bond Fund                 12,440                    0               328                 0
Ohio Municipal Bond Fund                     20,545                    0               724                 0
Wisconsin Municipal Bond Fund                 6,989                    0                60                 0
                                  --------------------------------------------------------------------------
  Total                           $          79,782   $                0   $         2,232   $             0


                                         Percentage Approved Pursuant to Pre-approval Exception
                                  --------------------------------------------------------------------------
                                  Audit Fees Billed   Audit-Related Fees      Tax Fees       All Other Fees
                                      to Funds         Billed to Funds     Billed to Funds   Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas Municipal Bond Fund                      N/A                  N/A               N/A               N/A
Kentucky Municipal Bond Fund                    N/A                  N/A               N/A               N/A
Michigan Municipal Bond Fund                    N/A                  N/A               N/A               N/A
Missouri Municipal Bond Fund                    N/A                  N/A               N/A               N/A
Ohio Municipal Bond Fund                        N/A                  N/A               N/A               N/A
Wisconsin Municipal Bond Fund                   N/A                  N/A               N/A               N/A

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                                    Audit-Related Fees    Tax Fees Billed to      All Other Fees
                                  Billed to Adviser and       Adviser and       Billed to Adviser
Fiscal Year Ended                    Affiliated Fund        Affiliated Fund    and Affiliated Fund
May 31, 2005                        Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------------------------
Nuveen Multistate Trust IV        $                   0   $           49,500   $                 0


                                       Percentage Approved Pursuant to Pre-approval Exception
                                  ----------------------------------------------------------------
                                    Audit-Related Fees    Tax Fees Billed to      All Other Fees
                                  Billed to Adviser and       Adviser and       Billed to Adviser
                                     Affiliated Fund        Affiliated Fund    and Affiliated Fund
                                    Service Providers      Service Providers    Service Providers
                                  ----------------------------------------------------------------
                                                      0%                   0%                    0%

The above "Tax Fees" are fees billed to the Adviser for Fund tax return preparation.

                                    Audit-Related Fees    Tax Fees Billed to      All Other Fees
                                  Billed to Adviser and       Adviser and       Billed to Adviser
Fiscal Year Ended                    Affiliated Fund        Affiliated Fund    and Affiliated Fund
May 31, 2004                        Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------------------------
Nuveen Multistate Trust IV        $                   0   $                0   $                 0


                                       Percentage Approved Pursuant to Pre-approval Exception
                                  ----------------------------------------------------------------
                                    Audit-Related Fees    Tax Fees Billed to      All Other Fees
                                  Billed to Adviser and       Adviser and       Billed to Adviser
                                     Affiliated Fund        Affiliated Fund    and Affiliated Fund
                                    Service Providers      Service Providers    Service Providers
                                  ----------------------------------------------------------------
                                                      0%                   0%                    0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                            Total Non-Audit Fees
                                                           billed to Adviser and
                                                          Affiliated Fund Service     Total Non-Audit Fees
                                                           Providers (engagements     billed to Adviser and
                                                          related directly to the    Affiliated Fund Service
Fiscal Year Ended                 Total Non-Audit Fees    operations and financial    Providers (all other
May 31, 2005                         Billed to Trust      reporting of the Trust)         engagements)           Total
-------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas Municipal Bond Fund                         905                      49,500                         0       50,405
Kentucky Municipal Bond Fund                     3,347                      49,500                         0       52,847
Michigan Municipal Bond Fund                     1,758                      49,500                         0       51,258
Missouri Municipal Bond Fund                     1,796                      49,500                         0       51,296
Ohio Municipal Bond Fund                         3,890                      49,500                         0       53,390
Wisconsin Municipal Bond Fund                      320                      49,500                         0       49,820
                                  ---------------------------------------------------------------------------------------
  Total                           $             12,016                               $                     0

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax Fees" billed to Adviser in the amount of $49,500 from previous table.

                                                            Total Non-Audit Fees
                                                           billed to Adviser and
                                                          Affiliated Fund Service     Total Non-Audit Fees
                                                           Providers (engagements     billed to Adviser and
                                                          related directly to the    Affiliated Fund Service
Fiscal Year Ended                 Total Non-Audit Fees    operations and financial    Providers (all other
May 31, 2004                         Billed to Trust      reporting of the Trust)         engagements)           Total
-------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Kansas Municipal Bond Fund                         174                           0                         0          174
Kentucky Municipal Bond Fund                       612                           0                         0          612
Michigan Municipal Bond Fund                       334                           0                         0          334
Missouri Municipal Bond Fund                       328                           0                         0          328
Ohio Municipal Bond Fund                           724                           0                         0          724
Wisconsin Municipal Bond Fund                       60                           0                         0           60
                                  ---------------------------------------------------------------------------------------
  Total                           $              2,232    $                      0   $                     0   $    2,232

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date August 8, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date August 8, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date August 8, 2005
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.